UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Bond Fund Intermediate Bond Portfolio

October 31, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 11, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Bond Fund Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended October 31, 2013.

Investment Objective and Policies

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment-grade bonds. The Portfolio may use leverage for investment purposes. The Portfolio may invest without limit in U.S. dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards or swaps.

Investment Results

The table on page 5 shows the Portfolio’s performance compared with its benchmark, the Barclays U.S. Aggregate Bond Index for the six- and 12-month periods ended October 31, 2013.

All share classes of the Portfolio declined in absolute terms during both periods; all share classes underperformed the benchmark for the six-month period, while all share classes, except Classes B and C, outperformed for the 12-month period. Within the Portfolio’s sector allocation, an underweight to Treasuries and exposure to high yield corporates were primary contributors for both periods. Investment-grade corporate security selection, specifically in bank and telecommunications holdings, was a positive contributor for the 12-month period; an allocation to non-agency mortgages also contributed. The Portfolio’s security selection in agency mortgages, commercial mortgage-backed securities (“CMBS”) and government agencies detracted from performance for both periods.

During both periods, the Portfolio utilized both Treasury futures and interest rate swaps to manage overall duration

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	1

and yield curve positioning. Yield curve positioning detracted for both periods, due to an overweight in the 10-year area of the yield curve where yields rose most. Currency forwards were utilized for both hedging and investment purposes. For the six-month period, currency did not have a meaningful impact on performance, while an active short position in the Japanese yen contributed positively for the 12-month period. Currency swaps were utilized for both hedging and investment purposes, as well as credit default swaps for investment purposes, which had an immaterial impact on performance for both periods.

Market Review and Investment Strategy

The policy direction of the U.S. Federal Reserve (the “Fed”) continued to be a primary driver of market behavior during the 12-month period ended October 31, 2013. After a positive start, capital markets stumbled in the second quarter. After initially setting cyclical highs, equities lost ground and yields on U.S. Treasuries rose in response to signals by the Fed that it would soon temper its aggressive bond-buying program. The Fed-induced selloff prompted outflows from fixed-income mutual funds, both in the U.S. and around the world, reinforcing volatility.

Fixed-income markets rallied at the end of the period however, buoyed by the Fed’s announcement that its aggressive reflationary policies would be delayed, possibly into next year. This defied market expectations, as the conventional wisdom was that the Fed was prepared to begin scaling back its massive bond-purchasing program. Resolution of the debt ceiling debate in the U.S., at least in the short term, also sparked a relief rally.

Most major bond sectors fell into negative territory for the annual period, as yields rose. As measured by the benchmark, CMBS and high yield outperformed, providing positive returns. Investment-grade corporates posted negative returns, but outperformed Treasuries and the broader fixed-income market in duration-neutral terms as spreads narrowed. The corporate sector was helped by solid returns within financials. At the end of the period, U.S. Treasuries declined as yields rose across the maturity spectrum, except for the shortest maturities. The 10-year Treasury yield, which moves in reverse direction to price, ended the period at 2.55%.

2	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effects of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolio’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Bond Fund Intermediate Bond Portfolio*
Class A	-2.30%	-0.81%

Class B†	-2.64%	-1.59%

Class C	-2.64%	-1.51%

Advisor Class‡	-2.15%	-0.61%

Class R‡	-2.40%	-1.01%

Class K‡	-2.27%	-0.76%

Class I‡	-2.23%	-0.62%

Barclays U.S. Aggregate Bond Index	-1.97%	-1.08%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from third-party regulatory settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended October 31, 2013 by 0.14%.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 10/31/03 TO 10/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund Intermediate Bond Portfolio Class A shares (from 10/31/03 to 10/31/13) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			2.33%
1 Year	-0.81%	-5.06%
5 Years	8.46%	7.52%
10 Years	4.54%	4.09%

Class B Shares			1.71%
1 Year	-1.59%	-4.48%
5 Years	7.72%	7.72%
10 Years(a)	4.16%	4.16%

Class C Shares			1.74%
1 Year	-1.51%	-2.47%
5 Years	7.72%	7.72%
10 Years	3.84%	3.84%

Advisor Class Shares†			2.73%
1 Year	-0.61%	-0.61%
5 Years	8.75%	8.75%
10 Years	4.87%	4.87%

Class R Shares†			2.14%
1 Year	-1.01%	-1.01%
5 Years	8.24%	8.24%
Since Inception‡	4.36%	4.36%

Class K Shares†			2.59%
1 Year	-0.76%	-0.76%
5 Years	8.51%	8.51%
Since Inception‡	4.74%	4.74%

Class I Shares†			2.70%
1 Year	-0.62%	-0.62%
5 Years	8.77%	8.77%
Since Inception‡	5.00%	5.00%

The Portfolio’s prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.99%, 1.74%, 1.70%, 0.69%, 1.29%, 0.99% and 0.66% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios (exclusive of interest expense) to 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2013.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio. The inception dates for Classes R, K and I are listed below.

‡	Inception dates: 11/3/2003 for Class R shares; 3/1/2005 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	-5.91%
5 Years	5.74%
10 Years	3.86%

Class B Shares
1 Year	-5.33%
5 Years	5.94%
10 Years(a)	3.93%

Class C Shares
1 Year	-3.41%
5 Years	5.94%
10 Years	3.60%

Advisor Class Shares†
1 Year	-1.48%
5 Years	6.98%
10 Years	4.62%

Class R Shares**
1 Year	-1.97%
5 Years	6.45%
Since Inception‡	4.25%

Class K Shares†
1 Year	-1.72%
5 Years	6.74%
Since Inception‡	4.62%

Class I Shares†
1 Year	-1.49%
5 Years	7.00%
Since Inception‡	4.87%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio. The inception dates for Classes R, K and I are listed below.

‡	Inception dates: 11/3/2003 for Class R shares; 3/1/2005 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

8	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$977.00	$4.48	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%
Class B
Actual	$1,000	$973.60	$7.96	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000	$973.60	$7.96	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Advisor Class
Actual	$1,000	$978.50	$2.99	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class R
Actual	$1,000	$976.00	$5.48	1.10%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%
Class K
Actual	$1,000	$977.30	$4.24	0.85%
Hypothetical**	$1,000	$1,020.92	$4.33	0.85%
Class I
Actual	$1,000	$977.70	$2.99	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

October 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $433.8

*	All data are as of October 31, 2013. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

10	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2013

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 30.3%
Industrial – 14.0%
Basic – 1.6%
Barrick North America Finance LLC 4.40%, 5/30/21	U.S.$	634	$608,964
Basell Finance Co. BV 8.10%, 3/15/27(a)		405	528,901
Cia Minera Milpo SAA 4.625%, 3/28/23(a)		598	550,314
Dow Chemical Co/The 4.125%, 11/15/21		360	372,156
8.55%, 5/15/19		490	634,203
Gerdau Trade, Inc. 4.75%, 4/15/23(a)		850	794,968
5.75%, 1/30/21(a)		107	110,317
Glencore Funding LLC 4.125%, 5/30/23(a)		745	708,221
International Paper Co. 4.75%, 2/15/22		235	251,775
7.95%, 6/15/18		236	292,365
LyondellBasell Industries NV 5.75%, 4/15/24		766	877,163
Rio Tinto Finance USA PLC 2.875%, 8/21/22		395	370,620
3.50%, 3/22/22		126	124,076
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		562	487,103

			6,711,146

Capital Goods – 0.8%
Embraer SA 5.15%, 6/15/22		369	375,457
Odebrecht Finance Ltd. 5.125%, 6/26/22(a)		490	490,000
Owens Corning 6.50%, 12/01/16(b)		955	1,069,186
Republic Services, Inc. 5.25%, 11/15/21		508	562,500
5.50%, 9/15/19		753	858,195

			3,355,338

Communications - Media – 3.0%
CBS Corp. 5.75%, 4/15/20		710	806,992
8.875%, 5/15/19		530	680,623
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,439	2,043,272
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		715	685,554
4.60%, 2/15/21		565	577,472
4.75%, 10/01/14		525	544,268

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(c)	U.S.$	431	$443,930
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)		604	597,960
News America, Inc. 6.15%, 3/01/37-2/15/41		893	1,000,698
6.55%, 3/15/33		142	162,449
Omnicom Group, Inc. 3.625%, 5/01/22		460	449,197
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		1,193	1,514,065
Time Warner Cable, Inc. 5.00%, 2/01/20		740	758,130
7.50%, 4/01/14		1,055	1,083,430
Time Warner Entertainment Co. LP 8.375%, 3/15/23		325	381,592
WPP Finance UK 8.00%, 9/15/14		1,185	1,256,029

			12,985,661

Communications - Telecommunications – 1.9%
American Tower Corp. 5.05%, 9/01/20		1,185	1,251,822
AT&T, Inc. 4.45%, 5/15/21		646	680,035
5.35%, 9/01/40		233	226,954
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		1,170	1,129,631
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	130	125,696
Telecom Italia Capital SA 7.175%, 6/18/19	U.S.$	515	571,616
Telefonica Emisiones SAU 5.462%, 2/16/21		520	550,947
United States Cellular Corp. 6.70%, 12/15/33		752	726,499
Verizon Communications, Inc. 5.15%, 9/15/23		1,034	1,121,878
6.55%, 9/15/43		1,625	1,885,343

			8,270,421

Consumer Cyclical - Automotive – 0.8%
Ford Motor Credit Co. LLC 5.00%, 5/15/18		1,706	1,890,509
5.875%, 8/02/21		378	433,065
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		1,010	1,063,362

			3,386,936

12	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.6%
Time Warner, Inc. 4.70%, 1/15/21	U.S.$	600	$649,251
7.625%, 4/15/31		1,285	1,626,360
Viacom, Inc. 5.625%, 9/15/19		240	273,331

			2,548,942

Consumer Cyclical - Other – 0.1%
Host Hotels & Resorts LP 5.25%, 3/15/22		545	576,567

Consumer Cyclical - Retailers – 0.3%
Dollar General Corp. 4.125%, 7/15/17		228	243,729
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		1,143	1,141,493

			1,385,222

Consumer Non-Cyclical – 0.6%
Actavis, Inc. 3.25%, 10/01/22		487	463,601
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		130	138,256
Kroger Co. (The) 3.40%, 4/15/22		916	896,648
Reynolds American, Inc. 3.25%, 11/01/22		616	582,147
Tyson Foods, Inc. 4.50%, 6/15/22		677	702,158

			2,782,810

Energy – 2.5%
Anadarko Petroleum Corp. 6.45%, 9/15/36		401	471,964
Encana Corp. 3.90%, 11/15/21		1,290	1,298,547
Hess Corp. 7.875%, 10/01/29		85	109,218
Marathon Petroleum Corp. 5.125%, 3/01/21		439	481,340
Nabors Industries, Inc. 5.10%, 9/15/23(a)		630	643,510
Noble Energy, Inc. 8.25%, 3/01/19		1,232	1,550,598
Noble Holding International Ltd. 3.95%, 3/15/22		305	302,346
4.90%, 8/01/20		108	116,173
Phillips 66 4.30%, 4/01/22		1,039	1,078,832

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)	U.S.$	1,375	$1,401,880
Transocean, Inc. 3.80%, 10/15/22		356	340,763
6.375%, 12/15/21		4	4,507
6.50%, 11/15/20		540	612,675
Valero Energy Corp. 6.125%, 2/01/20		770	889,669
Weatherford International Ltd./Bermuda 5.125%, 9/15/20		630	670,445
6.00%, 3/15/18		91	102,630
9.625%, 3/01/19		605	771,936

			10,847,033

Technology – 1.0%
Agilent Technologies, Inc. 5.00%, 7/15/20		217	236,627
Baidu, Inc. 2.25%, 11/28/17		363	360,331
3.25%, 8/06/18		447	456,662
Hewlett-Packard Co. 4.65%, 12/09/21		266	269,333
Motorola Solutions, Inc. 3.50%, 3/01/23		794	745,992
7.50%, 5/15/25		30	36,530
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		1,365	1,357,465
Total System Services, Inc. 2.375%, 6/01/18		344	338,621
3.75%, 6/01/23		350	326,047

			4,127,608

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.25%, 10/01/14		730	757,572
5.75%, 12/15/16		490	548,829

			1,306,401

Transportation - Services – 0.5%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		1,490	1,525,064
Ryder System, Inc. 5.85%, 11/01/16		383	425,383
7.20%, 9/01/15		369	408,799

			2,359,246

			60,643,331

Financial Institutions – 12.7%
Banking – 7.0%
ABN AMRO Bank NV 2.50%, 10/30/18(a)		1,090	1,086,823

14	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bank of America Corp. 5.875%, 2/07/42	U.S.$	1,012	$1,162,639
7.375%, 5/15/14		1,050	1,087,057
7.625%, 6/01/19		1,035	1,290,298
Series L 5.65%, 5/01/18		390	444,865
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	860	1,380,098
BNP Paribas SA 4.73%, 4/12/16(a)		900	1,255,556
5.186%, 6/29/15(a)	U.S.$	297	305,910
BPCE SA 5.70%, 10/22/23(a)		737	755,845
Compass Bank 5.50%, 4/01/20		1,339	1,380,917
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands 3.95%, 11/09/22		623	608,975
Countrywide Financial Corp. 6.25%, 5/15/16		62	68,680
Credit Suisse AG 6.50%, 8/08/23(a)		794	844,419
Danske Bank A/S Series E 5.684%, 2/15/17	GBP	528	853,012
Deutsche Bank AG 4.296%, 5/24/28	U.S.$	1,315	1,206,164
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		630	714,407
Series D 6.00%, 6/15/20		1,430	1,655,451
ING Bank NV 2.00%, 9/25/15(a)		1,360	1,376,445
JPMorgan Chase & Co. Series Q 5.15%, 5/01/23		672	608,160
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		282	309,241
Macquarie Group Ltd. 4.875%, 8/10/17(a)		668	725,394
Morgan Stanley Series G 5.50%, 7/24/20		1,030	1,162,643
Murray Street Investment Trust I 4.647%, 3/09/17		125	135,904
National Capital Trust II Delaware 5.486%, 3/23/15(a)		372	382,230
Nationwide Building Society 6.25%, 2/25/20(a)		1,415	1,624,533

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)	U.S.$	430	$446,125
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		1,061	1,236,065
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(a)		249	256,470
7.092%, 12/21/17	EUR	805	1,218,682
Societe Generale SA 2.50%, 1/15/14(a)	U.S.$	695	697,127
SouthTrust Corp. 5.80%, 6/15/14		1,470	1,513,975
Standard Chartered PLC Series E 4.00%, 7/12/22(a)		1,310	1,342,750
UBS AG/Stamford CT 7.625%, 8/17/22		620	706,865
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		563	596,637

			30,440,362

Brokerage – 0.3%
Nomura Holdings, Inc. 2.00%, 9/13/16		1,240	1,249,063

Finance – 0.4%
General Electric Capital Corp. 4.65%, 10/17/21		544	595,643
Series A 7.125%, 6/15/22		1,000	1,115,000

			1,710,643

Insurance – 4.0%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		650	754,319
American International Group, Inc. 4.875%, 6/01/22		755	826,414
6.40%, 12/15/20		680	815,795
8.175%, 5/15/58		940	1,158,550
Coventry Health Care, Inc. 5.95%, 3/15/17		295	335,358
6.125%, 1/15/15		115	122,339
6.30%, 8/15/14		900	938,672
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		542	702,529
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		280	292,162
5.125%, 4/15/22		435	486,511
5.50%, 3/30/20		726	828,122

16	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Humana, Inc. 6.45%, 6/01/16	U.S.$	130	$145,698
7.20%, 6/15/18		825	989,235
Lincoln National Corp. 8.75%, 7/01/19		361	471,042
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		300	439,949
MetLife Capital Trust IV 7.875%, 12/15/37(a)		590	679,975
MetLife, Inc. 7.717%, 2/15/19		358	452,402
Muenchener Rueckversicherungs AG Series E 6.25%, 5/26/42(a)	EUR	800	1,300,930
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	1,190	1,659,831
Prudential Financial, Inc. 5.625%, 6/15/43		920	916,550
Swiss Reinsurance Co. via ELM BV 5.252%, 5/25/16(a)	EUR	850	1,200,250
XL Group PLC 5.25%, 9/15/14	U.S.$	824	854,453
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		1,075	1,140,844

			17,511,930

Other Finance – 0.3%
ORIX Corp. 4.71%, 4/27/15		998	1,046,338

REITS – 0.7%
HCP, Inc. 5.375%, 2/01/21		1,410	1,558,528
Health Care REIT, Inc. 5.25%, 1/15/22		1,410	1,527,591

			3,086,119

			55,044,455

Utility – 3.2%
Electric – 0.4%
CMS Energy Corp. 5.05%, 3/15/22		440	478,624
Constellation Energy Group, Inc. 5.15%, 12/01/20		260	281,024
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		283	283,420
TECO Finance, Inc. 4.00%, 3/15/16		310	330,022
5.15%, 3/15/20		380	415,615

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wisconsin Energy Corp. 6.25%, 5/15/67	U.S.$	140	$143,500

			1,932,205

Natural Gas – 2.8%
DCP Midstream LLC 5.35%, 3/15/20(a)		396	425,437
Energy Transfer Partners LP 6.70%, 7/01/18		411	483,613
7.50%, 7/01/38		909	1,087,730
Enterprise Products Operating LLC 5.20%, 9/01/20		235	264,460
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,460	1,447,771
4.15%, 3/01/22		339	344,879
Nisource Finance Corp. 6.80%, 1/15/19		1,465	1,729,995
ONEOK, Inc. 4.25%, 2/01/22		1,345	1,269,363
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		1,365	1,373,273
TransCanada PipeLines Ltd. 6.35%, 5/15/67		1,670	1,734,357
Williams Cos., Inc. (The) 3.70%, 1/15/23		1,209	1,111,574
Williams Partners LP 5.25%, 3/15/20		733	802,346

			12,074,798

			14,007,003

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		915	833,450
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(a)		977	1,075,384

			1,908,834

Total Corporates – Investment Grades (cost $124,034,275)			131,603,623

MORTGAGE PASS-THROUGHS – 19.6%
Agency Fixed Rate 30-Year – 15.7%
Federal Home Loan Mortgage Corp. Gold 4.50%, 12/01/39		6,745	7,193,039
Series 2005 5.50%, 1/01/35		649	705,280
Series 2007 5.50%, 7/01/35		90	97,934

18	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

Federal National Mortgage Association 3.00%, 11/01/43, TBA	U.S.$	7,380		$7,281,985
3.50%, 11/01/43, TBA		25,315		25,963,697
4.00%, 11/25/43, TBA		9,650		10,165,672
4.50%, 11/25/43, TBA		3,115		3,334,510
5.00%, 11/25/43, TBA		3,290		3,577,875
5.50%, 1/01/35		1,796		1,960,126
Series 2003 5.50%, 4/01/33-7/01/33		641		700,706
Series 2004 5.50%, 4/01/34-11/01/34		370		404,913
Series 2005 4.50%, 8/01/35		239		255,971
5.50%, 2/01/35		281		307,097
Series 2007 4.50%, 9/01/35		209		224,403
5.50%, 8/01/37		1,180		1,288,438
Series 2013 3.50%, 12/01/42		4,493		4,621,503
Government National Mortgage Association Series 1990 9.00%, 12/15/19		– 0	–*	71
Series 1999 8.15%, 9/15/20		105		112,662

				68,195,882

Agency Fixed Rate 15-Year – 2.6%
Federal National Mortgage Association 2.50%, 11/01/28, TBA		10,570		10,680,655
3.00%, 11/01/28, TBA		570		591,999
Government National Mortgage Association Series 2001 7.50%, 12/15/14		4		4,267

				11,276,921

Agency ARMs – 1.3%
Federal Home Loan Mortgage Corp. 2.375%, 11/01/35(b)		1,464		1,558,065
2.515%, 5/01/38(d)		720		766,439
Series 2006 2.348%, 3/01/34(d)		329		351,050
2.986%, 1/01/37(b)		87		93,270
Series 2007 3.055%, 3/01/37(b)		1,093		1,163,786
Federal National Mortgage Association Series 2007 2.376%, 3/01/34(d)		1,083		1,140,684
2.732%, 8/01/37(d)		395		421,532

				5,494,826

Total Mortgage Pass-Throughs (cost $83,508,342)				84,967,629

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET–BACKED SECURITIES – 15.6%
Autos - Fixed Rate – 9.5%
Ally Auto Receivables Trust Series 2013-SN1, Class A3 0.72%, 5/20/16	U.S.$	1,942	$1,944,254
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		1,300	1,301,112
AmeriCredit Automobile Receivables Trust Series 2013-1, Class A2 0.49%, 6/08/16		922	920,962
Series 2013-3, Class A3 0.92%, 4/09/18		1,695	1,694,888
Series 2013-4, Class A3 0.96%, 4/09/18		640	641,180
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		1,150	1,149,104
Avis Budget Rental Car Funding AESOP LLC Series 2012-2A, Class A 2.802%, 5/20/18(a)		2,350	2,436,800
Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,005	1,008,624
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		930	935,724
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		1,330	1,333,987
Capital Auto Receivables Asset Trust/Ally Series 2013-1, Class A2 0.62%, 7/20/16		999	998,122
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16		715	717,623
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(a)		679	680,105
Series 2013-1A, Class A 1.29%, 10/16/17(a)		540	539,095
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		1,013	1,012,383
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		465	464,364
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	672	645,417

20	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-R1A, Class A2 1.676%, 9/15/16(a)	CAD	873	$839,961
Series 2013-R4A, Class A1 1.487%, 8/15/15(a)		657	630,643
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	916	916,471
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17		895	900,390
Series 2012-D, Class B 1.01%, 5/15/18		440	436,339
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		1,730	1,731,396
Series 2013-1, Class A1 0.85%, 1/15/18		842	842,167
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(a)		880	878,271
Series 2013-1A, Class A2 1.83%, 8/25/19(a)		2,370	2,343,788
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(a)		1,375	1,375,557
M&T Bank Auto Receivables Trust Series 2013-1A, Class A3 1.06%, 11/15/17, TBA(a)		1,199	1,199,160
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		868	868,015
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)		2,148	2,147,255
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(a)		480	480,112
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		157	157,257
Series 2012-B, Class A2A 0.45%, 6/15/15		490	489,985
Santander Drive Auto Receivables Trust Series 2012-3, Class A3 1.08%, 4/15/16		1,470	1,472,495
Series 2012-6, Class A2 0.47%, 9/15/15		302	301,609

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2013-3, Class C 1.81%, 4/15/19	U.S.$	1,248	$1,228,581
Series 2013-4, Class A3 1.11%, 12/15/17		1,315	1,317,744
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		613	612,313
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		1,631	1,635,231

			41,228,484

Credit Cards - Fixed Rate – 3.3%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		2,910	2,916,159
Series 2012-5, Class A 0.59%, 5/15/18		1,580	1,579,777
Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(a)		1,275	1,209,737
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		1,295	1,281,618
Citibank Credit Card Issuance Trust Series 2012-A1, Class A1 0.55%, 10/10/17		1,585	1,583,386
Discover Card Execution Note Trust Series 2012-A1, Class A1 0.81%, 8/15/17		791	794,300
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		891	895,306
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		1,570	1,569,784
GE Capital Credit Card Master Note Trust Series 2012-7, Class A 1.76%, 9/15/22		1,245	1,203,220
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		890	893,717
Series 2013-A, Class A 1.61%, 12/15/21		570	563,276

			14,490,280

22	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Floating Rate – 1.0%
First National Master Note Trust Series 2013-2, Class A 0.70%, 10/15/19(b)	U.S.$	882	$882,010
Gracechurch Card Funding PLC Series 2012-1A, Class A2 0.928%, 2/15/17(a)(b)	EUR	1,235	1,685,910
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.746%, 3/18/14(a)(b)	U.S.$	1,571	1,572,565

			4,140,485

Autos - Floating Rate – 0.9%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.574%, 9/15/17(a)(b)		870	870,014
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.663%, 6/20/17(b)		2,895	2,900,203

			3,770,217

Other ABS – Fixed Rate – 0.7%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(a)		698	698,493
CNH Equipment Trust Series 2012-A, Class A3 0.94%, 5/15/17		919	921,799
Series 2013-C, Class A2 0.63%, 1/17/17		879	879,697
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		380	380,788

			2,880,777

Home Equity Loans - Floating Rate – 0.2%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.295%, 12/25/32(b)		74	70,963
GSAA Home Equity Trust Series 2006-5, Class 2A3 0.44%, 3/25/36(b)		1,052	691,475
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.433%, 1/20/35(b)		85	83,556

			845,994

Home Equity Loans - Fixed Rate – 0.0%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		66	67,236

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33	U.S.$	139	$137,849
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(e)(f)		18	– 0	–

			205,085

Total Asset-Backed Securities (cost $67,755,268)			67,561,322

COMMERCIAL MORTGAGE-BACKED SECURITIES – 11.5%
Non-Agency Fixed Rate CMBS – 10.8%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47		1,468	1,613,665
CGRBS Commercial Mortgage Trust Series 2013-VN05 3.369%, 3/13/23(a)		1,305	1,265,151
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.778%, 3/15/49		369	402,790
Commercial Mortgage Pass-Through Certificates Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		641	626,594
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class A3 5.793%, 6/15/38		2,817	3,080,715
Series 2006-C3, Class AJ 5.793%, 6/15/38		515	515,658
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.773%, 5/15/46		705	788,365
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)		890	882,482
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.221%, 4/10/37		775	693,584
Series 2007-GG9, Class A4 5.444%, 3/10/39		2,225	2,465,016
Series 2007-GG9, Class AM 5.475%, 3/10/39		829	882,094
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		1,368	1,363,337

24	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-CB15, Class A4 5.814%, 6/12/43	U.S.$	2,332	$2,541,558
Series 2007-CB18, Class A1A 5.431%, 6/12/47		2,322	2,566,329
Series 2007-CB19, Class AM 5.706%, 2/12/49		470	506,173
Series 2007-CB20, Class A1A 5.746%, 2/12/51		2,039	2,297,011
Series 2007-LD12, Class A4 5.882%, 2/15/51		1,580	1,783,160
Series 2007-LD12, Class AM 5.997%, 2/15/51		795	889,740
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		2,304	2,560,804
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		1,014	1,042,662
JP Morgan Chase Commercial Mortgage Securities Trust 2004-LN2 Series 2004-LN2, Class A1A 4.838%, 7/15/41(a)		1,361	1,386,452
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		894	898,435
Series 2006-C2, Class A1A 5.739%, 8/12/43		823	908,737
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		3,086	3,382,304
Series 2007-9, Class A4 5.70%, 9/12/49		2,940	3,300,582
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.647%, 6/11/42		1,720	1,944,750
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(a)		1,047	1,033,633
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.534%, 11/01/31(a)(g)(h)		4,951	50
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		552	537,843
Series 2012-C4, Class A5 2.85%, 12/10/45		1,098	1,044,687

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.719%, 5/15/43	U.S.$	2,121	$2,338,736
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		1,142	1,125,853

			46,668,950

Non-Agency Floating Rate CMBS – 0.7%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51(d)		411	441,841
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.874%, 12/05/31(a)(b)		685	680,700
GS Mortgage Securities Corp. II Series 2013-KYO, Class A 1.023%, 11/08/29(a)(b)		1,360	1,348,998
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)(d)		766	736,197

			3,207,736

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39 0.121%, 7/16/46(d)(h)		3,781	31,299

Total Commercial Mortgage-Backed Securities (cost $49,548,975)			49,907,985

CORPORATES – NON-INVESTMENT GRADES – 9.3%
Industrial – 6.7%
Basic – 0.4%
Eagle Spinco, Inc. 4.625%, 2/15/21(a)		667	645,322
Steel Dynamics, Inc. 6.375%, 8/15/22		435	469,800
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV 7.375%, 5/01/21(a)		700	743,750

			1,858,872

Capital Goods – 1.2%
B/E Aerospace, Inc. 5.25%, 4/01/22		825	847,687
Ball Corp. 5.00%, 3/15/22		820	826,150
HD Supply, Inc. 8.125%, 4/15/19		585	653,855

26	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Manitowoc Co., Inc. (The) 5.875%, 10/15/22	U.S.$	650	$656,500
Rexam PLC 6.75%, 6/29/67(a)	EUR	360	515,673
Sealed Air Corp. 5.25%, 4/01/23(a)	U.S.$	1,146	1,123,080
United Rentals North America, Inc. 6.125%, 6/15/23		635	652,463

			5,275,408

Communications - Media – 1.0%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	300	525,514
DISH DBS Corp. 5.00%, 3/15/23	U.S.$	490	468,562
Intelsat Jackson Holdings SA 7.25%, 10/15/20		750	813,750
Quebecor Media, Inc. 5.75%, 1/15/23		391	378,293
Sirius XM Radio, Inc. 4.625%, 5/15/23(a)		495	454,163
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(a)		750	740,625
Univision Communications, Inc. 6.75%, 9/15/22(a)		700	763,000

			4,143,907

Communications - Telecommunications – 0.7%
CenturyLink, Inc. Series T 5.80%, 3/15/22		750	742,500
MetroPCS Wireless, Inc. 6.625%, 4/01/23(a)		450	470,812
Sprint Corp. 7.875%, 9/15/23(a)		475	515,375
Wind Acquisition Finance SA 6.50%, 4/30/20(a)		700	721,000
Windstream Corp. 6.375%, 8/01/23		750	727,500

			3,177,187

Consumer Cyclical - Automotive – 0.2%
Dana Holding Corp. 6.00%, 9/15/23		173	177,325
Schaeffler Finance BV 8.75%, 2/15/19(a)	EUR	340	522,224

			699,549

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.5%
Boyd Gaming Corp. 9.00%, 7/01/20	U.S.$	595	$641,112
MCE Finance Ltd. 5.00%, 2/15/21(a)		235	232,063
MGM Resorts International 7.75%, 3/15/22		580	656,850
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		825	848,768

			2,378,793

Consumer Cyclical - Retailers – 0.2%
Cash America International, Inc. 5.75%, 5/15/18(a)		480	458,400
CST Brands, Inc. 5.00%, 5/01/23(a)		470	454,725

			913,125

Consumer Non-Cyclical – 1.0%
Care UK Health & Social Care PLC 9.75%, 8/01/17(a)	GBP	315	534,744
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)	U.S.$	475	448,875
HCA, Inc. 4.75%, 5/01/23		485	467,419
Labco SA 8.50%, 1/15/18(a)	EUR	365	529,070
Priory Group No 3 PLC 7.00%, 2/15/18(a)	GBP	310	519,421
Smithfield Foods, Inc. 6.625%, 8/15/22	U.S.$	89	93,672
Sun Merger Sub, Inc. 5.875%, 8/01/21(a)		540	564,300
Tenet Healthcare Corp. 6.00%, 10/01/20(a)		415	438,862
Valeant Pharmaceuticals International 7.50%, 7/15/21(a)		390	432,900
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	320	517,706

			4,546,969

Energy – 0.6%
Cimarex Energy Co. 5.875%, 5/01/22	U.S.$	395	420,675
Denbury Resources, Inc. 4.625%, 7/15/23		492	453,870
Offshore Group Investment Ltd. 7.125%, 4/01/23		671	682,742

28	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QEP Resources, Inc. 5.375%, 10/01/22	U.S.$	455	$444,763
Seven Generations Energy Ltd. 8.25%, 5/15/20(a)		610	652,700

			2,654,750

Services – 0.2%
Sabre, Inc. 8.50%, 5/15/19(a)		595	654,500

Technology – 0.2%
Audatex North America, Inc. 6.00%, 6/15/21(a)		630	650,475

Transportation - Airlines – 0.2%
Air Canada 6.75%, 10/01/19(a)		640	654,400

Transportation - Services – 0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23		670	647,388
Hertz Corp. (The) 5.875%, 10/15/20		620	652,550

			1,299,938

			28,907,873

Financial Institutions – 1.9%
Banking – 1.2%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	340	450,786
Bank of America Corp. Series U 5.20%, 6/01/23	U.S.$	446	404,745
Barclays Bank PLC 7.625%, 11/21/22		810	835,515
Citigroup, Inc. 5.95%, 1/30/23		1,227	1,170,251
HBOS Capital Funding LP 6.071%, 6/30/14(a)		454	451,730
LBG Capital No.1 PLC 8.00%, 6/15/20(a)		635	674,688
LBG Capital No.2 PLC Series 22 15.00%, 12/21/19(a)	EUR	385	774,953
Societe Generale SA 4.196%, 1/26/15		232	314,980
5.922%, 4/05/17(a)	U.S.$	130	135,200

			5,212,848

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.4%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)	U.S.$	552	$611,786
SLM Corp. 7.25%, 1/25/22		513	548,910
Series A 5.375%, 5/15/14		710	725,088

			1,885,784

Insurance – 0.1%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		430	445,587

REITS – 0.2%
Felcor Lodging LP 6.75%, 6/01/19		615	654,975

			8,199,194

Utility – 0.7%
Electric – 0.4%
AES Corp./VA 7.375%, 7/01/21		580	656,850
NRG Energy, Inc. 7.875%, 5/15/21		595	657,475
Techem Energy Metering Service GmbH & Co. KG 7.875%, 10/01/20(a)	EUR	355	536,594

			1,850,919

Natural Gas – 0.3%
Hiland Partners LP/Hiland Partners Finance Corp. 7.25%, 10/01/20(a)	U.S.$	45	47,925
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.50%, 7/15/23		312	302,640
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23(a)		135	124,875
5.75%, 9/01/20		420	434,700
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375%, 8/01/22		440	468,600

			1,378,740

			3,229,659

Total Corporates – Non-Investment Grades (cost $38,977,312)			40,336,726

30	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 5.8%
United States – 5.8%
U.S. Treasury Bonds
3.125%, 2/15/42	U.S.$	2,300	$2,094,796
4.50%, 2/15/36		4,559	5,320,977
4.625%, 2/15/40		9,825	11,681,001
U.S. Treasury Notes
0.75%, 6/30/17		2,245	2,236,581
1.00%, 8/31/16		925	936,635
1.75%, 5/15/22		595	568,132
2.50%, 8/15/23		2,430	2,420,888

Total Governments – Treasuries (cost $23,902,374)			25,259,010

AGENCIES – 4.2%
Agency Debentures – 4.2%
Federal National Mortgage Association 6.25%, 5/15/29		8,610	11,089,835
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		8,407	7,188,624

Total Agencies (cost $17,209,173)			18,278,459

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.3%
Non-Agency Floating Rate – 1.6%
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A2 0.35%, 4/25/47(a)(b)		713	464,873
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.36%, 12/25/36(b)		1,095	631,439
HarborView Mortgage Loan Trust Series 2006-14, Class 2A1A 0.323%, 1/25/47(b)		598	458,718
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.42%, 3/25/35(b)		588	491,484
Impac Secured Assets CMN Owner Trust Series 2005-2, Class A2D 0.60%, 3/25/36(b)		633	430,369
IndyMac Index Mortgage Loan Trust Series 2006-AR15, Class A1 0.29%, 7/25/36(b)		830	605,521

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-AR27, Class 2A2
0.37%, 10/25/36(b)	U.S.$	877	$741,232
Residential Accredit Loans, Inc.
Series 2006-QO4, Class 2A1
0.36%, 4/25/46(b)		585	440,997
Series 2007-QO2, Class A1
0.32%, 2/25/47(b)		732	439,191
Series 2007-QS4, Class 2A4
0.51%, 3/25/37(b)		1,093	394,926
Residential Asset Securitization Trust Series 2006-A4, Class 2A7 1.07%, 5/25/36(b)		566	416,315
Washington Mutual Mortgage Pass Through Certificates Series 2007-OA1, Class A1A 0.849%, 2/25/47(b)		1,448	1,164,458
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10, Class 2A3 1.07%, 11/25/35(b)		466	323,142

			7,002,665

Non-Agency Fixed Rate – 1.0%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.611%, 5/25/35		912	869,673
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HYB2, Class 3A1 2.818%, 2/25/47		860	688,124
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		726	616,939
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.682%, 7/25/36		1,210	881,466
Residential Accredit Loans, Inc. Series 2006-QS10, Class A9 6.50%, 8/25/36		438	353,026
Structured Asset Securities Corp. Series 2002-3, Class B3 6.50%, 3/25/32		1,077	957,324

			4,366,552

Agency Fixed Rate – 0.7%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.719%, 5/28/35		65	57,945

32	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2013-6, Class MI 3.50%, 2/25/40(h)	U.S.$	6,269	$1,127,179
Freddie Mac Series 4182, Class DI 3.50%, 5/15/39(h)		7,218	1,287,192
Freddie Mac Strips Series 283, Class IO 3.50%, 10/15/27(h)		4,301	684,520

			3,156,836

Total Collateralized Mortgage Obligations (cost $15,571,155)			14,526,053

INFLATION-LINKED SECURITIES – 2.1%
United States – 2.1%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS) (cost $8,899,870)		8,683	8,918,148

QUASI-SOVEREIGNS – 1.8%
Quasi-Sovereign Bonds – 1.8%
China – 0.3%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(a)		1,095	1,099,673

Indonesia – 0.1%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		639	642,195

Kazakhstan – 0.2%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)		790	903,562

Malaysia – 0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		1,385	1,558,197

Mexico – 0.2%
Petroleos Mexicanos Co. 3.50%, 7/18/18		639	653,378

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)		1,365	1,408,488

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		1,365	1,446,900

Total Quasi-Sovereigns (cost $7,255,332)			7,712,393

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 1.8%
United States – 1.8%
California GO
7.625%, 3/01/40	U.S.$	970	$1,317,405
City of Austin TX Water & Wastewater System Revenue 5.00%, 11/15/42		1,160	1,206,992
City Public Service Board of San Antonio 5.00%, 2/01/43		1,160	1,210,506
Sacramento Unified School District 5.00%, 7/01/31		1,210	1,268,830
South Carolina State Public Service Authority Series 2013A 5.75%, 12/01/43		1,160	1,264,574
University of Massachusetts Building Authority Series 2013-1 5.00%, 11/01/39		1,360	1,428,286

Total Local Governments – Municipal Bonds (cost $7,206,825)			7,696,593

		Shares
PREFERRED STOCKS – 0.9%
Financial Institutions – 0.9%
Banking – 0.7%
Morgan Stanley 7.125%		35,000	908,250
PNC Financial Services Group, Inc. (The) 6.125%		45,000	1,142,100
US Bancorp/MN 6.50%		45,000	1,206,900

			3,257,250

Insurance – 0.2%
Allstate Corp. (The) 5.10%		32,200	777,952

Total Preferred Stocks (cost $4,244,134)			4,035,202

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.6%
Indonesia – 0.1%
Indonesia Government International Bond 3.375%, 4/15/23(a)	U.S.$	550	495,000

34	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Qatar – 0.3%
Qatar Government International Bond 4.50%, 1/20/22(a)	U.S.$	1,108	$1,196,640

Turkey – 0.2%
Turkey Government International Bond 4.875%, 4/16/43		903	781,095

Total Governments – Sovereign Bonds (cost $2,535,242)			2,472,735

EMERGING MARKETS – CORPORATE BONDS – 0.5%
Industrial – 0.5%
Capital Goods – 0.1%
Cemex SAB de CV 7.25%, 1/15/21(a)		418	427,016

Communications - Telecommunications – 0.2%
MTS International Funding Ltd. 5.00%, 5/30/23(a)		476	450,209
VimpelCom Holdings BV 5.20%, 2/13/19(a)		295	295,009

			745,218

Consumer Non-Cyclical – 0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)		730	704,450

Energy – 0.1%
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(a)		281	271,240

Total Emerging Markets – Corporate Bonds (cost $2,198,267)			2,147,924

		Shares
SHORT-TERM INVESTMENTS – 8.4%
Investment Companies – 5.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(i) (cost $23,337,255)		23,337,255	23,337,255

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Governments – Treasuries – 3.0%
Japan – 3.0%
Japan Treasury Discount Bill Series 391 Zero Coupon, 11/25/13 (cost $13,256,025)	JPY	1,300,000	$13,220,300

Total Short-Term Investments (cost $36,593,280)			36,557,555

Total Investments – 115.7% (cost $489,439,824)			$501,981,357
Other assets less liabilities – (15.7)%			(68,179,887)

Net Assets – 100.0%			$433,801,470

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2013	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr (CBT) Futures	11	December 2013	$2,416,717	$2,424,641	$(7,924)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	GBP 1,833	USD 2,914	11/08/13	$(24,385)
Deutsche Bank AG London	USD 169	CAD 176	12/05/13	(693)
Goldman Sachs Capital Markets LP	CAD 2,505	USD 2,412	12/05/13	11,297
Royal Bank of Scotland PLC	JPY 1,300,000	USD 13,150	11/25/13	(71,704)
State Street Bank & Trust Co.	EUR 94	USD 127	11/08/13	(399)
State Street Bank & Trust Co.	EUR 67	USD 91	11/08/13	77
State Street Bank & Trust Co.	GBP 32	USD 52	11/08/13	39
State Street Bank & Trust Co.	AUD 6	USD 6	12/19/13	93
UBS AG	EUR 7,540	USD 10,072	11/08/13	(164,781)

				$(250,456)

36	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Agent/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at July 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co., LLC/ (INTRCONX):
CDX-NAHY Series 20 5 Year Index, 6/20/18*	5.00%	3.14%	$2,800	$229,812	$46,318	$183,494

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Agent/ (Exchange)		Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/ (CME Group)	$	7,070	5/21/23	3 Month LIBOR	2.020%	$(309,152)	$0	$(309,152)
Morgan Stanley & Co., LLC/ (CME Group)		7,070	5/21/23	2.020%	3 Month LIBOR	318,329	374,411	(56,082)
Morgan Stanley & Co., LLC/ (CME Group)	EUR	6,160	5/21/23	6 Month EURIBOR	1.566%	(213,941)	(261,194)	47,253
Morgan Stanley & Co., LLC/ (CME Group)		6,160	5/21/23	1.566%	6 Month EURIBOR	204,471	0	204,471

						$(293)	$113,217	$(113,510)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00%	0.50%	$1,360	$27,269	$(37,194)	$64,463

*	Termination date

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$5,590	1/30/17	1.059%	3 Month LIBOR	$(66,133)
JPMorgan Chase Bank, NA	6,230	2/07/22	2.043%	3 Month LIBOR	134,329

					$68,196

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	37

Portfolio of Investments

CROSS CURRENCY SWAPS (see Note D)

Counterparty	Expiration Date	Pay Currency	Pay Rate	Receive Currency	Receive Rate	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	2/15/15	EUR	1 Month EURIBOR Plus a Specified Spread	USD	1 Month LIBOR Plus a Specified Spread	$(45,731)

*	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate market value of these securities amounted to $98,804,764 or 22.8% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at October 31, 2013.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2013.

(d)	Variable rate coupon, rate shown as of October 31, 2013.

(e)	Fair valued by the Adviser.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of October 31, 2013, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$17,606	$	– 0	–	0.00%

(g)	Illiquid security.

(h)	IO - Interest Only

(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations: CAD – Canadian Dollar EUR – Euro GBP – Great British Pound JPY – Japanese Yen USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

EURIBOR – Euro Interbank Offered Rate

GO – General Obligation

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

38	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $466,102,569)	$478,644,102
Affiliated issuers (cost $23,337,255)	23,337,255	(a)
Cash	260,112	(b)
Interest and dividends receivable	3,616,609
Receivable for investment securities sold	921,436
Upfront premium paid on centrally cleared interest rate swaps	374,411
Receivable for capital stock sold	179,866
Unrealized appreciation on interest rate swaps	134,329
Unrealized appreciation on credit default swaps	64,463
Upfront premium paid on centrally cleared credit default swaps	46,318
Unrealized appreciation of forward currency exchange contracts	11,506
Receivable from class action settlement proceeds	621,752

Total assets	508,212,159

Liabilities
Due to custodian	29,084
Payable for investment securities purchased	72,172,124
Payable for capital stock redeemed	758,321
Unrealized depreciation of forward currency exchange contracts	261,962
Upfront premium received on centrally cleared interest rate swaps	261,194
Dividends payable	207,759
Distribution fee payable	123,968
Advisory fee payable	114,337
Unrealized depreciation on interest rate swaps	66,133
Unrealized depreciation on cross currency swaps	45,731
Transfer Agent fee payable	38,160
Upfront premium received on credit default swaps	37,194
Administrative fee payable	16,890
Payable for variation margin on centrally cleared interest rate swaps	4,394
Payable for variation margin on centrally cleared credit default swaps	1,562
Payable for variation margin on futures	344
Payable for terminated interest rate swaps	100,378
Accrued expenses	171,154

Total liabilities	74,410,689

Net Assets	$433,801,470

Composition of Net Assets
Capital stock, at par	$39,448
Additional paid-in capital	452,591,931
Undistributed net investment income	677,586
Accumulated net realized loss on investment and foreign currency transactions	(31,952,601)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	12,445,106

	$433,801,470

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	39

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$301,764,419	27,437,017	$11.00	*

B	$5,348,541	486,129	$11.00

C	$47,530,339	4,329,738	$10.98

Advisor	$73,445,211	6,675,432	$11.00

R	$2,240,657	203,725	$11.00

K	$3,458,756	314,241	$11.01

I	$13,547	1,230	$11.01

(a)	An amount of $336,085 has been segregated to collateralize margin requirements for open centrally cleared swaps outstanding at October 31, 2013.

(b)	An amount of $2,750 has been segregated to collateralize margin requirements for open futures outstanding at October 31, 2013.

*	The maximum offering price per share for Class A shares was $11.49 which reflects a sales charge of 4.25%.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2013

Investment Income
Interest	$15,694,684
Dividends
Unaffiliated issuers	91,543
Affiliated issuers	38,344	$15,824,571

Expenses
Advisory fee (see Note B)	2,222,698
Distribution fee—Class A	1,013,293
Distribution fee—Class B	72,361
Distribution fee—Class C	546,096
Distribution fee—Class R	11,699
Distribution fee—Class K	9,122
Transfer agency—Class A	535,726
Transfer agency—Class B	12,769
Transfer agency—Class C	89,270
Transfer agency—Advisor Class	140,383
Transfer agency—Class R	5,708
Transfer agency—Class K	4,186
Transfer agency—Class I	101
Custodian	219,668
Registration fees	105,057
Printing	71,015
Audit	57,424
Administrative	45,372
Legal	40,823
Directors’ fees	12,094
Miscellaneous	18,248

Total expenses	5,233,113
Less: expenses waived and reimbursed by the Adviser (see Note B)	(684,191)

Net expenses		4,548,922

Net investment income		11,275,649

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		2,641,668
Futures		(24,895)
Swaps		421,280
Foreign currency transactions		1,334,311
Net change in unrealized appreciation/depreciation of:
Investments		(21,129,084)
Futures		(9,295)
Swaps		458,489
Foreign currency denominated assets and liabilities and other assets		(754,290)

Net loss on investment and foreign currency transactions		(17,061,816)

Net Decrease in Net Assets from Operations		$(5,786,167)

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	41

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,275,649	$12,291,935
Net realized gain on investment and foreign currency transactions	4,372,364	2,548,985	*
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(21,434,180)	17,777,852
Contributions from Adviser (see Note B)	– 0	–	369,671	*

Net increase (decrease) in net assets from operations	(5,786,167)	32,988,443
Dividends to Shareholders from
Net investment income
Class A	(9,324,764)	(10,803,343)
Class B	(150,141)	(223,298)
Class C	(1,130,651)	(1,357,337)
Advisor Class	(2,685,254)	(2,944,926)
Class R	(60,986)	(39,970)
Class K	(102,506)	(96,136)
Class I	(2,287)	(24,064)
Capital Stock Transactions
Net decrease	(89,351,728)	(23,730,835)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	621,752	23,591

Total decrease	(107,972,732)	(6,207,875)
Net Assets
Beginning of period	541,774,202	547,982,077

End of period (including undistributed net investment income of $677,586 and $677,697, respectively)	$433,801,470	$541,774,202

*	Amount reclassified from realized gain(loss)on investment transactions.

See notes to financial statements.

42	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of six portfolios currently in operations: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio, the Limited Duration High Income Portfolio and the Government Reserves Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. The Government Reserves Portfolio commenced operations on May 1, 2013. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Intermediate Bond Portfolio (the “Portfolio”). The Portfolio offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	43

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise

44	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	45

Notes to Financial Statements

instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of October 31, 2013:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates—Investment Grades	$	– 0	–	$131,603,623		$	– 0	–	$131,603,623
Mortgage Pass-Throughs		– 0	–	84,967,629			– 0	–	84,967,629
Asset-Backed Securities		– 0	–	63,629,466			3,931,856	^	67,561,322
Commercial Mortgage-Backed Securities		– 0	–	43,437,287			6,470,698		49,907,985
Corporates—Non-Investment Grades		– 0	–	39,878,326			458,400		40,336,726
Governments—Treasuries		– 0	–	25,259,010			– 0	–	25,259,010
Agencies		– 0	–	18,278,459			– 0	–	18,278,459
Collateralized Mortgage Obligations		– 0	–	3,156,836			11,369,217		14,526,053
Inflation-Linked Securities		– 0	–	8,918,148			– 0	–	8,918,148
Quasi-Sovereigns		– 0	–	7,712,393			– 0	–	7,712,393
Local Governments—Municipal Bonds		– 0	–	7,696,593			– 0	–	7,696,593
Preferred Stocks		4,035,202		– 0	–		– 0	–	4,035,202
Governments—Sovereign Bonds		– 0	–	2,472,735			– 0	–	2,472,735
Emerging Markets—Corporate Bonds		– 0	–	2,147,924			– 0	–	2,147,924
Short-Term Investments:
Investment Companies		23,337,255		– 0	–		– 0	–	23,337,255
Governments— Treasuries		– 0	–	13,220,300			– 0	–	13,220,300

Total Investments in Securities		27,372,457		452,378,729			22,230,171		501,981,357

46	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3			Total
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	$	– 0	–	$11,506		$	– 0	–	$11,506
Centrally Cleared Credit Default Swaps		– 0	–	183,494			– 0	–	183,494	#
Centrally Cleared Interest Rate Swaps		– 0	–	251,724			– 0	–	251,724	#
Credit Default Swaps		– 0	–	64,463			– 0	–	64,463
Interest Rate Swaps		– 0	–	134,329			– 0	–	134,329
Liabilities:
Futures		(7,924)		– 0	–		– 0	–	(7,924	)#
Forward Currency Exchange Contracts		– 0	–	(261,962)			– 0	–	(261,962)
Centrally Cleared Interest Rate Swaps		– 0	–	(309,152)			(56,082)		(365,234	)#
Interest Rate Swaps		– 0	–	(66,133)			– 0	–	(66,133)
Cross Currency Swaps		– 0	–	– 0	–		(45,731)		(45,731)

Total^^		$27,364,533		$452,386,998			$22,128,358		$501,879,889

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange traded derivatives in the portfolio of investments.

^	The Portfolio held securities with zero market value at period end.

^^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities^		Commercial Mortgage-Backed Securities		Corporates - Non-Investment Grades
Balance as of 10/31/12	$4,604,472		$4,520,594		$	– 0	–
Accrued discounts/(premiums)	6,581		13,404			648
Realized gain (loss)	19,201		172,399			– 0	–
Change in unrealized appreciation/depreciation	(48,090)		(423,231)			(9,048)
Purchases	1,624,379		2,857,914			466,800
Sales	(2,274,687)		(3,357,108)			– 0	–
Transfers in to Level 3	– 0	–	2,686,726			– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 10/31/13	$3,931,856		$6,470,698			$458,400

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/13*	$(35,369)		$(226,026)			$(9,048)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	47

Notes to Financial Statements

	Collateralized Mortgage Obligations		Centrally Cleared Interest Rate Swaps			Cross Currency Swaps
Balance as of 10/31/12	$4,103,727		$	– 0	–	$42,874
Accrued discounts/(premiums)	50,072			– 0	–	– 0	–
Realized gain (loss)	(623,102)			– 0	–	– 0	–
Change in unrealized appreciation/depreciation	493,032			(56,082)		(88,605)
Purchases	8,425,226			– 0	–	– 0	–
Sales	(1,079,738)			– 0	–	– 0	–
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 10/31/13	$11,369,217			$(56,082)		$(45,731)

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/13*	$(42,327)			$(56,082)		$(88,605)

	Total
Balance as of 10/31/12	$13,271,667
Accrued discounts/(premiums)	70,705
Realized gain (loss)	(431,502)
Change in unrealized appreciation/depreciation	(132,024)
Purchases	13,374,319
Sales	(6,711,533)
Transfers in to Level 3	2,686,726
Transfers out of Level 3	– 0	–

Balance as of 10/31/13	$22,128,358	+

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/13*	$(457,457)

^	The Portfolio held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

48	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at October 31, 2013:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 10/31/13		Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$3,931,856		Third Party Vendor	Evaluated Quotes	$65.73-$102.14/
					$93.97
	– 0	–	Qualitative Assessment		$0.00/
					N/A
Commercial Mortgage-Backed Securities	$6,470,698		Third Party Vendor	Evaluated Quotes	$0.00-$111.92/
					$106.04
Corporates—Non-Investment Grades	$458,400		Third Party Vendor	Evaluated Quote	$95.50/
					N/A
Collateralized Mortgage Obligations	$11,369,217		Third Party Vendor	Evaluated Quotes	$36.13-$95.38/
					$76.33
Centrally Cleared Interest Rate Swaps	$(56,082)		Qualitative Assessment	Transaction Price	N/A/
					N/A
Cross Currency Swaps	$(45,731)		Bloomberg Vendor Model	Bloomberg Currency Swap Curves	N/A/
					N/A

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	49

Notes to Financial Statements

third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

50	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. Effective February 1, 2013, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Prior to February 1, 2013, the Expense Caps were .85%, 1.55%, 1.55%, .55%, 1.05%, .80% and .55% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	51

Notes to Financial Statements

extends through January 31, 2014 and then may be extended by the Adviser for additional one year terms. For the year ended October 31, 2013, such reimbursement waivers amounted to $684,191.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended October 31, 2013, the reimbursement for such services amounted to $45,372.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $426,562 for the year ended October 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $7,487 from the sale of Class A shares and received $5,793, $1,718 and $8,531 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2013.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2013 is as follows:

Market Value October 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2013 (000)	Dividend Income (000)
$ 28,304	$314,188	$319,155	$23,337	$38

Brokerage commissions paid on investment transactions for the year ended October 31, 2013 amounted to $328, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

52	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Prior to September 15, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $743,058. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). In accordance with its error correction policy, the Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser. On April 9, 2012, the portfolio management team determined to dispose of the position held by the Portfolio that reflects the Bankruptcy Claim (thereby realizing upon the corresponding undertaking of the Adviser to make payment in respect of said Claim to make the Portfolio whole). On that date, the Bankruptcy Claim was being valued at $369,671 (49.75% of the Bankruptcy Claim), based upon the estimated recovery value. Accordingly, on April 13, 2012, the Adviser reimbursed the Portfolio in an amount equal to $369,671.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares, and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $0, $973,190, $116,167 and $44,971 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	53

Notes to Financial Statements

provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$183,638,861	$95,448,299
U.S. government securities	760,627,612	852,764,313

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions are as follows:

Cost	$489,509,189

Gross unrealized appreciation	$16,660,865
Gross unrealized depreciation	(4,188,697)

Net unrealized appreciation	$12,472,168

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash

54	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2013, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2013, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	55

Notes to Financial Statements

purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as

56	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2013, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Currency Swaps:

The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	57

Notes to Financial Statements

payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.

During the year ended October 31, 2013, the Portfolio held currency swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended October 31, 2013, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater

58	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At October 31, 2013, the Portfolio had Sale Contracts outstanding with a Maximum Payout Amount of $4,160,000, with net unrealized appreciation of $247,957, and a term of less than five years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of October 31, 2013, the Portfolio did not have Buy Contracts outstanding for the same reference obligation with the same counterparty for its Sale Contracts outstanding.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of October 31, 2013, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $307,484. If a trigger event had occurred at October 31, 2013, for those derivatives in a net liability position, an amount of $307,484 would be required to be posted by the Portfolio.

At October 31, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Receivable/Payable for variation margin on futures	$7,924	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$11,506	Unrealized depreciation of forward currency exchange contracts	261,962

Interest rate contracts	Unrealized appreciation on interest rate swaps	134,329	Unrealized depreciation on interest rate swaps	66,133

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	59

Notes to Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared interest rate swaps	$251,724	*	Receivable/Payable for variation margin on centrally cleared interest rate swaps	$365,234	*

Foreign exchange contracts				Unrealized depreciation on cross currency swaps	45,731

Credit contracts	Unrealized appreciation on credit default swaps	64,463

Credit contracts	Receivable/Payable for variation margin on centrally cleared credit default swaps	183,494	*

Total		$645,516			$746,984

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended October 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(24,895)	$(9,295)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(256,249)	(757,948)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(63,732)	423,596

60	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$9,514	$(113,510)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	6,817	(88,605)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	422,406	53,514

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	46,275	183,494

Total		$140,136	$(308,754)

The following table represents the volume of the Portfolio’s derivative transactions during the year ended October 31, 2013:

Futures:
Average original value of buy contracts	$8,205,220	(a)
Average original value of sale contracts	$5,722,151

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,958,674
Average principal amount of sale contracts	$40,902,953

Interest Rate Swaps:
Average notional amount	$14,341,474

Centrally Cleared Interest Rate Swaps:
Average notional amount	$17,818,661	(b)

Cross Currency Swaps:
Average notional amount	$1,637,610

Credit Default Swaps:
Average notional amount of sale contracts	$1,360,000

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$9,664,000	(c)

(a)	Positions were open for one month during the year.

(b)	Positions were open for six months during the year.

(c)	Positions were open for five months during the year.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	61

Notes to Financial Statements

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended October 31, 2013, the Portfolio earned drop income of $1,243,889 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended October 31, 2013, the Portfolio had no transactions in reverse repurchase agreements.

62	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

Class A
Shares sold	1,466,440	3,180,705	$16,441,189	$35,397,916

Shares issued in reinvestment of dividends	614,242	704,877	6,847,142	7,848,590

Shares converted from Class B	203,622	235,920	2,282,617	2,636,047

Shares redeemed	(7,362,008)	(6,168,866)	(81,944,743)	(68,770,065)

Net decrease	(5,077,704)	(2,047,364)	$(56,373,795)	$(22,887,512)

Class B
Shares sold	64,968	191,893	$729,431	$2,141,659

Shares issued in reinvestment of dividends	11,838	18,144	132,338	202,217

Shares converted to Class A	(203,497)	(235,838)	(2,282,617)	(2,636,047)

Shares redeemed	(184,123)	(182,557)	(2,049,413)	(2,036,753)

Net decrease	(310,814)	(208,358)	$(3,470,261)	$(2,328,924)

Class C
Shares sold	351,263	809,250	$3,941,632	$8,991,383

Shares issued in reinvestment of dividends	77,930	93,922	867,511	1,043,401

Shares redeemed	(1,480,096)	(1,162,243)	(16,442,430)	(12,939,160)

Net decrease	(1,050,903)	(259,071)	$(11,633,287)	$(2,904,376)

Advisor Class
Shares sold	1,332,510	1,672,705	$14,997,612	$18,639,976

Shares issued in reinvestment of dividends	230,003	247,338	2,566,416	2,756,938

Shares redeemed	(3,180,265)	(1,630,630)	(35,169,323)	(18,267,023)

Net increase (decrease)	(1,617,752)	289,413	$(17,605,295)	$3,129,891

Class R
Shares sold	158,867	191,972	$1,801,725	$2,139,063

Shares issued in reinvestment of dividends	5,488	3,525	61,160	39,355

Shares redeemed	(98,153)	(163,801)	(1,103,120)	(1,833,909)

Net increase	66,202	31,696	$759,765	$344,509

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	63

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

Class K
Shares sold	48,779	98,325	$546,056	$1,096,546

Shares issued in reinvestment of dividends	9,385	8,569	104,699	95,603

Shares redeemed	(78,983)	(31,478)	(879,538)	(350,698)

Net increase (decrease)	(20,819)	75,416	$(228,783)	$841,451

Class I
Shares sold	1,868	6,737	$20,957	$75,167

Shares issued in reinvestment of dividends	155	2,153	1,763	24,026

Shares redeemed	(72,131)	(2,255)	(822,792)	(25,067)

Net increase (decrease)	(70,108)	6,635	$(800,072)	$74,126

For the years ended October 31, 2013 and October 31, 2012, the Portfolio received $621,752 and $23,591, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

64	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	65

Notes to Financial Statements

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended October 31, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$13,456,589	$15,489,074

Total taxable distributions paid	$13,456,589	$15,489,074

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$869,156
Accumulated capital and other losses	(31,904,531	)(a)
Unrealized appreciation/(depreciation)	12,413,225	(b)

Total accumulated earnings/(deficit)	$(18,622,150	)(c)

(a)

At October 31, 2013, the Portfolio had a net capital loss carryforward of $31,904,531. During the fiscal year, the Portfolio utilized $2,688,824 of capital loss carryforwards to offset current year net realized gains. The Fund also had $9,993,405 of capital loss carryforwards expire during the fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps and Treasury inflation-protected securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

66	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2013, the Fund had a net capital loss carryforward of $31,904,531 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$19,419,566	n/a	2014
12,484,965	n/a	2015

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, foreign currency reclassifications, the expiration of capital loss carryforwards, reclassifications of paydown gains/losses, proceeds from third party regulatory settlement, and the difference between book and tax amortization methods for premium resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	67

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.40	$ 11.04	$ 10.98	$ 10.28	$ 8.77

Income From Investment Operations
Net investment income(a)(b)	.26	.26	.37	.42	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.35)	.41	#	.07	.70	1.53
Contributions from Adviser	– 0	–	.01	#	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.09)	.68	.44	1.12	1.97

Less: Dividends
Dividends from net investment income	(.31)	(.32)	(.38)	(.42)	(.46)

Net asset value, end of period	$ 11.00	$ 11.40	$ 11.04	$ 10.98	$ 10.28

Total Return
Total investment return based on net asset value(c)	(.81	)%†	6.27	%††	4.11%	11.17	%*	23.01	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$301,764	$370,672	$381,577	$418,023	$419,319
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.89%	.85%	.85%	.91	%+	.89%
Expenses, before waivers/reimbursements(d)	1.02%	.99%	1.00%	1.11	%+	1.11%
Net investment income(b)	2.32%	2.29%	3.42%	3.98	%+	4.71%
Portfolio turnover rate**	189%	110%	115%	99%	95%

See footnote summary on page 75.

68	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.41	$ 11.05	$ 10.98	$ 10.28	$ 8.77

Income From Investment Operations
Net investment income(a)(b)	.18	.18	.30	.35	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	.42	#	.08	.70	1.52
Contributions from Adviser	– 0	–	.01	#	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.18)	.61	.38	1.05	1.90

Less: Dividends
Dividends from net investment income	(.23)	(.25)	(.31)	(.35)	(.39)

Net asset value, end of period	$ 11.00	$ 11.41	$ 11.05	$ 10.98	$ 10.28

Total Return
Total investment return based on net asset value(c)	(1.59	)%†	5.56	%††	3.50%	10.40	%*	22.17	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,348	$9,089	$11,104	$16,048	$21,830
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.58%	1.55%	1.55%	1.62	%+	1.58%
Expenses, before waivers/reimbursements(d)	1.74%	1.74%	1.75%	1.88	%+	1.87%
Net investment income(b)	1.59%	1.59%	2.73%	3.35	%+	4.07%
Portfolio turnover rate**	189%	110%	115%	99%	95%

See footnote summary on page 75.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	69

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.38	$ 11.02	$ 10.96	$ 10.26	$ 8.75

Income From Investment Operations
Net investment income(a)(b)	.18	.18	.29	.35	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.35)	.41	#	.07	.70	1.52
Contributions from Adviser	– 0	–	.01	#	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.17)	.60	.36	1.05	1.90

Less: Dividends
Dividends from net investment income	(.23)	(.24)	(.30)	(.35)	(.39)

Net asset value, end of period	$ 10.98	$ 11.38	$ 11.02	$ 10.96	$ 10.26

Total Return
Total investment return based on net asset value(c)	(1.51	)%†	5.55	%††	3.40%	10.42	%*	22.22	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,530	$61,224	$62,147	$66,568	$61,635
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.59%	1.55%	1.55%	1.61	%+	1.59%
Expenses, before waivers/reimbursements(d)	1.73%	1.70%	1.71%	1.83	%+	1.82%
Net investment income(b)	1.62%	1.60%	2.72%	3.27	%+	4.02%
Portfolio turnover rate**	189%	110%	115%	99%	95%

See footnote summary on page 75.

70	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.41	$ 11.05	$ 10.99	$ 10.28	$ 8.78

Income From Investment Operations
Net investment income(a)(b)	.29	.29	.40	.44	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	.41	#	.07	.73	1.51
Contributions from Adviser	– 0	–	.01	#	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.07)	.71	.47	1.17	1.98

Less: Dividends
Dividends from net investment income	(.34)	(.35)	(.41)	(.46)	(.48)

Net asset value, end of period	$ 11.00	$ 11.41	$ 11.05	$ 10.99	$ 10.28

Total Return
Total investment return based on net asset value(c)	(.61	)%†	6.59	%††	4.43%	11.59	%*	23.23	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,445	$94,584	$88,402	$89,981	$62,369
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.59%	.55%	.55%	.60	%+	.60%
Expenses, before waivers/reimbursements(d)	.72%	.69%	.70%	.80	%+	.80%
Net investment income(b)	2.60%	2.59%	3.70%	4.19	%+	4.95%
Portfolio turnover rate**	189%	110%	115%	99%	95%

See footnote summary on page 75.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	71

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.40	$ 11.04	$ 10.98	$ 10.28	$ 8.77

Income From Investment Operations
Net investment income(a)(b)	.24	.23	.34	.37	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	.42	#	.08	.73	1.51
Contributions from Adviser	– 0	–	.01	#	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.12)	.66	.42	1.10	1.94

Less: Dividends
Dividends from net investment income	(.28)	(.30)	(.36)	(.40)	(.43)

Net asset value, end of period	$ 11.00	$ 11.40	$ 11.04	$ 10.98	$ 10.28

Total Return
Total investment return based on net asset value(c)	(1.01	)%†	6.05	%††	3.91%	10.94	%*	22.74	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,241	$1,568	$1,168	$759	$156
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.09%	1.05%	1.05%	1.08	%+	1.11%
Expenses, before waivers/reimbursements(d)	1.31%	1.29%	1.31%	1.37	%+	1.38%
Net investment income(b)	2.13%	2.07%	3.16%	3.49	%+	4.39%
Portfolio turnover rate**	189%	110%	115%	99%	95%

See footnote summary on page 75.

72	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.41	$ 11.05	$ 10.99	$ 10.29	$ 8.78

Income From Investment Operations
Net investment income(a)(b)	.27	.26	.38	.43	.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	.42	#	.07	.70	1.52
Contributions from Adviser	– 0	–	.01	#	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.09)	.69	.45	1.13	1.97

Less: Dividends
Dividends from net investment income	(.31)	(.33)	(.39)	(.43)	(.46)

Net asset value, end of period	$ 11.01	$ 11.41	$ 11.05	$ 10.99	$ 10.29

Total Return
Total investment return based on net asset value(c)	(.76	)%†	6.32	%††	4.17%	11.21	%*	23.05	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,459	$3,823	$2,869	$4,359	$4,434
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.84%	.80%	.80%	.86	%+	.84%
Expenses, before waivers/reimbursements(d)	.93%	.99%	1.01%	1.09	%+	1.05%
Net investment income(b)	2.38%	2.34%	3.49%	4.02	%+	4.76%
Portfolio turnover rate**	189%	110%	115%	99%	95%

See footnote summary on page 75.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	73

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 11.42	$ 11.06	$ 11.00	$ 10.29	$ 8.78

Income From Investment Operations
Net investment income(a)(b)	.18	.29	.42	.49	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.25)	.41	#	.05	.68	1.52
Contributions from Adviser	– 0	–	.01	#	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.07)	.71	.47	1.17	1.99

Less: Dividends
Dividends from net investment income	(.34)	(.35)	(.41)	(.46)	(.48)

Net asset value, end of period	$ 11.01	$ 11.42	$ 11.06	$ 11.00	$ 10.29

Total Return
Total investment return based on net asset value(c)	(.62	)%†	6.58	%††	4.42%	11.59	%*	23.36	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14	$814	$715	$1,348	$5,095
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.56%	.55%	.55%	.67	%+	.59%
Expenses, before waivers/reimbursements(d)	.67%	.66%	.68%	.81	%+	.72%
Net investment income(b)	2.46%	2.59%	3.76%	4.60	%+	5.02%
Portfolio turnover rate**	189%	110%	115%	99%	95%

See footnote summary on page 75.

74	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense and term asset-backed securities loan facility administration fees, where applicable:

	Year Ended October 31,
	2013	2012	2011	2010	2009

Class A
Net of waivers/ reimbursements	.89%	.85%	.85%	.85%	.85%
Before waivers/ reimbursements	1.02%	.99%	1.00%	1.05%	1.07%
Class B
Net of waivers/ reimbursements	1.58%	1.55%	1.55%	1.55%	1.55%
Before waivers/ reimbursements	1.74%	1.74%	1.75%	1.81%	1.84%
Class C
Net of waivers/ reimbursements	1.59%	1.55%	1.55%	1.55%	1.55%
Before waivers/ reimbursements	1.73%	1.70%	1.71%	1.77%	1.78%
Advisor Class
Net of waivers/ reimbursements	.59%	.55%	.55%	.55%	.55%
Before waivers/ reimbursements	.72%	.69%	.70%	.75%	.76%
Class R
Net of waivers/ reimbursements	1.09%	1.05%	1.05%	1.05%	1.05%
Before waivers/ reimbursements	1.31%	1.29%	1.31%	1.34%	1.33%
Class K
Net of waivers/ reimbursements	.84%	.80%	.80%	.80%	.80%
Before waivers/ reimbursements	.93%	.99%	1.01%	1.03%	1.01%
Class I
Net of waivers/ reimbursements	.56%	.55%	.55%	.55%	.55%
Before waivers/ reimbursements	.67%	.66%	.68%	.69%	.68%

#	Amount reclassified from realized gain (loss) on investment transactions.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended October 31, 2010 and October 31, 2009 by 0.01% and 0.01%, respectively.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Portfolio’s performance for the year ended October 31, 2013 by 0.14%.

††	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.07% for the year-ended October 31, 2012, (see note B).

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	75

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc. and the Shareholders of AllianceBernstein Intermediate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Intermediate Bond Portfolio (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc. (“the “Fund”)), as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Intermediate Bond Portfolio (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2013

76	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2013.

For foreign shareholders, 73.56% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	77

2013 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Shawn E. Keegan(2) , Vice President

Alison M. Martier(2) , Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

78	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	79

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr., ++, # Chairman of the Board 81 (1998)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	100	None

John H. Dobkin, # 71 (1998)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

80	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2008 until 2013

D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011, and Intel Corporation (semi-conductors) until 2008

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	81

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

82	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax Department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focusing on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	83

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 72 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

84	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	85

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Shawn E. Keegan 42	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2008.

Alison M. Martier 56	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2008.

Douglas J. Peebles 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Greg J. Wilensky 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2008.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS**, with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

86	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment

1	The Senior Officer’s fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	87

adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/13 ($MM)
Intermediate Bond Portfolio	Low Risk Income	0.45% on 1st $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	$438.1

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s fiscal year ended October 31, 2013, the Adviser received $63,075 (0.012% of the Portfolio’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. The Adviser provided notice to the Directors of its intention to raise the expense cap levels of the Portfolio’s different shares classes to be effective with the Portfolio’s prospectus update on February 1, 2013.5

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Effective February 1, 2013, Intermediate Bond Portfolio’s expense cap for Class A shares changed from 0.85% to 0.90%. The Portfolio’s other shares classes changed correspondingly.

88	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:6

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[7]		Fiscal Year End
Intermediate Bond Portfolio	Advisor Class A Class B Class C Class R Class K Class I	0.60 0.90 1.60 1.60 1.10 0.85 0.60	% % % % % % %	0.71 1.01 1.73 1.72 1.32 0.96 0.67	% % % % % % %	Oct. 31 (ratios as of Apr. 30, 2013)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Portfolio’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories.

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	89

Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on September 30, 2013 net assets.9

Portfolio	Net Assets 9/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	$438.1	U.S. Strategic Core Plus Schedule 0.50% on 1st $30 million 0.20% on the balance Minimum Account Size: $25m	0.221%	0.450%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio based on September 30, 2013 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% thereafter	0.500%	0.450%

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

90	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.10 Also shown are what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio and the Portfolio’s advisory fees based on September 30, 2013 net assets:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Portfolio Advisory Fee
Intermediate Bond Fund	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2013 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Client #1[11]	0.29% on first $100 million 0.20% thereafter	0.221%	0.450%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition to the extent that this sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved

10	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

11	This is the fee schedule of a fund managed for an affiliate of the Adviser.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	91

and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment management service generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Intermediate Bond Portfolio	0.450	0.467	5/15

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU15 is a broader

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

92	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio. Pro-forma total expense ratio is shown for the Portfolio to reflect the Portfolio’s expense cap level effective February 1, 2013.

Portfolio	Total Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.850	0.864	7/15	0.855	34/73
Pro-forma	0.900	0.864	12/15	0.855	53/73

Based on this analysis, considering pro-forma information where available, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant.

The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2012 relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and

16	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	93

services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $19,439, $1,862,820 and $10,334 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $468,377 in fees from the Portfolio.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent

94	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2013.22

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolios were provided Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	95

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	-1.24	-1.24	-1.03	8/15	52/92
3 year	3.52	3.66	3.67	11/14	48/82
5 year	5.83	6.07	5.79	8/12	37/75
10 year	4.62	4.91	4.69	7/9	32/55

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending July 31, 2013 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	-1.24	3.52	5.83	4.62	5.17	4.35	0.65	10
Barclays Capital U.S. Aggregate Bond Index	-1.91	3.19	5.23	4.89	5.66	3.43	0.9	10
Inception Date: July 1, 1999

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

96	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	97

AllianceBernstein Family of Funds

NOTES

98	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

NOTES

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	99

NOTES

100	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IB-0151-1013

ANNUAL REPORT

AllianceBernstein

Bond Inflation Strategy

October 31, 2013

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 16, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Bond Inflation Strategy (the “Strategy”) for the annual reporting period ended October 31, 2013.

Investment Objectives and Policies

The Strategy seeks to maximize real return without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk. Real return is the rate of return after adjusting for inflation.

The Strategy pursues its objective by investing principally in Treasury Inflation-Protected Securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. In deciding whether to take direct or indirect exposure, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Strategy may invest in other fixed-income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Strategy invests at least 80% of its net assets in fixed-income securities. While the Strategy expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”). Inflation-protected securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them is adjusted to reflect official inflation measures. The inflation measure for TIPS is the Consumer Price Index for Urban Consumers. The Strategy may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities.

The Strategy may invest to the extent permitted by applicable law in derivatives, such as options, futures, forwards or swaps. The Strategy intends to use leverage for investment purposes. To do this, the Strategy expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Strategy’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swap agreements and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	1

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy’s other holdings.

The Strategy may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Strategy may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

Investment Results

The table on page 6 shows the Strategy’s performance compared to its benchmark, the Barclays 1-10 Year TIPS Index, and to the Lipper TIPS Fund Average (the “Lipper Average”) for the six- and 12-month periods ended October 31, 2013.

All share classes of the Strategy underperformed the benchmark for the six- and 12-month periods; compared to the Lipper Average, all share classes outperformed for the six-month period, and all share classes, excluding

Class C shares, outperformed for the 12-month period. The primary detractor during both periods was longer-than-benchmark duration positioning and overweight exposure to the 10-year area of the yield curve, as interest rates rose. For both periods, exposure to non-Treasury sectors, specifically investment-grade corporates, asset-backed securities, commercial mortgage-backed securities (“CMBS”) and high yield corporates contributed positively. Security selection in TIPS was a modest contributor for the 12-month period. The Strategy’s overall currency positioning contributed positively for both periods, helped by a short position in the Japanese yen.

During both periods, the Strategy utilized currency forwards for hedging back currency, as well as to manage the Strategy’s active currency positions. The Strategy also utilized leverage through reverse repurchase agreements. As part of the Strategy’s credit position, credit default swaps were employed during both periods as a substitute for corporate bonds, which also helped returns. During both periods, the Strategy utilized Treasury futures and interest rate swaps, in order to manage duration, country exposure and yield curve positioning. Inflation swaps were also utilized for hedging and investment purposes, which had an immaterial impact during both periods.

Market Review and Investment Strategy

The policy direction of the U.S. Federal Reserve (the “Fed”) continued to be a primary driver of market behavior during the 12-month

2	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

period ended October 31, 2013. After a positive start, capital markets stumbled in the second quarter. After initially setting cyclical highs, equities lost ground and yields on U.S. Treasuries rose in response to signals by the Fed that it would soon temper its aggressive bond-buying program. The Fed-induced selloff prompted outflows from fixed-income mutual funds, both in the U.S. and around the world, reinforcing volatility.

Fixed-income markets rallied at the end of the period however, buoyed by the Fed’s announcement that its aggressive reflationary policies would be delayed, possibly into next year. This defied market expectations, as the conventional wisdom was that the Fed was prepared to begin scaling back its massive bond-purchasing program. Resolution of the debt ceiling debate in the U.S., at least in the short term, also sparked a relief rally.

For the 12 month period, TIPS yields rose across the curve, resulting in negative returns; a more modest inflation accrual during the period, and a decrease in breakeven inflation rates (i.e., the difference between the yield on TIPS and a comparable-maturity Treasury bond) resulted in TIPS underperforming Treasuries. TIPS in the 1-10 year maturity range underperformed comparable U.S. Treasuries by approximately 2.3%, as measured within the benchmark.

Most major bond sectors fell into negative territory for the annual period, as yields rose. As measured by the benchmark, CMBS and high yield outperformed, providing positive returns. Investment-grade corporates posted negative returns, but outperformed Treasuries and TIPS. The corporate sector was helped by solid returns within financials. At the end of the period, U.S. Treasuries declined as yields rose across the maturity spectrum, except for the shortest maturities. The 10-year Treasury yield, which moves in reverse direction to price, ended the period at 2.55%.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Strategy invests principally in inflation-protected securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. For Class 1 shares, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum frontend sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Bond Inflation Strategy
Class 1*	-5.01%	-4.08%

Class 2*	-5.02%	-4.06%

Class A	-5.05%	-4.23%

Class C	-5.43%	-4.98%

Advisor Class†	-4.92%	-4.06%

Class R†	-5.25%	-4.51%

Class K†	-5.14%	-4.26%

Class I†	-5.01%	-4.00%

Barclays 1-10 Year TIPS Index	-4.23%	-3.78%

Lipper TIPS Fund Average	-5.59%	-4.89%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

1/26/10* TO 10/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Inflation Strategy Class A shares (from 1/26/10 to 10/31/13) as compared to the performance of the Strategy’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 1/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class 1 Shares†			0.52%
1 Year	-4.08%	-4.08%
Since Inception‡	3.87%	3.87%

Class 2 Shares†			0.65%
1 Year	-4.06%	-4.06%
Since Inception‡	3.93%	3.93%

Class A Shares			-0.27%
1 Year	-4.23%	-8.27%
Since Inception‡	3.64%	2.46%

Class C Shares			-0.97%
1 Year	-4.98%	-5.93%
Since Inception‡	2.89%	2.89%

Advisor Class Shares**			-0.03%
1 Year	-4.06%	-4.06%
Since Inception‡	3.93%	3.93%

Class R Shares**			0.32%
1 Year	-4.51%	-4.51%
Since Inception‡	3.43%	3.43%

Class K Shares**			0.18%
1 Year	-4.26%	-4.26%
Since Inception‡	3.68%	3.68%

Class I Shares**			0.35%
1 Year	-4.00%	-4.00%
Since Inception‡	3.94%	3.94%

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.96%, 0.86%, 1.25%, 1.96%, 0.95%, 1.60%, 1.27% and 0.95% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expenses (exclusive of interest expense) to 0.55%, 0.45%, 0.75%, 1.45%, 0.45%, 0.95%, 0.70% and 0.45% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2013.

†	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

‡	Inception date: 1/26/2010.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class 1 Shares†
1 Year	-4.15%
Since Inception‡	3.79%

Class 2 Shares†
1 Year	-4.05%
Since Inception‡	3.85%

Class A Shares
1 Year	-8.41%
Since Inception‡	2.33%

Class C Shares
1 Year	-5.95%
Since Inception‡	2.80%

Advisor Class Shares**
1 Year	-4.05%
Since Inception‡	3.85%

Class R Shares**
1 Year	-4.54%
Since Inception‡	3.35%

Class K Shares**
1 Year	-4.30%
Since Inception‡	3.60%

Class I Shares**
1 Year	-4.07%
Since Inception‡	3.86%

†	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

‡	Inception date: 1/26/2010.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$949.50	$3.88	0.79%
Hypothetical**	$1,000	$1,021.22	$4.02	0.79%
Class C
Actual	$1,000	$945.70	$7.31	1.49%
Hypothetical**	$1,000	$1,017.69	$7.58	1.49%
Advisor Class
Actual	$1,000	$950.80	$2.41	0.49%
Hypothetical**	$1,000	$1,022.74	$2.50	0.49%
Class R
Actual	$1,000	$947.50	$4.86	0.99%
Hypothetical**	$1,000	$1,020.21	$5.04	0.99%
Class K
Actual	$1,000	$948.60	$3.63	0.74%
Hypothetical**	$1,000	$1,021.48	$3.77	0.74%

10	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Expense Example

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class I
Actual	$1,000	$949.90	$2.41	0.49%
Hypothetical**	$1,000	$1,022.74	$2.50	0.49%
Class 1
Actual	$1,000	$949.90	$2.90	0.59%
Hypothetical**	$1,000	$1,022.23	$3.01	0.59%
Class 2
Actual	$1,000	$949.80	$2.41	0.49%
Hypothetical**	$1,000	$1,022.74	$2.50	0.49%
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	11

Expense Example

PORTFOLIO SUMMARY

October 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $403.7

Total Investments ($mil): $476.0

INFLATION PROTECTION BREAKDOWN*
U.S. Inflation-Protected Exposure	97.5%
Non-U.S.	—
Non-Inflation Exposure	2.5%

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS*
Corporates – Investment Grades	13.9%
Commercial Mortgage-Backed Securities	8.7%
Asset-Backed Securities	8.4%
Local Governments – Municipal Bonds	1.2%
Mortgage Pass-Throughs	1.0%
Quasi-Sovereigns	0.7%
Collateralized Mortgage Obligations	0.6%
Corporates – Non-Investment Grades	0.6%
Emerging Markets – Corporate Bonds	0.4%
Governments – Sovereign Bonds	0.2%
Preferred Stocks	0.1%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENT, EXCLUDING DERIVATIVES**
Inflation-Linked Securities	61.5%
Corporates – Investment Grades	11.0%
Commercial Mortgage-Backed Securities	7.4%
Asset-Backed Securities	7.1%
Corporates – Non-Investment Grades	1.8%
Local Governments – Municipal Bonds	1.0%
Mortgage Pass-Throughs	0.9%
Quasi-Sovereigns	0.6%
Collateralized Mortgage Obligations	0.5%
Emerging Markets – Corporate Bonds	0.3%
Governments – Sovereign Bonds	0.2%
Preferred Stocks	0.1%
Short Term	7.6%

12	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2013 (unaudited)

*	All data are as of October 31, 2013. The Strategy’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Strategy’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

**	The Strategy’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Strategy (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Strategy. The Strategy uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Strategy’s total investments will generally exceed its net assets.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	13

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2013

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 72.5%
United States – 72.5%
U.S. Treasury Inflation Index 0.125%, 4/15/16-7/15/22 (TIPS)(a)	U.S.$	36,704	$37,280,633
0.125%, 4/15/17-1/15/23 (TIPS)		66,625	66,987,127
0.50%, 4/15/15 (TIPS)		14,687	14,985,697
0.625%, 7/15/21 (TIPS)		26,169	27,342,816
1.125%, 1/15/21 (TIPS)		5,009	5,411,781
1.25%, 7/15/20 (TIPS)(a)		22,530	24,755,380
1.375%, 7/15/18 (TIPS)		22,173	24,435,571
1.375%, 1/15/20 (TIPS)(a)		11,713	12,894,777
1.875%, 7/15/15-7/15/19 (TIPS)		27,478	29,433,774
2.00%, 7/15/14-1/15/16 (TIPS)		8,394	8,791,846
2.125%, 1/15/19 (TIPS)		23,063	26,272,380
U.S. Treasury Notes 0.375%, 7/15/23 (TIPS)		13,964	13,958,182

Total Inflation-Linked Securities (cost $296,902,565)			292,549,964

CORPORATES – INVESTMENT GRADES – 13.0%
Industrial – 7.1%
Basic – 1.1%
Barrick North America Finance LLC 4.40%, 5/30/21		294	282,390
Basell Finance Co. BV 8.10%, 3/15/27(b)		205	267,715
Cia Minera Milpo SAA 4.625%, 3/28/23(b)		412	379,146
Dow Chemical Co. (The) 4.375%, 11/15/42		229	206,672
Dow Chemical Co/The 4.125%, 11/15/21		560	578,909
8.55%, 5/15/19		67	86,718
Gerdau Trade, Inc. 4.75%, 4/15/23(b)		635	593,888
5.75%, 1/30/21(b)		101	104,131
International Paper Co. 4.75%, 2/15/22		800	857,108
LyondellBasell Industries NV 5.75%, 4/15/24		405	463,774
Rio Tinto Finance USA PLC 2.875%, 8/21/22		361	338,718
3.50%, 3/22/22		100	98,473
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(b)		393	340,625

			4,598,267

14	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.2%
Embraer SA 5.15%, 6/15/22	U.S.$	147	$149,572
Odebrecht Finance Ltd. 5.125%, 6/26/22(b)		300	300,000
Republic Services, Inc. 3.80%, 5/15/18		8	8,545
5.25%, 11/15/21		150	166,093

			624,210

Communications - Media – 1.2%
CBS Corp. 5.75%, 4/15/20		325	369,398
8.875%, 5/15/19		25	32,105
Comcast Corp. 5.15%, 3/01/20		128	146,163
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		775	743,082
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(b)(c)		415	427,450
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(b)		409	404,910
NBCUniversal Media LLC 4.375%, 4/01/21		205	223,400
News America, Inc. 3.00%, 9/15/22		1,095	1,045,238
6.15%, 3/01/37-2/15/41		331	370,615
Omnicom Group, Inc. 3.625%, 5/01/22		163	159,172
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		460	583,797
Time Warner Cable, Inc. 5.00%, 2/01/20		35	35,858
7.50%, 4/01/14		70	71,886
8.75%, 2/14/19		25	29,794

			4,642,868

Communications - Telecommunications – 1.4%
American Tower Corp. 3.50%, 1/31/23		300	276,589
4.70%, 3/15/22		395	397,878
5.05%, 9/01/20		35	36,974
AT&T, Inc. 3.00%, 2/15/22		1,255	1,180,522
5.35%, 9/01/40		280	272,734
Deutsche Telekom International Finance BV 4.875%, 3/06/42(b)		425	410,336
8.75%, 6/15/30(d)		150	214,538

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rogers Communications, Inc. 4.00%, 6/06/22	CAD	55	$53,179
Telecom Italia Capital SA 7.175%, 6/18/19	U.S.$	170	188,689
Telefonica Emisiones SAU 5.462%, 2/16/21		400	423,806
United States Cellular Corp. 6.70%, 12/15/33		364	351,656
Verizon Communications, Inc. 2.50%, 9/15/16		518	537,531
5.15%, 9/15/23		1,001	1,086,073
7.35%, 4/01/39		300	373,239

			5,803,744

Consumer Cyclical - Automotive – 0.2%
Ford Motor Credit Co. LLC 5.00%, 5/15/18		411	455,451
5.875%, 8/02/21		225	257,776
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)		30	31,585

			744,812

Consumer Cyclical - Entertainment – 0.2%
Time Warner, Inc. 3.40%, 6/15/22		985	973,137

Consumer Cyclical - Other – 0.0%
Host Hotels & Resorts LP 5.25%, 3/15/22		175	185,136

Consumer Cyclical - Retailers – 0.0%
Dollar General Corp. 4.125%, 7/15/17		94	100,485

Consumer Non-Cyclical – 0.5%
Actavis, Inc. 3.25%, 10/01/22		215	204,670
Ahold Finance USA LLC 6.875%, 5/01/29		25	30,023
Altria Group, Inc. 4.75%, 5/05/21		195	210,113
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		125	132,939
8.50%, 6/15/19		75	93,685
Kroger Co. (The) 3.40%, 4/15/22		624	610,817
Reynolds American, Inc. 3.25%, 11/01/22		284	268,392
Tyson Foods, Inc. 4.50%, 6/15/22		289	299,740

			1,850,379

16	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 1.2%
Marathon Petroleum Corp. 5.125%, 3/01/21	U.S.$	280	$307,005
Nabors Industries, Inc. 5.10%, 9/15/23(b)		180	183,860
Noble Energy, Inc. 4.15%, 12/15/21		127	133,485
8.25%, 3/01/19		387	487,079
Phillips 66 4.30%, 4/01/22		413	428,833
Reliance Holdings USA, Inc. 5.40%, 2/14/22(b)		1,060	1,080,722
Transocean, Inc. 3.80%, 10/15/22		284	271,845
6.375%, 12/15/21		2	2,253
6.50%, 11/15/20		245	277,973
Valero Energy Corp. 6.125%, 2/01/20		476	549,977
Weatherford International Ltd./Bermuda 5.125%, 9/15/20		765	814,112
9.625%, 3/01/19		70	89,315

			4,626,459

Technology – 0.9%
Agilent Technologies, Inc. 5.00%, 7/15/20		7	7,633
Baidu, Inc. 2.25%, 11/28/17		237	235,257
3.25%, 8/06/18		399	407,625
Intel Corp. 4.80%, 10/01/41		225	221,714
Motorola Solutions, Inc. 3.50%, 3/01/23		206	193,545
3.75%, 5/15/22		320	308,134
7.50%, 5/15/25		505	614,926
Oracle Corp. 3.875%, 7/15/20		205	220,393
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		1,065	1,059,121
Total System Services, Inc. 2.375%, 6/01/18		259	254,950
3.75%, 6/01/23		261	243,138

			3,766,436

Transportation - Airlines – 0.0%
Southwest Airlines Co. 5.25%, 10/01/14		35	36,322

Transportation - Railroads – 0.1%
CSX Corp. 4.75%, 5/30/42		400	391,039

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.1%
Asciano Finance Ltd. 5.00%, 4/07/18(b)	U.S.$	47	$50,560
Ryder System, Inc. 3.15%, 3/02/15		105	107,967
5.85%, 11/01/16		105	116,619
7.20%, 9/01/15		10	11,079

			286,225

			28,629,519

Financial Institutions – 4.2%
Banking – 2.5%
ABN AMRO Bank NV 2.50%, 10/30/18(b)		995	992,100
Barclays Bank PLC 6.625%, 3/30/22(b)	EUR	370	593,763
BBVA US Senior SAU 3.25%, 5/16/14	U.S.$	265	267,799
BNP Paribas SA 5.186%, 6/29/15(b)		257	264,710
BPCE SA 5.70%, 10/22/23(b)		670	687,132
Capital One Financial Corp. 5.25%, 2/21/17		150	165,005
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands 3.95%, 11/09/22		333	325,503
Credit Suisse AG 6.50%, 8/08/23(b)		621	660,434
Danske Bank A/S Series E 5.684%, 2/15/17	GBP	287	463,664
Goldman Sachs Group, Inc. (The)
5.25%, 7/27/21	U.S.$	300	331,131
5.75%, 1/24/22		240	272,155
Series D
6.00%, 6/15/20		120	138,919
ING Bank NV 2.00%, 9/25/15(b)		600	607,255
JPMorgan Chase & Co. 4.25%, 10/15/20		55	58,664
Macquarie Group Ltd. 7.625%, 8/13/19(b)		65	77,329
Morgan Stanley 4.75%, 3/22/17		45	49,317
Series G
5.50%, 7/28/21		456	513,223
Murray Street Investment Trust I 4.647%, 3/09/17		52	56,536

18	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

National Capital Trust II Delaware 5.486%, 3/23/15(b)	U.S.$	45	$46,237
PNC Bank NA 3.80%, 7/25/23		940	935,173
Rabobank Capital Funding Trust III 5.254%, 10/21/16(b)		375	389,062
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(b)		115	133,975
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(b)		233	239,990
Standard Chartered PLC Series E 4.00%, 7/12/22(b)		725	743,125
UBS AG/Stamford CT 7.625%, 8/17/22		465	530,149
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(b)		325	344,417

			9,886,767

Brokerage – 0.2%
Nomura Holdings, Inc. 2.00%, 9/13/16		809	814,913

Insurance – 1.1%
American International Group, Inc. 4.875%, 6/01/22		625	684,117
6.40%, 12/15/20		205	245,938
Coventry Health Care, Inc. 5.45%, 6/15/21		415	466,190
Hartford Financial Services Group, Inc.
5.125%, 4/15/22		535	598,353
5.50%, 3/30/20		24	27,376
6.10%, 10/01/41		165	196,173
Humana, Inc.
6.45%, 6/01/16		40	44,830
7.20%, 6/15/18		480	575,555
Lincoln National Corp. 8.75%, 7/01/19		175	228,344
MetLife, Inc.
5.70%, 6/15/35		90	102,392
7.717%, 2/15/19		180	227,465
Nationwide Financial Services, Inc. 5.375%, 3/25/21(b)		360	386,774
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		125	174,352
Prudential Financial, Inc. 5.625%, 6/15/43		340	338,725
XL Group PLC 5.25%, 9/15/14		151	156,580

			4,453,164

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.0%
ORIX Corp. 4.71%, 4/27/15	U.S.$	37	$38,792

REITS – 0.4%
HCP, Inc. 5.375%, 2/01/21		739	816,846
Health Care REIT, Inc. 5.25%, 1/15/22		890	964,224

			1,781,070

			16,974,706

Utility – 1.5%
Electric – 0.2%
CMS Energy Corp. 5.05%, 3/15/22		144	156,641
Constellation Energy Group, Inc. 5.15%, 12/01/20		91	98,358
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		340	385,403
Pacific Gas & Electric Co. 4.50%, 12/15/41		160	149,904
TECO Finance, Inc. 4.00%, 3/15/16		45	47,907

			838,213

Natural Gas – 1.3%
DCP Midstream LLC
4.75%, 9/30/21(b)		405	413,186
9.75%, 3/15/19(b)		20	25,508
Energy Transfer Partners LP
5.20%, 2/01/22		510	548,842
6.125%, 2/15/17		145	164,419
Enterprise Products Operating LLC 5.20%, 9/01/20		335	376,996
Kinder Morgan Energy Partners LP
3.95%, 9/01/22		846	838,914
4.15%, 3/01/22		104	105,804
Nisource Finance Corp. 6.80%, 1/15/19		75	88,566
ONEOK, Inc. 4.25%, 2/01/22		710	670,072
Spectra Energy Capital LLC
6.20%, 4/15/18		265	304,902
8.00%, 10/01/19		25	30,475
Talent Yield Investments Ltd. 4.50%, 4/25/22(b)		480	482,909
Williams Cos., Inc. (The) 3.70%, 1/15/23		642	590,265
Williams Partners LP 5.25%, 3/15/20		400	437,842

			5,078,700

			5,916,913

20	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23	U.S.$	621	$565,653
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(b)		320	352,224

			917,877

Total Corporates – Investment Grades (cost $52,396,352)			52,439,015

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.7%
Non-Agency Fixed Rate CMBS – 8.3%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47		1,231	1,352,921
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW12, Class A4 5.711%, 9/11/38		75	82,291
CGRBS Commercial Mortgage Trust Series 2013-VN05 3.369%, 3/13/23(b)		885	857,976
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.778%, 3/15/49		278	303,542
Commercial Mortgage Pass-Through Certificates Series 2013-SFS, Class A1 1.873%, 4/12/35(b)		445	435,009
Commercial Mortgage Trust Series 2007-GG9, Class AM 5.475%, 3/10/39		598	636,501
Credit Suisse Commercial Mortgage Trust
Series 2006-C3, Class A3
5.793%, 6/15/38		1,779	1,945,715
Series 2006-C3, Class AJ
5.793%, 6/15/38		320	320,409
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1, Class A4 5.014%, 2/15/38		359	371,057
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 5.773%, 5/15/46		525	586,692
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(b)		515	510,650

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Greenwich Capital Commercial Funding Corp.
Series 2005-GG3, Class A4
4.799%, 8/10/42	U.S.$	530	$547,066
Series 2007-GG9, Class A4
5.444%, 3/10/39		664	735,464
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(b)		845	842,347
GS Mortgage Securities Trust Series 2006-GG6, Class A2
5.506%, 4/10/38		14	14,179
Series 2013-G1, Class A1
2.059%, 4/10/31(b)		798	799,549
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-CB15, Class A4
5.814%, 6/12/43		502	547,496
Series 2007-CB18, Class A1A
5.431%, 6/12/47		1,926	2,129,400
Series 2007-CB19, Class AM
5.706%, 2/12/49		295	317,704
Series 2007-CB20, Class A1A
5.746%, 2/12/51		1,649	1,857,620
Series 2007-LD12, Class AM
5.997%, 2/15/51		245	274,521
Series 2007-LDPX, Class A1A
5.439%, 1/15/49		1,916	2,130,186
Series 2007-LDPX, Class A3
5.42%, 1/15/49		435	482,299
Series 2010-C2, Class A1
2.749%, 11/15/43(b)		347	356,834
JP Morgan Chase Commercial Mortgage Securities Trust 2004-LN2 Series 2004-LN2, Class A1A 4.838%, 7/15/41(b)		1,244	1,268,163
LB-UBS Commercial Mortgage Trust
Series 2004-C4, Class A4
5.524%, 6/15/29		70	70,968
Series 2006-C1, Class A4
5.156%, 2/15/31		1,778	1,911,227
Series 2007-C1, Class A4
5.424%, 2/15/40		1,100	1,221,604
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class A2
4.96%, 7/12/38		225	225,737
Series 2006-C2, Class A1A
5.739%, 8/12/43		619	683,786

22	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-3, Class A4
5.414%, 7/12/46	U.S.$	25	$27,327
Series 2006-4, Class A1A
5.166%, 12/12/49		2,323	2,546,004
Series 2007-9, Class A4
5.70%, 9/12/49		125	140,331
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.647%, 6/11/42		1,414	1,598,863
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(b)		553	545,940
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		277	269,774
Series 2012-C4, Class A5
2.85%, 12/10/45		2,309	2,196,295
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.719%, 5/15/43		1,600	1,763,427
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		862	850,217

			33,757,091

Non-Agency Floating Rate CMBS – 0.4%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51(e)		258	277,155
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.874%, 12/05/31(b)(d)		405	402,458
GS Mortgage Securities Corp. II Series 2013-KYO, Class A 1.023%, 11/08/29(b)(d)		815	808,407

			1,488,020

Total Commercial Mortgage-Backed Securities (cost $35,430,527)			35,245,111

ASSET-BACKED SECURITIES – 8.4%
Autos - Fixed Rate – 6.0%
Ally Auto Receivables Trust Series 2013-SN1, Class A3 0.72%, 5/20/16		1,464	1,465,700
Ally Master Owner Trust Series 2011-3, Class A2
1.81%, 5/15/16		1,105	1,112,182
Series 2013-1, Class A2
1.00%, 2/15/18		805	805,689
AmeriCredit Automobile Receivables Trust
Series 2012-3, Class A3

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

0.96%, 1/09/17	U.S.$	655	$656,986
Series 2012-4, Class A2
0.49%, 4/08/16		461	460,472
Series 2013-1, Class A2
0.49%, 6/08/16		533	533,064
Series 2013-3, Class A3
0.92%, 4/09/18		1,245	1,244,918
Series 2013-4, Class A3
0.96%, 4/09/18		535	535,986
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(b)		767	766,403
Avis Budget Rental Car Funding AESOP LLC
Series 2012-2A, Class A
2.802%, 5/20/18(b)		1,760	1,825,007
Series 2012-3A, Class A
2.10%, 3/20/19(b)		420	421,514
Series 2013-2A, Class A
2.97%, 2/20/20(b)		289	297,412
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		380	382,339
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		1,115	1,118,343
Capital Auto Receivables Asset Trust/Ally Series 2013-1, Class A2 0.62%, 7/20/16		575	574,494
CFC LLC Series 2013-1A, Class A 1.65%, 7/17/17(b)		564	564,631
Exeter Automobile Receivables Trust
Series 2012-2A, Class A
1.30%, 6/15/17(b)		295	295,923
Series 2013-1A, Class A
1.29%, 10/16/17(b)		388	386,742
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		685	684,583
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(b)		327	326,629
Ford Auto Securitization Trust
Series 2013-R1A, Class A2
1.676%, 9/15/16(b)	CAD	527	507,055
Series 2013-R4A, Class A1
1.487%, 8/15/15(b)		588	563,664
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18	U.S.$	225	223,128

24	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16	U.S.$	480	$480,387
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(b)		2,185	2,180,706
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(b)		99	98,987
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(b)		875	875,354
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		165	167,047
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		613	613,011
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(b)		1,193	1,192,586
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(b)		194	194,088
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		51	50,934
Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15		299	299,096
Series 2013-3, Class C 1.81%, 4/15/19		905	890,918
Series 2013-4, Class A3 1.11%, 12/15/17		1,020	1,022,129
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		266	265,784

			24,083,891

Credit Cards - Fixed Rate – 1.1%
American Express Credit Account Master Trust Series 2012-5, Class A 0.59%, 5/15/18		795	794,888
Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(b)		820	778,027
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		835	826,371

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18	U.S.$	800	$799,890
GE Capital Credit Card Master Note Trust Series 2012-7, Class A 1.76%, 9/15/22		555	536,375
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21 Series 2013-A, Class A		370	371,545
1.61%, 12/15/21		373	368,600

			4,475,696

Autos - Floating Rate – 0.6%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.574%, 9/15/17(b)(d)		809	809,014
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2 0.554%, 1/15/18(d)		797	797,317
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.663%, 6/20/17(d)		600	601,078

			2,207,409

Other ABS - Fixed Rate – 0.3%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(b)		236	236,511
CNH Equipment Trust Series 2012-A, Class A3 0.94%, 5/15/17		294	295,258
Series 2013-C, Class A2 0.63%, 1/17/17		738	738,699
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		97	97,393

			1,367,861

Credit Cards - Floating Rate – 0.3%
First National Master Note Trust Series 2013-2, Class A 0.70%, 10/15/19(d)		794	794,009
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.746%, 3/18/14(b)(d)		514	514,512

			1,308,521

26	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Floating Rate – 0.1%
GSAA Home Equity Trust Series 2006-5, Class 2A3 0.44%, 3/25/36(d)	U.S.$	791	$519,850

Total Asset-Backed Securities (cost $34,097,284)			33,963,228

CORPORATES – NON-INVESTMENT GRADES – 2.1%
Industrial – 1.2%
Basic – 0.0%
Eagle Spinco, Inc. 4.625%, 2/15/21(b)		63	60,953

Capital Goods – 0.3%
B/E Aerospace, Inc. 5.25%, 4/01/22		260	267,150
Ball Corp. 5.00%, 3/15/22		630	634,725
Sealed Air Corp. 5.25%, 4/01/23(b)		331	324,380

			1,226,255

Communications - Media – 0.2%
DISH DBS Corp. 5.00%, 3/15/23		415	396,844
Sirius XM Radio, Inc. 4.625%, 5/15/23(b)		416	381,680

			778,524

Communications - Telecommunications – 0.2%
MetroPCS Wireless, Inc. 6.625%, 4/01/23(b)		380	397,575
Sprint Corp. 7.875%, 9/15/23(b)		400	434,000

			831,575

Consumer Cyclical - Automotive – 0.0%
Dana Holding Corp. 6.00%, 9/15/23		147	150,675

Consumer Cyclical - Other – 0.3%
MCE Finance Ltd. 5.00%, 2/15/21(b)		405	399,938
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		635	653,294

			1,053,232

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
HCA, Inc. 4.75%, 5/01/23	U.S.$	410	$395,137

Energy – 0.1%
Cimarex Energy Co. 5.875%, 5/01/22		134	142,710
Denbury Resources, Inc. 4.625%, 7/15/23		412	380,070

			522,780

			5,019,131

Financial Institutions – 0.8%
Banking – 0.7%
Bank of America Corp. Series U 5.20%, 6/01/23		347	314,902
Barclays Bank PLC 7.625%, 11/21/22		378	389,907
Citigroup, Inc. 5.95%, 1/30/23		693	660,949
HBOS Capital Funding LP 6.071%, 6/30/14(b)		394	392,030
LBG Capital No.2 PLC Series 22 15.00%, 12/21/19(b)	EUR	410	825,274
Societe Generale SA 4.196%, 1/26/15		202	274,250
5.922%, 4/05/17(b)	U.S.$	115	119,600

			2,976,912

Finance – 0.1%
SLM Corp. 7.25%, 1/25/22		294	314,580

			3,291,492

Utility – 0.1%
Natural Gas – 0.1%
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 4.50%, 7/15/23		264	256,080
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23(b)		115	106,375

			362,455

Total Corporates – Non-Investment Grades (cost $8,471,025)			8,673,078

28	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 1.2%
United States – 1.2%
Broward Cnty FL Arpt System Revenue (Fort Lauderdale Hollywood Intl Arpt Fl) Series 2012Q 5.00%, 10/01/42	U.S.$	930	$937,942
City Public Service Board of San Antonio 5.00%, 2/01/43		935	975,710
Metropolitan Trnsp Auth NY Series 2013A 5.00%, 11/15/38		990	1,011,820
South Carolina State Public Service Authority Series 2013A 5.75%, 12/01/43		935	1,019,290
University of Massachusetts Building Authority Series 2013-1 5.00%, 11/01/39		935	981,946

Total Local Governments – Municipal Bonds (cost $4,840,074)			4,926,708

MORTGAGE PASS-THROUGHS – 1.0%
Agency Fixed Rate 30-Year – 0.9%
Federal National Mortgage Association 3.50%, 7/01/43		3,698	3,803,920

Agency ARMs – 0.1%
Federal Home Loan Mortgage Corp. 2.375%, 11/01/35(d)		393	418,659

Total Mortgage Pass-Throughs (cost $4,119,939)			4,222,579

QUASI-SOVEREIGNS – 0.7%
Quasi-Sovereign Bonds – 0.7%
China – 0.3%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(b)		995	999,247

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 7.00%, 5/05/20(b)		324	370,575

Malaysia – 0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(b)		310	348,766

Mexico – 0.1%
Petroleos Mexicanos Co. 3.50%, 7/18/18		505	516,362

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

South Korea – 0.1%
Korea National Oil Corp. 3.125%, 4/03/17(b)	U.S.$	450	$464,337

Total Quasi-Sovereigns (cost $2,637,446)			2,699,287

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.6%
Non-Agency Floating Rate – 0.5%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.36%, 12/25/36(d)		825	475,936
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.42%, 3/25/35(d)		444	371,660
IndyMac Index Mortgage Loan Trust
Series 2006-AR15, Class A1
0.29%, 7/25/36(d)		625	456,335
Series 2006-AR27, Class 2A2
0.37%, 10/25/36(d)		662	559,450

			1,863,381

Non-Agency Fixed Rate – 0.1%
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		547	464,779

Total Collateralized Mortgage Obligations (cost $2,437,171)			2,328,160

EMERGING MARKETS – CORPORATE BONDS – 0.4%
Industrial – 0.4%
Capital Goods – 0.1%
Cemex SAB de CV 7.25%, 1/15/21(b)		395	403,520

Communications - Telecommunications – 0.2%
MTS International Funding Ltd. 5.00%, 5/30/23(b)		375	354,681
VimpelCom Holdings BV 5.20%, 2/13/19(b)		315	315,010

			669,691

Consumer Non-Cyclical – 0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(b)		370	357,050

Total Emerging Markets – Corporate Bonds (cost $1,454,072)			1,430,261

30	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Indonesia – 0.1%
Indonesia Government International Bond 3.375%, 4/15/23(b)	U.S.$	318	$286,200

Poland – 0.0%
Poland Government International Bond 3.875%, 7/16/15		16	16,779

Qatar – 0.1%
Qatar Government International Bond 4.50%, 1/20/22(b)		360	388,800

Russia – 0.0%
Russian Foreign Bond – Eurobond 7.50%, 3/31/30(b)		68	80,834

Total Governments – Sovereign Bonds (cost $763,220)			772,613

		Shares
PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Banking – 0.1%
Morgan Stanley 7.125%		15,000	389,250

Insurance – 0.0%
Allstate Corp. (The) 5.10%		5,550	134,088

Total Preferred Stocks (cost $513,750)			523,338

SHORT-TERM INVESTMENTS – 9.0%
Investment Companies – 9.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(f) (cost $36,250,689)		36,250,689	36,250,689

Total Investments – 117.9% (cost $480,314,114)			476,024,031
Other assets less liabilities – (17.9)%			(72,290,299)

Net Assets – 100.0%			$403,733,732

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	31

Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	133	December 2013	$29,289,304	$29,316,110	$26,806
U.S. T-Note 5 Yr (CBT) Futures	158	December 2013	19,129,359	19,226,625	97,266
Sold Contracts
U.S. Long Bond (CBT) Futures	41	December 2013	5,378,320	5,527,312	(148,992)
U.S. T-Note 10 Yr (CBT) Futures	10	December 2013	1,231,390	1,273,594	(42,204)

					$(67,124)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	EUR 1,430	USD 1,912	11/08/13	$(30,505)
State Street Bank & Trust Co.	GBP 287	USD 456	11/08/13	(3,980)
State Street Bank & Trust Co.	USD 24	EUR 18	11/08/13	(28)
State Street Bank & Trust Co.	CAD 1,230	USD 1,185	12/05/13	6,313
State Street Bank & Trust Co.	USD 59	CAD 62	12/05/13	(255)
State Street Bank & Trust Co.	AUD 5	USD 5	12/19/13	80

				$(28,375)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX NAIG-Series 21 5 Year Index, 12/20/18*	(5.00)%	3.51%	$6,000	$(428,659)	$(248,205)	$(180,454)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/ (CME Group)	$5,250	5/21/23	2.020%	3 Month LIBOR	$236,383	$278,028		$(41,645)
Morgan Stanley & Co., LLC/ (CME Group)	5,250	5/21/23	3 Month LIBOR	2.020%	(229,697)	– 0	–	(229,697)

32	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/ (CME Group)	EUR	4,580	5/21/23	6 Month EURIBOR	1.566%	$(159,066)	$(194,200)		$35,134
Morgan Stanley & Co., LLC/ (CME Group)		4,580	5/21/23	1.566%	6 Month EURIBOR	152,493	– 0	–	152,493

						$113	$83,828		$(83,715)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at October 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA.:
CDX NAIG- Series 19 5 Year Index, 12/20/17*	1.00%	0.55%	$3,200	$62,114	$2,530	$59,584
Deutsche Bank AG London:
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00	0.50	440	8,822	(12,034)	20,856

				$70,936	$(9,504)	$80,440

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$21,900	7/15/16	1.984%	CPI	#	$(149,375)
Barclays Bank PLC	12,100	1/15/18	2.069%	CPI	#	(64,642)
Morgan Stanley Capital Services LLC	26,500	7/15/17	2.110%	CPI	#	(190,431)
Morgan Stanley Capital Services LLC	40,500	7/15/22	2.463%	CPI	#	(241,502)

						$(645,950)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	33

Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$1,000	11/17/13	1.059%	3 Month LIBOR	$(4,635)
Barclays Bank PLC	850	1/17/22	2.050%	3 Month LIBOR	15,426
Morgan Stanley Capital Services LLC	9,790	3/12/14	0.563%	3 Month LIBOR	(14,698)
Morgan Stanley Capital Services LLC	1,100	2/21/42	2.813%	3 Month LIBOR	156,309
Morgan Stanley Capital Services LLC	830	3/06/42	2.804%	3 Month LIBOR	120,269

					$272,671

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at October 31, 2013
Bank of America+	0.17%	—	$10,598,376
JPMorgan Chase	0.12%	11/06/13	7,526,935
Morgan Stanley	0.13%	11/13/13	10,924,973
Warburg	0.12%	12/09/13	15,662,766

			$44,713,050

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2013

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $45,107,544.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate market value of these securities amounted to $39,662,333 or 9.8% of net assets.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2013.

(d)	Floating Rate Security. Stated interest rate was in effect at October 31, 2013.

(e)	Variable rate coupon, rate shown as of October 31, 2013.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

34	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

EURIBOR – Euro Interbank Offered Rate

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	35

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $444,063,425)	$439,773,342
Affiliated issuers (cost $36,250,689)	36,250,689
Cash	1,244,098	(a)(b)
Foreign currencies, at value (cost $226)	227
Interest and dividends receivable	1,701,155
Receivable for capital stock sold	1,057,241
Unrealized appreciation on interest rate swaps	292,004
Receivable for investment securities sold	278,863
Upfront premium paid on centrally cleared interest rate swaps	278,028
Unrealized appreciation on credit default swaps	80,440
Unrealized appreciation of forward currency exchange contracts	6,393
Upfront premium paid on credit default swaps	2,530

Total assets	480,965,010

Liabilities
Due to custodian	30,072,307
Payable for reverse repurchase agreements	44,713,050
Unrealized depreciation on inflation swaps	645,950
Payable for investment securities purchased	517,490
Upfront premium received on centrally cleared credit default swaps	248,205
Payable for capital stock redeemed	242,582
Payable for variation margin on centrally cleared interest rate swaps	73,913
Upfront premium received on centrally cleared interest rate swaps	194,200
Advisory fee payable	79,940
Payable for terminated centrally cleared swaps	74,337
Payable for variation margin on futures	48,358
Distribution fee payable	37,836
Unrealized depreciation of forward currency exchange contracts	34,768
Unrealized depreciation on interest rate swaps	19,333
Administrative fee payable	15,822
Upfront premium received on credit default swaps	12,034
Transfer Agent fee payable	6,709
Accrued expenses	194,444

Total liabilities	77,231,278

Net Assets	$403,733,732

Composition of Net Assets
Capital stock, at par	$375,178
Additional paid-in capital	409,290,017
Undistributed net investment income	1,025,229
Accumulated net realized loss on investment and foreign currency transactions	(2,014,983)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(4,941,709)

	$403,733,732

See notes to financial statements.

36	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$23,357,763	2,161,637	$10.81	*

C	$5,845,245	545,770	$10.71

Advisor	$7,968,566	736,552	$10.82

R	$208,849	19,315	$10.81

K	$1,980,671	183,373	$10.80

I	$2,630,852	244,233	$10.77

1	$315,187,526	29,297,066	$10.76

2	$46,554,260	4,329,821	$10.75

(a)	An amount of $352,837 has been segregated to collateralize margin requirements for open centrally cleared swaps outstanding at October 31, 2013.

(b)	An amount of $602,157 has been segregated to collateralize margin requirements for open futures outstanding at October 31, 2013.

*	The maximum offering price per share for Class A shares was $11.29 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	37

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2013

Investment Income
Interest	$5,616,550
Dividends
Unaffiliated issuers	5,405
Affiliated issuers	4,590	$5,626,545

Expenses
Advisory fee (see Note B)	1,739,787
Distribution fee—Class A	59,899
Distribution fee—Class C	74,747
Distribution fee—Class R	2,398
Distribution fee—Class K	5,099
Distribution fee—Class 1	260,314
Transfer agency—Class A	33,365
Transfer agency—Class C	11,205
Transfer agency—Advisor Class	10,494
Transfer agency—Class R	1,112
Transfer agency—Class K	3,244
Transfer agency—Class I	506
Custodian	186,567
Registration fees	149,746
Audit	53,349
Administrative	43,312
Legal	41,184
Printing	40,486
Directors’ fees	12,039
Miscellaneous	14,949

Total expenses before interest expense	2,743,802
Interest expense	186,487

Total expenses	2,930,289
Less: expenses waived and reimbursed by the Adviser (see Note B)	(775,537)

Net expenses		2,154,752

Net investment income		3,471,793

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(2,627,924)
Futures		659,124
Swaps		34,612
Foreign currency transactions		706,429
Net change in unrealized appreciation/depreciation of:
Investments		(17,308,389)
Futures		(9,577)
Swaps		(344,294)
Foreign currency denominated assets and liabilities		(73,594)

Net loss on investment and foreign currency transactions		(18,963,613)

Net Decrease in Net Assets from Operations		$(15,491,820)

See notes to financial statements.

38	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,471,793	$2,639,502
Net realized gain (loss) on investment and foreign currency transactions	(1,227,759)	902,291
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(17,735,854)	9,335,332

Net increase (decrease) in net assets from operations	(15,491,820)	12,877,125
Dividends to Shareholders from
Net investment income
Class A	(128,297)	(169,106)
Class C	(4,178)	(72,700)
Advisor Class	(57,090)	(43,444)
Class R	(683)	(5,628)
Class K	(12,054)	(17,250)
Class I	(3,856)	(2,972)
Class 1	(2,543,031)	(2,173,375)
Class 2	(535,851)	(350,510)
Net realized gain on investment transactions
Class A	(3,042)	– 0	–
Class C	(1,390)	– 0	–
Advisor Class	(905)	– 0	–
Class R	(90)	– 0	–
Class K	(355)	– 0	–
Class I	(45)	– 0	–
Class 1	(33,481)	– 0	–
Class 2	(8,262)	– 0	–
Capital Stock Transactions
Net increase	147,564,135	123,231,891

Total increase	128,739,705	133,274,031
Net Assets
Beginning of period	274,994,027	141,719,996

End of period (including undistributed net investment income of $1,025,229 and $2,903, respectively)	$403,733,732	$274,994,027

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	39

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Year Ended October 31, 2013

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$7,916,309
Interest expense paid	(186,487)
Operating expenses paid	(1,946,704)
Purchases of long-term investments	(533,471,584)
Proceeds from disposition of long-term investments	417,220,341
Purchases of short-term investments, net	(36,250,689)
Payments made for swaps, net	180,148
Variation margin received on centrally cleared swaps	(190,256)
Variation margin paid on futures contracts	640,514

Net decrease in cash from operating activities		$(146,088,408)
Financing Activities:
Cash dividends paid (net of dividend reinvestments)	(714,151)
Subscriptions of capital stock, net	167,589,986
Decrease in reverse repurchase agreements	(31,630,337)
Increase in due to custodian	11,188,586

Net increase in cash from financing activities		146,434,084
Effect of exchange rate on cash		708,174

Net increase in cash		1,053,850
Cash at beginning of period		190,475

Cash at end of period		$1,244,325

Reconciliation of Net Decrease in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Net decrease in net assets from operations		$(15,491,820)
Adjustments:
Increase in interest and dividends receivable	$(10,558)
Net accretion of bond discount and amortization of bond premium	7,147,398
Inflation Index Income	(4,847,076)
Increase in accrued expenses	21,561
Purchases of long-term investments	(533,471,584)
Proceeds from disposition of long-term investments	417,220,341
Purchases of short-term investments, net	(36,250,689)
Payments made for swaps, net	180,148
Variation margin paid on centrally cleared swaps	(190,256)
Variation margin received on futures	640,514
Net realized loss on investment and foreign currency transactions	1,227,759
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	17,735,854

Total adjustments		(130,596,588)

Net decrease in cash from operating activities		$(146,088,408)

In accordance with U.S. GAAP, the Strategy has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

October 31, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of six portfolios currently in operation: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio, the Limited Duration High Income Portfolio and the Government Reserves Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. The Government Reserves Portfolio commenced operations on May 1, 2013. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Bond Inflation Strategy Portfolio (the “Strategy”). The Strategy has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B shares are not publically offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	41

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued

42	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	43

Notes to Financial Statements

rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of October 31, 2013:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$292,549,964		$	– 0	–	$292,549,964
Corporates – Investment Grades		– 0	–	52,439,015			– 0	–	52,439,015
Commercial Mortgage-Backed Securities		– 0	–	32,871,325			2,373,786		35,245,111
Asset-Backed Securities		– 0	–	32,075,517			1,887,711		33,963,228
Corporates – Non-Investment Grades		– 0	–	8,673,078			– 0	–	8,673,078
Local Governments – Municipal Bonds		– 0	–	4,926,708			– 0	–	4,926,708
Mortgage Pass-Throughs		– 0	–	4,222,579			– 0	–	4,222,579
Quasi-Sovereigns		– 0	–	2,699,287			– 0	–	2,699,287
Collateralized Mortgage Obligations		– 0	–	– 0	–		2,328,160		2,328,160
Emerging Markets – Corporate Bonds		– 0	–	1,430,261			– 0	–	1,430,261
Governments – Sovereign Bonds		– 0	–	772,613			– 0	–	772,613
Preferred Stocks		523,338		– 0	–		– 0	–	523,338
Short-Term Investments		36,250,689		– 0	–		– 0	–	36,250,689

Total Investments in Securities		36,774,027		432,660,347			6,589,657		476,024,031

44	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments*:
Assets:
Futures	$124,072		$	– 0	–	$	– 0	–	$124,072	#
Forward Currency Exchange Contracts	– 0	–		6,393			– 0	–	6,393
Centrally Cleared Interest Rate Swaps	– 0	–		187,627			– 0	–	187,627	#
Credit Default Swaps	– 0	–		80,440			– 0	–	80,440
Interest Rate Swaps	– 0	–		292,004			– 0	–	292,004
Liabilities:
Futures	(191,196)			– 0	–		– 0	–	(191,196	)#
Forward Currency Exchange Contracts	– 0	–		(34,768)			– 0	–	(34,768)
Centrally Cleared Credit Default Swaps	– 0	–		(180,454)			– 0	–	(180,454	)#
Centrally Cleared Interest Rate Swaps	– 0	–		(229,697)			(41,645)		(271,342	)#
Inflation (CPI) Swaps	– 0	–		(645,950)			– 0	–	(645,950)
Interest Rate Swaps	– 0	–		(19,333)			– 0	–	(19,333)

Total^	$36,706,903			$432,116,609			$6,548,012		$475,371,524

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange traded derivatives reported in the portfolio of investments.

^	There were no transfers between Level 1 and level 2 during the reporting period.

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage-Backed Securities		Asset-Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/12	$2,389,267		$944,751		$	– 0	–
Accrued discounts/(premiums)	(19,655)		4,827			11,907
Realized gain (loss)	101,798		12,430			20,702
Change in unrealized appreciation/depreciation	(93,215)		(29,211)			(109,011)
Purchases	2,059,885		1,298,516			2,563,434
Sales	(2,643,062)		(343,602)			(158,872)
Settlements	– 0	–	– 0	–		– 0	–
Transfers in to Level 3	578,768		– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 10/31/13	$2,373,786		$1,887,711			$2,328,160

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/13*	$(30,633)		$(25,389)			$(109,011)

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	45

Notes to Financial Statements

	Centrally Cleared Interest Rate Swaps			Total
Balance as of 10/31/12	$	– 0	–	$3,334,018
Accrued discounts/(premiums)		– 0	–	(2,921)
Realized gain (loss)		– 0	–	134,930
Change in unrealized appreciation/depreciation		(41,645)		(273,082)
Purchases		– 0	–	5,921,835
Sales		– 0	–	(3,145,536)
Settlements		– 0	–	– 0	–
Transfers in to Level 3		– 0	–	578,768
Transfers out of Level 3		– 0	–	– 0	–

Balance as of 10/31/13		$(41,645)		$6,548,012	+

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/13*		$(41,645)		$(206,678)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at October 31, 2013:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Commercial Mortgage-Backed Securities	$2,373,786	Third Party Vendor	Evaluated Quotes	$100.13-$111.92/ $107.09
Asset-Backed Securities	$1,887,711	Third Party Vendor	Evaluated Quotes	$65.73-$100.26/ $90.65
Collateralized Mortgage Obligations	$2,328,160	Third Party Vendor	Evaluated Quotes	$57.67-$84.98/ $76.71
Centrally Cleared Interest Rate Swaps	$(41,645)	Qualitative Assessment	Transaction Price	N/A/ N/A

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

46	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	47

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75%, 1.45%, .45%, .95%, .70%, .45%, .55% and .45% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser were subject to repayment by the Strategy until January 26, 2013. No repayment was made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above, or would have exceeded the amount of offering expenses as recorded by the Strategy before January 26, 2011. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2014. For the year ended

48	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

October 31, 2013, such reimbursement amounted to $775,537. Effective February 1, 2014, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .80%, 1.50%, .50%, 1.00%, .75%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2015 and then may be extended by the Adviser for additional one-year terms.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended October 31, 2013, the reimbursement for such services amounted to $43,312.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $24,863 for the year ended October 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $3,214 from the sale of Class A shares and received $18 and $1,105 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares for the year ended October 31, 2013.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2013, is as follows:

Market Value October 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2013 (000)	Dividend Income (000)
$ – 0 –	$370,415	$334,164	$36,251	$5

Brokerage commissions paid on investment transactions for the year ended October 31, 2013 amounted to $7,236, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	49

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares, .25% of the Strategy’s average daily net assets attributable to Class K shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $222,643, $15,415, $15,171 and $1,144,606 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2013, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$120,278,990	$35,159,582
U.S. government securities	411,303,951	374,652,521

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$480,996,804

Gross unrealized appreciation	$2,645,220
Gross unrealized depreciation	(7,617,993)

Net unrealized depreciation	$(4,972,773)

50	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures

The Strategy may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2013, the Strategy held futures for hedging purposes.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	51

Notes to Financial Statements

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2013, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to

52	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Strategy enters into a centrally cleared swap, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	53

Notes to Financial Statements

prevailing market rates, the Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2013, the Strategy held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended October 31, 2013, the Strategy held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Strategy may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Strategy, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Strategy may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Strategy receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Strategy is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Strategy will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

54	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

Credit default swaps may involve greater risks than if a Strategy had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Strategy is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Strategy is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Strategy coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Strategy.

During the year ended October 31, 2013, the Strategy held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At October 31, 2013, the Strategy had Sale Contracts outstanding with Maximum Payout Amounts aggregating $ 3,640,000, with net unrealized appreciation of $80,440, and terms of less than 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Strategy for the same reference obligation with the same counterparty. As of October 31, 2013, the Strategy did not have Buy Contracts outstanding for the same referenced obligation with the same counterparty for its Sale Contracts outstanding.

Documentation governing the Strategy’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of October 31, 2013,

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	55

Notes to Financial Statements

the Strategy had OTC derivatives with contingent features in net liability positions in the amount of $401,654. If a trigger event had occurred at October 31, 2013, for those derivatives in a net liability position, an amount of $401,654 would be required to be posted by the Strategy.

At October 31, 2013, the Strategy had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$124,072	*	Receivable/Payable for variation margin on futures	$191,196	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	6,393		Unrealized depreciation of forward currency exchange contracts	34,768

Interest rate contracts	Unrealized appreciation on interest rate swaps	292,004		Unrealized depreciation on interest rate swaps	19,333

Interest rate contracts				Unrealized depreciation on inflation swaps	645,950

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	187,627	*	Receivable/Payable for variation margin on centrally cleared interest rate swaps	271,342	*

Credit contracts	Unrealized appreciation on credit default swaps	80,440

Credit contracts				Receivable/Payable for variation margin on centrally cleared credit default swaps	180,454	*

Total		$690,536			$1,343,043

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the portfolio of investments.

56	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended October 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$659,124		$(9,577)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(193,473)		(73,838)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(133,052)		506,529

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	– 0	–	(645,950)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	7,005		(83,715)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	141,781		59,296

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	18,878		(180,454)

Total		$500,263		$(427,709)

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	57

Notes to Financial Statements

The following table represents the volume of the Strategy’s derivative transactions during the year ended October 31, 2013:

Futures:
Average original value of buy contracts	$25,876,494	(a)
Average original value of sale contracts	$46,384,648

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$4,081,033	(b)
Average principal amount of sale contracts	$13,680,997

Interest Rate Swaps:
Average notional amount	$26,291,966

Inflation Swaps:
Average notional amount	$62,428,571	(c)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$13,240,601	(d)

Credit Default Swaps:
Average notional amount of sale contracts	$5,259,231

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$6,000,000	(c)

(a)	Positions were open for two months during the year.

(b)	Positions were open for eleven months during the year.

(c)	Positions were open for less than one month during the year.

(d)	Positions were open for six months during the year.

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Strategy may enter into dollar rolls. Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities

58	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Strategy. For the year ended October 31, 2013, the Strategy had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Strategy sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Strategy enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended October 31, 2013, the average amount of reverse repurchase agreements outstanding was $84,104,155 and the daily weighted average interest rate was 0.20%.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

Class A
Shares sold	1,263,934	1,042,221	$13,772,700	$11,534,637

Shares issued in reinvestment of dividends and distributions	10,010	11,093	110,149	122,370

Shares redeemed	(663,623)	(401,845)	(7,266,498)	(4,422,997)

Net increase	610,321	651,469	$6,616,351	$7,234,010

Class C
Shares sold	144,209	270,491	$1,619,721	$2,967,544

Shares issued in reinvestment of dividends and distributions	465	5,874	5,058	64,433

Shares redeemed	(307,462)	(197,224)	(3,375,097)	(2,173,211)

Net increase (decrease)	(162,788)	79,141	$(1,750,318)	$858,766

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	59

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

Advisor Class
Shares sold	1,559,263	320,367	$17,509,615	$3,594,822

Shares issued in reinvestment of dividends and distributions	4,758	3,053	52,594	33,730

Shares redeemed	(1,310,326)	(55,346)	(14,820,089)	(612,792)

Net increase	253,695	268,074	$2,742,120	$3,015,760

Class R
Shares sold	1,376	15,489	$15,343	$170,492

Shares issued in reinvestment of dividends	70	506	773	5,572

Shares redeemed	(29,643)	(13,755)	(317,776)	(151,862)

Net increase (decrease)	(28,197)	2,240	$(301,660)	$24,202

Class K
Shares sold	77,416	162,857	$873,308	$1,791,997

Shares issued in reinvestment of dividends and distributions	1,124	1,565	12,408	17,250

Shares redeemed	(72,023)	(39,960)	(802,796)	(444,246)

Net increase	6,517	124,462	$82,920	$1,365,001

Class I
Shares sold	239,588	30,641	$2,573,309	$336,899

Shares issued in reinvestment of dividends and distributions	345	256	3,792	2,811

Shares redeemed	(19,252)	(14,391)	(205,881)	(158,308)

Net increase	220,681	16,506	$2,371,220	$181,402

Class 1
Shares sold	17,308,327	9,636,851	$192,409,592	$106,547,271

Shares issued in reinvestment of dividends and distributions	176,130	72,723	1,935,557	800,249

Shares redeemed	(5,297,506)	(2,355,054)	(58,483,004)	(26,093,698)

Net increase	12,186,951	7,354,520	$135,862,145	$81,253,822

Class 2
Shares sold	3,262,457	3,454,039	$36,376,327	$38,509,286

Shares issued in reinvestment of dividends and distributions	40,820	17,669	450,558	194,246

Shares redeemed	(3,141,138)	(840,121)	(34,885,528)	(9,404,604)

Net increase	162,139	2,631,587	$1,941,357	$29,298,928

60	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Strategy’s assets can decline as can the real value of the Strategy’s distributions.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategy’s investments or reduce the returns of the Strategy. For example, the value of the Strategy’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategy’s investments denominated in foreign currencies, the Strategy’s positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	61

Notes to Financial Statements

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Strategy borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Strategy, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended October 31, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$3,294,124	$2,834,985
Net long-term capital gains	38,486	– 0	–

Total taxable distributions paid	$3,332,610	$2,834,985

62	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$661,102
Accumulated capital and other losses	(1,441,908	)(a)
Unrealized appreciation/(depreciation)	(5,153,163	)(b)

Total accumulated earnings/(deficit)	$(5,933,969	)(c)

(a)	At October 31, 2013, the Strategy had a net capital loss carryforward of $1,441,908.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2013, the Strategy had a net short-term capital loss carryforward of $1,441,908 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, foreign currency reclassifications, the redesignation of dividends, reclassifications of paydown gains/losses, and the tax treatment of Treasury inflation-protected securities resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	63

Notes to Financial Statements

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

64	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,						January 26, 2010(a) to October 31, 2010
	2013		2012		2011

Net asset value, beginning of period	$ 11.36		$ 10.81		$ 10.53		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.09		.13		.38		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.57)		.56		.21		.47

Net increase (decrease) in net asset value from operations	(.48)		.69		.59		.61

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.14)		(.31)		(.08)
Distributions from net realized gain on investment transactions	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.07)		(.14)		(.31)		(.08)

Net asset value, end of period	$ 10.81		$ 11.36		$ 10.81		$ 10.53

Total Return
Total investment return based on net asset value(e)	(4.23)%		6.41%		5.75%		6.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,358		$17,627		$9,732		$2,000
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.80%		.81%		.78%		.80	%^+
Expenses, before waivers/reimbursements(f)	1.18%		1.25%		1.87%		4.63	%^+
Net investment income(c)	.80%		1.20%		3.59%		1.76	%^+
Portfolio turnover rate**	93%		32%		38%		34%

See footnote summary on page 73.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	65

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,						January 26, 2010(a) to October 31, 2010
	2013		2012		2011

Net asset value, beginning of period	$ 11.28		$ 10.78		$ 10.50		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.00	(d)	.04		.30		.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.56)		.56		.22		.48

Net increase (decrease) in net asset value from operations	(.56)		.60		.52		.56

Less: Dividends and Distributions
Dividends from net investment income	(.01)		(.10)		(.24)		(.06)
Distributions from net realized gain on investment transactions	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.01)		(.10)		(.24)		(.06)

Net asset value, end of period	$ 10.71		$ 11.28		$ 10.78		$ 10.50

Total Return
Total investment return based on net asset value(e)	(4.98)%		5.61%		5.03%		5.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,845		$7,991		$6,782		$3,378
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.51%		1.51%		1.49%		1.50	%^+
Expenses, before waivers/reimbursements(f)	1.86%		1.96%		2.84%		4.80	%^+
Net investment income(c)	.01%		.39%		2.82%		1.12	%^+
Portfolio turnover rate**	93%		32%		38%		34%

See footnote summary on page 73.

66	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,						January 26, 2010(a) to October 31, 2010
	2013		2012		2011

Net asset value, beginning of period	$ 11.39		$ 10.83		$ 10.55		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06		.16		.39		.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.52)		.56		.24		.47

Net increase (decrease) in net asset value from operations	(.46)		.72		.63		.64

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.16)		(.35)		(.09)
Distributions from net realized gain on investment transactions	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.11)		(.16)		(.35)		(.09)

Net asset value, end of period	$ 10.82		$ 11.39		$ 10.83		$ 10.55

Total Return
Total investment return based on net asset value(e)	(4.06)%		6.69%		6.07%		6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,969		$5,499		$2,325		$1,102
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.51%		.51%		.49%		.50	%^+
Expenses, before waivers/reimbursements(f)	.87%		.95%		1.80%		4.50	%^+
Net investment income(c)	.54%		1.52%		3.70%		2.13	%^+
Portfolio turnover rate**	93%		32%		38%		34%

See footnote summary on page 73.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	67

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,						January 26, 2010(a) to October 31, 2010
	2013		2012		2011

Net asset value, beginning of period	$ 11.34		$ 10.79		$ 10.50		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06		.11		.43		.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.57)		.55		.15		.48

Net increase (decrease) in net asset value from operations	(.51)		.66		.58		.60

Less: Dividends and Distributions
Dividends from net investment income	(.02)		(.11)		(.29)		(.09)
Distributions from net realized gain on investment transactions	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.02)		(.11)		(.29)		(.10)

Net asset value, end of period	$ 10.81		$ 11.34		$ 10.79		$ 10.50

Total Return
Total investment return based on net asset value(e)	(4.51)%		6.18%		5.59%		6.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$209		$539		$488		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.01%		1.01%		.98%		1.00	%^+
Expenses, before waivers/reimbursements(f)	1.44%		1.60%		2.16%		5.74	%^+
Net investment income(c)	.49%		.98%		4.16%		1.53	%^+
Portfolio turnover rate**	93%		32%		38%		34%

See footnote summary on page 73.

68	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,						January 26, 2010(a) to October 31, 2010
	2013		2012		2011

Net asset value, beginning of period	$ 11.35		$ 10.79		$ 10.50		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.09		.13		.28		.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.57)		.57		.31		.53

Net increase (decrease) in net asset value from operations	(.48)		.70		.59		.62

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.14)		(.30)		(.12)
Distributions from net realized gain on investment transactions	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.07)		(.14)		(.30)		(.12)

Net asset value, end of period	$ 10.80		$ 11.35		$ 10.79		$ 10.50

Total Return
Total investment return based on net asset value(e)	(4.26)%		6.51%		5.75%		6.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,981		$2,007		$566		$784
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.76%		.77%		.75%		.75	%^+
Expenses, before waivers/reimbursements(f)	1.12%		1.27%		2.39%		3.53	%^+
Net investment income(c)	.80%		1.19%		2.76%		1.12	%^+
Portfolio turnover rate**	93%		32%		38%		34%

See footnote summary on page 73.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	69

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,						January 26, 2010(a) to October 31, 2010
	2013		2012		2011

Net asset value, beginning of period	$ 11.33		$ 10.78		$ 10.51		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10		.18		.27		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.55)		.53		.36		.48

Net increase (decrease) in net asset value from operations	(.45)		.71		.63		.64

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.16)		(.36)		(.12)
Distributions from net realized gain on investment transactions	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.11)		(.16)		(.36)		(.13)

Net asset value, end of period	$ 10.77		$ 11.33		$ 10.78		$ 10.51

Total Return
Total investment return based on net asset value(e)	(4.00)%		6.65%		6.11%		6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,631		$267		$76		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.50%		.52%		.50%		.49	%^+
Expenses, before waivers/reimbursements(f)	.83%		.95%		1.91%		5.19	%^+
Net investment income(c)	1.10%		1.54%		3.67%		2.03	%^+
Portfolio turnover rate**	93%		32%		38%		34%

See footnote summary on page 73.

70	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Year Ended October 31,						January 26, 2010(a) to October 31, 2010
	2013		2012		2011

Net asset value, beginning of period	$ 11.33		$ 10.78		$ 10.51		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.12		.16		.34		.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.58)		.55		.28		.48

Net increase (decrease) in net asset value from operations	(.46)		.71		.62		.63

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.16)		(.35)		(.11)
Distributions from net realized gain on investment transactions	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.11)		(.16)		(.35)		(.12)

Net asset value, end of period	$ 10.76		$ 11.33		$ 10.78		$ 10.51

Total Return
Total investment return based on net asset value(e)	(4.08)%		6.63%		6.01%		6.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$315,187		$193,864		$105,201		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.60%		.61%		.58%		.58	%^+
Expenses, before waivers/reimbursements(f)	.81%		.96%		1.20%		5.29	%^+
Net investment income(c)	1.05%		1.41%		3.24%		1.93	%^+
Portfolio turnover rate**	93%		32%		38%		34%

See footnote summary on page 73.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	71

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Year Ended October 31,						January 26, 2010(a) to October 31, 2010
	2013		2012		2011

Net asset value, beginning of period	$ 11.33		$ 10.77		$ 10.51		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.12		.14		.39		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.58)		.59		.23		.48

Net increase (decrease) in net asset value from operations	(.46)		.73		.62		.64

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.17)		(.36)		(.12)
Distributions from net realized gain on investment transactions	(.00	)(d)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.12)		(.17)		(.36)		(.13)

Net asset value, end of period	$ 10.75		$ 11.33		$ 10.77		$ 10.51

Total Return
Total investment return based on net asset value(e)	(4.06)%		6.80%		6.01%		6.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,554		$47,200		$16,550		$10,439
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.51%		.51%		.49%		.49	%^+
Expenses, before waivers/reimbursements(f)	.71%		.86%		1.84%		5.18	%^+
Net investment income(c)	1.05%		1.36%		3.73%		2.05	%^+
Portfolio turnover rate**	93%		32%		38%		34%

See footnote summary on page 73.

72	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest expense:

				January 26, 2010(a) to October 31, 2010
	Year Ended October 31,
	2013	2012	2011
Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75	%^+
Before waivers/reimbursements	1.12%	1.18%	1.83%	4.58	%^+
Class C
Net of waivers/reimbursements	1.45%	1.45%	1.45%	1.45	%^+
Before waivers/reimbursements	1.81%	1.90%	2.80%	4.75	%^+
Advisor Class
Net of waivers/reimbursements	.45%	.45%	.45%	.45	%^+
Before waivers/reimbursements	.82%	.89%	1.76%	4.44	%^+
Class R
Net of waivers/reimbursements	.95%	.95%	.95%	.95	%^+
Before waivers/reimbursements	1.39%	1.54%	2.13%	5.69	%^+
Class K
Net of waivers/reimbursements	.70%	.70%	.70%	.70	%^+
Before waivers/reimbursements	1.06%	1.21%	2.34%	3.48	%^+
Class I
Net of waivers/reimbursements	.45%	.45%	.45%	.45	%^+
Before waivers/reimbursements	.78%	.89%	1.86%	5.16	%^+
Class 1
Net of waivers/reimbursements	.55%	.55%	.55%	.55	%^+
Before waivers/reimbursements	.76%	.89%	1.18%	5.25	%^+
Class 2
Net of waivers/reimbursements	.45%	.45%	.45%	.45	%^+
Before waivers/reimbursements	.66%	.80%	1.80%	5.13	%^+

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	73

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc. and Shareholders of the AllianceBernstein Bond Inflation Strategy Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Bond Inflation Strategy Portfolio (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc. (the “Fund”)), as of October 31, 2013, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the three years in the period then ended and the period January 26, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Bond Inflation Strategy Portfolio (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) at October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period January 26, 2010 (commencement of operations) through October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2013

74	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Strategy during the taxable year ended October 31, 2013.

For foreign shareholders, 80.05% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	75

2013 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Rajen B. Jadav(2), Vice President

Shawn E. Keegan(2) , Vice President

Douglas J. Peebles(2) , Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s U.S. Core Fixed-Income Team. Mr. Paul J. DeNoon, Mr. Rajen B. Jadav, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

76	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	77

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., ++, # Chairman of the Board 81 (1998)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	100	None

John H. Dobkin, # 71 (1998)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

78	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2008 until 2013

D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011, and Intel Corporation (semi-conductors) until 2008

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	79

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

80	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 61 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.

		100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	81

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 72 2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

82	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

+	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	83

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Rajen B. Jadav 58	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2008.

Shawn E. Keegan 42	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2008.

Douglas J. Peebles 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Greg J. Wilensky 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2008.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS,** with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

84	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Bond Inflation Strategy (the “Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

1	The Senior Officer’s fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	85

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Strategy pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Strategy	Category	Net Assets 9/30/13 ($MM)	Advisory Fee Based on % of Average Daily Net Assets
Bond Inflation Strategy	High Income	$395.7	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40 % on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s fiscal year ended October 31, 2013, the Adviser received $65,684 (0.034% of the Strategy’s average daily net assets) for providing such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. The Adviser provided notice to the Directors of its intention to modify the

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

86	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

expense limitation undertaking of Bond Inflation Strategy to be effective with the Strategy’s’ prospectus update on February 1, 2014. In this regard, the Adviser will raise Bond Inflation Strategy’s expense cap level for all share classes. In addition, set forth below are the Strategy’s gross expense ratios for the most recent semi-annual period:5

	Expense Cap Pursuant to Expense Limitation Undertaking
Strategy	Class	Current	Effective 02/01/14	Gross Expense Ratio[6]	Fiscal Year End
Bond Inflation Strategy[7]	Advisor	0.45%	0.50%	0.74%	Oct. 31 (ratios as of Apr. 30, 2013)
	Class A	0.75%	0.80%	1.05%
	Class C	1.45%	1.50%	1.75%
	Class R	0.95%	1.00%	1.38%
	Class K	0.70%	0.75%	1.10%
	Class I	0.45%	0.50%	0.78%
	Class 1	0.55%	0.60%	0.76%
	Class 2	0.45%	0.50%	0.66%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

7	The Fund’s expense ratios exclude interest expense of 0.07% for all share classes.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	87

competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Strategy had the AllianceBernstein Institutional fee schedule been applicable to the Strategy versus the Strategy’s advisory fees based on September 30, 2013 net assets.9

Strategy	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Bond Inflation Strategy	$ 395.7	TIPS Plus Schedule 0.50% on 1st $30 million 0.20% on the balance Minimum account size: $25 m	0.223%	0.500%

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategy.

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

88	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)11 and the Strategy’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Bond Inflation Strategy	0.500	0.500	6/11

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy. Pro-forma total expense ratio is shown for the Portfolio to reflect the Portfolio’s expense cap level effective February 1, 2014.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Lipper peer group.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	89

Strategy	Total Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Bond Inflation Strategy	0.754	0.838	3/11	0.826	5/20
Pro-forma	0.804	0.838	4/11	0.826	9/20

Based on this analysis, the Strategy has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy in 2012 was negative.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s most recently completed fiscal year, ABI received from the Strategy $5,095, $267,460 and $671 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own

14	Most recently completed fiscal year Class A share total expense ratio.

90	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $18,005 in fees from the Strategy.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	91

characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1 and 3 year performance return and rankings of the Strategy18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended July 31, 2013.20

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Bond Inflation Strategy
1 year	-3.04	-6.14	-5.98	3/11	7/27
3 year	3.61	3.82	4.08	6/10	17/24

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper.

19	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

92	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Set forth below are the 1, 3 year and since inception net performance returns of the Strategy (in bold)21 versus its benchmark.22 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending July 31, 2013 Annualized Performance
			Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)		Volatility (%)	Sharpe (%)
Bond Inflation Strategy	-3.04	3.61	3.77	4.17	0.83	3
Barclays Capital 1-10yr TIPS Index	-3.26	3.60	3.68	3.71	0.93	3
Inception Date: January 26, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

21	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

22	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2013.

23	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be viewed as better performing than a strategy with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	93

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

94	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	95

NOTES

96	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	97

NOTES

98	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	99

NOTES

100	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BIS-0151-1013

ANNUAL REPORT

AllianceBernstein

Municipal Bond Inflation Strategy

October 31, 2013

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 17, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Municipal Bond Infla-tion Strategy (the “Strategy”) for the annual period ended October 31, 2013.

Investment Objectives and Policies

The Strategy seeks to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in high-quality, predominantly investment grade, municipal securities, that pay interest exempt from federal taxation. As a fundamental policy, the Strategy will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax (“AMT”) for some taxpayers.

The Strategy will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by AllianceBernstein L.P. (the “Adviser”). In deciding whether to take direct or indirect exposure, the Strategy may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the

Adviser’s opinion, the investment is appropriate under the circumstances. The Strategy may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Strategy will typically enter into inflation swap agreements. The Strategy may use other inflation-protected instruments. Payments to the Strategy pursuant to swap agreements will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Strategy’s primary use of derivatives will be for the purpose of inflation protection.

The Strategy may also invest in forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; certain types of mortgage related securities; and derivatives, such as options, futures, forwards and swaps.

The Strategy may also utilize leverage for investment purposes through the use of Tender Option Bonds (“TOB”) transactions. The Adviser will consider the impact of TOB’s, swap agreements and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

Investment Results

The table on page 6 shows the Strategy’s performance compared to its benchmark, the Barclays 1-10 Year Treasury Inflation-Protected Securities

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	1

(“TIPS”) Index and to the Lipper Intermediate Municipal Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Strategy, although some may have different investment policies and sales management fees.

All share classes of the Fund declined in absolute terms, but outperformed the benchmark for both the six- and 12-month periods ended October 31, 2013. During both periods, the Fund underperformed the Lipper Average.

In order to pursue the investment objective of after-tax returns net of inflation, the Strategy invests in municipal bonds and uses derivatives for inflation protection. Over both periods, the positive performance relative to the benchmark was driven by the Strategy’s lower interest rate risk. Over both periods, the Strategy’s exposure to medium-grade securities detracted from performance as credit spreads widened. Relative to the Lipper Average, the Strategy underperformed due to the underperformance of inflation hedged strategies versus nominal bond strategies as inflation expectations fell over the six- and 12-month periods.

The Strategy used derivatives, in the form of Consumer Price Index (“CPI”) swaps, for hedging purposes, which detracted from relative performance for both periods. CPI swaps detracted from performance as they underperformed Treasury Inflation-Protected Securities in the benchmark

Market Review and Investment Strategy

Most of the volatility in the municipal market took place at the end of the second quarter and throughout the third quarter. When the U.S. Federal Reserve (the “Fed”) announced in mid-May that it had plans to gradually reduce its monthly purchases of $85 billion of Treasuries and mortgage securities, investors began to pull money from municipal bond funds causing a sharp increase in bond yields and a drop in prices. As the third quarter began, long-maturity bond yields continued their sharp upward climb. In early September, yields reversed course and started to fall in response to weaker-than-expected economic data. Then, two closely-spaced announcements in mid-September accelerated the drop in yields; former U.S. Treasury Secretary Lawrence Summers announced he was no longer a candidate to replace Fed Chairman Ben Bernanke, which seemed to calm investor fears that Summers would abandon Bernanke’s approach; and the Fed’s surprising announcement that it was delaying its expected reduction in the amount of its monthly purchases. By the end of the third quarter, 10-year AAA municipal yields had fallen by about 0.50% from their peak in early September, and 5-year AAA municipal yields dropped by 0.25%. From the end of the third quarter to October 31, 2013, yields were relatively unchanged to down slightly.

Recently, one of the most discussed credit issues in the municipal market

2	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

has been Puerto Rico. Puerto Rico bonds lost significant value in the third quarter as their yields rose sharply relative to comparable maturity AAA bonds. While the Commonwealth has taken substantial steps to improve its finances over the past 12 months, there continue to be major concerns about Puerto Rico’s weak economy and large debt load. Positions in bonds directly tied to Puerto Rico’s economy represent less than 5% of the Strategy’s holdings as of October 31, 2013.

The Strategy remained neutral with respect to interest rate risk as the difference between short- and long-term yields was still near all-time highs at the end of the reporting period. Shortening the Strategy’s duration generally would require buying shorter-maturity bonds and this would significantly reduce the yield of the Strategy. The Municipal Bond Investment Team (the “Team”) believes that lengthening the Fund’s duration beyond a neutral level would result in too much interest rate risk with interest rates still low by historical standards.

With respect to maturity selection, the Team has been attempting to take advantage of “roll”– the expected price appreciation of a bond as it moves closer to maturity each year. The return potential from roll is greater in bonds maturing in the 10 to 15-year maturity range than in bonds with maturities beyond 20 years. As a result, the combination of roll plus yield for bonds maturing in 10 to 15 years offers a similar expected return to longer bonds. In addition, bonds in the shorter range have less risk of price declines should interest rates rise. Underweighting these longer-maturity bonds benefited performance over the past six to 12 months and remains a theme in the Strategy.

The Strategy may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most municipal bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2013, 5.91% of the Strategy’s total municipal bond investments were in insured bonds (of this amount, 0% represents the Fund’s holdings in pre-refunded/escrowed to maturity bonds).

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Strategy.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a portfolio. The Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the stock or bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly referred to as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Tax Risk: There is no guarantee that all of the Strategy’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Strategy by increasing taxes on that income. In such event, the Strategy’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Strategy shares as investors anticipate adverse effects on the Strategy or seek higher yields to offset the potential loss of the tax deduction. As a result, the Strategy would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Strategy’s yield.

Local Economy Risk: The Strategy may invest in municipal securities issued by the Commonwealth of Puerto Rico as well as other local governments whose current economic conditions could exacerbate the risks associated with investing in these securities

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The Strategy’s investments in derivatives, such as swaps, futures, options and forwards, may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments. The use of inflation protection derivatives to help meet the Strategy’s investment objective may not be successful.

Leverage Risk: To the extent the Strategy uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. The Strategy is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. For Class 1 shares click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; and a 1% 1 year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Municipal Bond Inflation Strategy
Class 1*	-3.22%	-2.76%

Class 2*	-3.26%	-2.75%

Class A	-3.25%	-2.98%

Class C	-3.61%	-3.67%

Advisor Class Shares**	-3.19%	-2.78%

Barclays 1-10 Year TIPS Index	-4.23%	-3.78%

Lipper Intermediate Municipal Debt Funds Average	-2.79%	-1.38%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

1/26/10* TO 10/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Bond Inflation Strategy Class A shares (from 1/26/10* to 10/31/13) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 1/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*
Class 1 Shares**			1.30%
1 Year	-2.76%	-2.76%
Since Inception†	2.56%	2.56%

Class 2 Shares**			1.40%
1 Year	-2.75%	-2.75%
Since Inception†	2.65%	2.65%

Class A Shares			1.00%
1 Year	-2.98%	-5.86%
Since Inception†	2.38%	1.55%

Class C Shares			0.34%
1 Year	-3.67%	-4.63%
Since Inception†	1.67%	1.67%

Advisor Class Shares‡			1.33%
1 Year	-2.78%	-2.78%
Since Inception†	2.67%	2.67%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.74%, 0.64%, 0.95%, 1.65%, 0.65% for Class 1, Class 2, Class A, Class C, and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios, exclusive of interest expense, to 0.60%, 0.50%, 0.80%, 1.50%, 0.50% for Class 1, Class 2, Class A, Class C, and Advisor Class shares, respectively. These waivers/ reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2013.

**	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

†	Inception date: 1/26/2010.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)
Class 1 Shares*
1 Year	-2.66%
Since Inception**	2.48%

Class 2 Shares*
1 Year	-2.66%
Since Inception**	2.57%

Class A Shares
1 Year	-5.77%
Since Inception**	1.46%

Class C Shares
1 Year	-4.44%
Since Inception**	1.60%

Advisor Class Shares†
1 Year	-2.59%
Since Inception**	2.59%

*	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

**	Inception date: 1/26/2010.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$967.50	$3.97	0.80%
Hypothetical**	$1,000	$1,021.17	$4.08	0.80%
Class C
Actual	$1,000	$963.90	$7.43	1.50%
Hypothetical**	$1,000	$1,017.64	$7.63	1.50%
Advisor Class
Actual	$1,000	$968.10	$2.48	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%
Class 1
Actual	$1,000	$967.80	$2.98	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class 2
Actual	$1,000	$967.40	$2.48	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $907.6

*	All data are as of Octoberl 31, 2013. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by US Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2013

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.5%
Long-Term Municipal Bonds – 97.5%
Alabama – 1.9%
Alabama Pub Sch & Clg Auth 5.00%, 12/01/15	$12,340	$13,494,037
Series 2009 A 5.00%, 5/01/16	3,785	4,198,776

		17,692,813

Alaska – 0.4%
Alaska Ind Dev & Export Auth Series 2010 A 5.00%, 4/01/17	400	448,004
Valdez AK Marine Terminal (BP PLC) Series 2011B 5.00%, 1/01/16	3,140	3,424,798

		3,872,802

Arizona – 2.4%
Arizona Brd of Regents (Arizona St Univ Cop) Series 2013A 5.00%, 9/01/19-9/01/22	8,345	9,611,856
Maricopa Cnty AZ CCD GO 4.00%, 7/01/16	2,850	3,091,480
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) 5.00%, 7/01/26	3,330	3,775,088
Pima Cnty AZ Swr AGM 5.00%, 7/01/21	1,765	2,023,449
Salt River Proj Agric Impt & Pwr Dist AZ Series 2011A 5.00%, 12/01/24	3,140	3,645,791

		22,147,664

Arkansas – 0.3%
Fort Smith AR Sales & Use Tax 2.375%, 5/01/27	540	542,479
Springdale AR Sales & Use Tax 2.60%, 7/01/27	2,000	2,008,260

		2,550,739

California – 2.0%
California GO 5.00%, 10/01/16-9/01/20	9,580	11,308,828
Series 2011A 5.00%, 10/01/20	5,000	5,916,900
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2010C 5.00%, 5/01/19	450	528,282

12	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC-RE Series 2006-32F 5.25%, 5/01/18	$290	$340,761

		18,094,771

Colorado – 3.1%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	375	426,784
Series 2011B 4.00%, 11/15/14	4,730	4,907,469
Series 2012A 5.00%, 11/15/24-11/15/25	13,395	14,470,491
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/19	200	213,168
Series 2013A 5.00%, 12/01/19-12/01/22	5,655	6,429,911
Plaza Met Dist #1 CO 5.00%, 12/01/20	1,310	1,376,784
Regional Trnsp Dist CO (Denver Transit Partners) 5.25%, 7/15/24	440	467,746

		28,292,353

Connecticut – 0.8%
Connecticut Clean Wtr Fund (Connecticut SRF) Series 2013A 5.00%, 3/01/24	4,360	5,197,294
Connecticut GO AMBAC Series 2005B 2.124%, 6/01/16(a)	1,750	1,804,215

		7,001,509

Florida – 10.5%
Citizens Ppty Ins Corp. FL Series 2010A-1 5.00%, 6/01/16	315	346,661
Series 2011A-1 5.00%, 6/01/15	1,720	1,837,958
Series 2012A 5.00%, 6/01/22	7,315	8,254,246
Series 2012A-1 5.00%, 6/01/16-6/01/19	13,220	14,946,752
NPFGC Series 2007A 5.00%, 3/01/15	275	291,099

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida Brd of Ed GO (Florida GO) Series 2013A 5.00%, 6/01/17	$16,440	$18,847,967
Series 2013C 5.00%, 6/01/19	7,550	8,935,274
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/16	550	611,650
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series 2011B 5.00%, 7/01/20	3,775	4,425,999
Series 2013A 4.00%, 7/01/16	1,765	1,910,665
5.00%, 7/01/18-7/01/19	3,905	4,529,737
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15	700	750,659
Florida Mun Pwr Agy Series 2011B 5.00%, 10/01/23	2,890	3,315,928
Florida Ports Fin Commn (Florida St Trnsp Trust Fund) Series 2011B 5.00%, 6/01/15	1,900	2,032,487
Jacksonville FL Sales Tax 5.00%, 10/01/20	1,720	1,956,053
Jacksonville FL Trnsp Series 2012A 5.00%, 10/01/23-10/01/26	10,190	11,463,527
Martin Cnty FL IDA (Indiantown Cogen LP Proj) 4.20%, 12/15/25	1,900	1,599,724
Miami Dade Cnty FL SPL Tax Series 2012A 5.00%, 10/01/23	1,500	1,701,525
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2012A 4.00%, 10/01/14-10/01/15	5,280	5,543,078
Tampa FL Wtr & Swr Sys 5.00%, 10/01/26	1,565	1,765,007

		95,065,996

Georgia – 1.2%
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/18	2,500	2,893,850

14	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Catoosa Cnty GA SD GO 4.00%, 8/01/14	$4,470	$4,596,009
Georgia Mun Elec Auth Series 2011A 5.00%, 1/01/21	3,045	3,519,259

		11,009,118

Illinois – 4.1%
Chicago IL Brd of Ed GO Series 2010F 5.00%, 12/01/17	1,690	1,847,102
Chicago IL GO Series 2008A 5.25%, 1/01/21	1,165	1,214,291
Series 2010A 5.00%, 1/01/24	1,975	1,979,009
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt CFC) 5.25%, 1/01/23	2,500	2,735,475
5.50%, 1/01/25	2,250	2,424,173
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt)
5.00%, 1/01/17	1,930	2,148,148
Chicago IL Transit Auth Fed Hwy Grant (Chicago IL Fed Hwy Grant) AMBAC 5.00%, 6/01/15	1,250	1,319,525
AMBAC Series 2004A 5.25%, 6/01/15	2,425	2,569,263
Cook Cnty IL GO Series 2010G 5.00%, 11/15/25	2,200	2,303,400
Illinois Finance Auth (Illinois Unemployment) Series 2012A 5.00%, 6/15/16	5,690	6,317,209
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	30	30,048
Illinois GO 5.00%, 8/01/15	6,050	6,454,080
Series 2006A 5.00%, 6/01/19	1,040	1,157,832
Series 2010 5.00%, 1/01/18	500	555,295
Illinois Sales Tax 5.00%, 6/15/17(b)	1,450	1,652,420
Springfield ILL Metro San Dist Series 2011A 5.00%, 1/01/21	2,170	2,391,687

		37,098,957

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indiana – 0.9%
Indiana Mun Pwr Agy Series 2011A 5.00%, 1/01/20-1/01/23	$4,965	$5,732,133
Indianapolis IN Loc Bond Bank (Indianapolis IN Arpt Auth) AMBAC 5.25%, 1/01/14	2,260	2,277,651

		8,009,784

Kentucky – 0.4%
Kentucky Turnpike Auth (Kentucky Turnpike Auth Spl Tax) Series 2012A 5.00%, 7/01/25	2,275	2,591,589
AGM 5.25%, 7/01/14	1,410	1,456,149

		4,047,738

Louisiana – 1.1%
Louisiana Gas & Fuels Tax Series 2012A 5.00%, 5/01/27	9,085	10,270,593

Maryland – 1.4%
Baltimore MD GO Series 2013B 5.00%, 10/15/14	4,870	5,089,978
Maryland GO Series 2012B 5.00%, 3/15/16	7,130	7,907,099

		12,997,077

Massachusetts – 8.4%
Boston MA GO Series 2012A 5.00%, 4/01/15	1,300	1,386,580
Massachusetts Bay Trnsp Auth (Massachusetts Bay Trnsp Auth Sales Tax) Series 2004B 5.25%, 7/01/21	3,330	4,039,290
Massachusetts GO Series 2005A 5.00%, 3/01/15 (Pre-refunded/ETM)	4,580	4,869,502
AGM Series 2006C 2.398%, 11/01/19(a)	9,575	9,992,566
Massachusetts Mun Whsl Elec Co. Series 2012A 5.00%, 7/01/15	1,430	1,539,166
Massachusetts Sch Bldg Auth Series 2005A 5.00%, 8/15/15 (Pre-refunded/ETM)	23,855	25,828,047

16	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax) Series 2012A 5.00%, 8/15/23	$2,475	$2,932,009
Massachusetts Spl Obl (Massachusetts Gas Tax) AGM Series 2005A 2.623%, 6/01/20(a)	3,000	3,199,530
Massachusetts St Hea (Massachusetts Inst of Tech) Series 2009O 5.00%, 7/01/16	3,730	4,176,443
Massachusetts Wtr Poll Abatmnt (Massachusetts SRF) 2.352%, 8/01/22(a)	3,240	3,292,164
Series 20131 5.00%, 2/01/19	7,975	9,477,889
Metropolitan Boston Trnsp Pkg Corp. MA 5.00%, 7/01/22-7/01/25	5,025	5,697,580

		76,430,766

Michigan – 2.7%
Detroit MI City SD GO Series 2012A 4.00%, 5/01/14	1,120	1,132,051
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/21	3,750	3,761,588
Michigan Finance Auth (Michigan Unemployment) Series 2012B 5.00%, 7/01/23	17,050	17,545,643
Univ of Michigan
Series 2012C
4.00%, 4/01/14	1,795	1,822,715

		24,261,997

Minnesota – 0.8%
Hennepin Cnty MN GO Series 2013A 5.00%, 12/01/14	5,095	5,356,781
Minnesota Hgr Ed Fac Auth (Gustavus Adolfus College) 5.00%, 10/01/21	1,295	1,477,802

		6,834,583

Mississippi – 0.3%
Mississippi Dev Bank (Mississippi Lease Dept of Trsnp) Series 2013 5.00%, 1/01/19	1,500	1,741,710

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2013A 5.00%, 1/01/19	$1,000	$1,161,140

		2,902,850

Missouri – 0.2%
Springfiled MO Pub Util 5.00%, 12/01/17	1,390	1,589,757

Nevada – 3.3%
Clark Cnty NV Arpt (McCarran Airport) 2.50%, 7/01/15	24,705	25,377,717
Series 2010D 5.00%,7/01/21-7/01/22	775	865,821
Clark Cnty NV SD GO NPFGC-RE Series 2005A 5.00%, 6/15/18	450	484,862
Reno NV GO 5.00%, 6/01/19	2,210	2,520,350
Series 2013A 5.00%, 6/01/19	1,000	1,134,830

		30,383,580

New Hampshire – 0.9%
Manchester NH Arpt (Manchester-Boston Regional Arpt) Series 2012A 5.00%, 1/01/23	7,170	7,887,932

New Jersey – 1.9%
Morris-Union NJ JT Comm COP AGM 5.00%, 8/01/17	2,340	2,591,620
New Jersey EDA (New Jersey Lease Sch Fac) Series 2010DD-1 5.00%, 12/15/17	480	553,157
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2013A 5.00%, 6/15/20	10,000	11,600,400
New Jersey Turnpike Auth (New Jersey Turnpike) Series 2013A 5.00%, 1/01/23	1,800	2,052,234

		16,797,411

New Mexico – 0.6%
Albuquerque NM GO Series 2013A 4.00%, 7/01/16	4,925	5,355,938

18	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York – 14.8%
Long Island Pwr Auth NY NPFGC Series 2006D 2.519%, 9/01/15(a)	$3,500	$3,497,970
Metropolitan Trnsp Auth NY Series 2012C 5.00%, 11/15/24-11/15/25	9,065	10,111,172
Series 2012F 5.00%, 11/15/26	3,635	3,986,068
Series 2013A 5.00%, 11/15/26	2,300	2,532,392
Series 2013E 5.00%, 11/15/25(c)	8,510	9,528,137
New York NY GO AGM Series 2005K 3.17%, 8/01/16(a)	1,700	1,799,229
New York NY GO Series 2011A 5.00%, 8/01/23	4,250	4,896,340
New York NY Mun Wtr Fin Auth 5.00%, 6/15/26	3,875	4,334,420
New York NY Trnsl Fin Auth Series 2012B 5.00%, 11/01/26	6,830	7,766,598
Series 20131 5.00%, 11/01/16-11/01/18	20,080	23,423,069
New York St Dormitory Auth (New York St Pers Income Tax) Series 2011C 5.00%, 3/15/25	3,000	3,383,010
Series 2011E 5.00%, 8/15/14	2,790	2,891,556
Series 2012A 5.00%, 12/15/22	14,610	17,398,611
Series 2012B 5.00%, 3/15/20	7,900	9,381,487
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/25	3,000	3,456,180
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2012A 5.00%, 4/01/21	17,900	21,119,852
Triborough Brdg & Tunl Auth NY Series 2013B 5.00%, 11/15/20	4,100	4,876,007

		134,382,098

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina – 1.3%
North Carolina Eastern Mun Pwr Agy Series 2012B 5.00%, 1/01/21	$6,700	$7,710,494
North Carolina GO Series 2013E 5.00%, 5/01/16	2,330	2,595,783
North Carolina Ltd. Oblig Series 2013A 5.00%, 5/01/16	1,600	1,777,024

		12,083,301

Ohio – 0.1%
Cleveland OH COP Series 2010A 5.00%, 11/15/17	700	788,102

Oregon – 3.0%
Deschutes Cnty OR SD #1 GO 5.00%, 6/15/20	5,180	6,141,304
Multnomah Cnty OR SD #1J GO Series 2013A 5.00%, 6/15/15	14,605	15,707,386
Tri-County Met Trnsp Dist OR Grant Prog Series 2011A 5.00%, 10/01/25	4,605	5,155,896

		27,004,586

Pennsylvania – 8.4%
Allegheny Cnty PA Sani Auth (Allegheny Cnty PA Swr) AGM 5.00%, 6/01/19	2,250	2,591,393
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.00%, 8/01/19	475	539,733
Pennsylvania Econ Dev Fin Auth (Pennsylvania Unemployment) 5.00%, 7/01/21	7,550	8,594,240
Series 2012A 5.00%, 7/01/18-1/01/19	22,315	26,301,405
Pennsylvania GO Series 2013 5.00%, 4/01/16	15,650	17,343,799
NPFGC-RE 5.50%, 2/01/14	5,290	5,358,082
Pennsylvania IDA (Pennsylvania IDA Econ Dev) 5.00%, 7/01/16	5,000	5,518,600

20	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) 5.00%, 4/01/23-4/01/26	$5,150	$5,558,650
Philadelphia PA Gas Works Series 2011-1975 5.00%, 7/01/14	1,900	1,951,927
Philadelphia PA SD GO Series 2011E 5.25%, 9/01/22	1,800	2,006,946
Philadelphia PA Wtr & WstWtr AGM Series 2010A 5.00%, 6/15/18	550	641,053

		76,405,828

Puerto Rico – 1.4%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/21	2,000	1,588,540
Series 2010AAA 5.25%, 7/01/21	1,830	1,469,856
NPFGC 5.00%, 7/01/19	3,400	3,169,140
Puerto Rico Govt Dev Bank Series 2006C 5.25%, 1/01/15	3,535	3,393,565
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 3.081%, 7/01/28(a)	4,650	2,688,025
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2007M 5.75%, 7/01/16	275	267,482

		12,576,608

South Carolina – 0.9%
Horry Cnty SC SD GO Series 2012B 5.00%, 3/01/16	1,470	1,621,807
Renewable Water Resources Sew Sys SC 5.00%, 1/01/24	2,570	2,985,723
South Carolina Pub Svc Auth Series 2012C 5.00%, 12/01/15	3,200	3,496,480

		8,104,010

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tennessee – 0.3%
Met Govt Nashville-DAV TN GO 5.00%, 7/01/23	$2,385	$2,815,898

Texas – 7.9%
Conroe TX ISD GO 5.00%, 2/15/24-2/15/26	6,240	7,124,686
Corpus Christi TX Util Sys 5.00%, 7/15/21	5,675	6,614,780
Denton TX ISD GO Series 2012A 2.125%, 8/01/42	2,135	2,187,478
Fort Worth TX ISD GO 5.00%, 2/15/15	4,000	4,243,840
Garland TX GO Series 2010 5.00%, 2/15/26	500	560,455
Georgetown TX ISD GO Series 2013A 5.00%, 2/15/22(b)	5,965	7,152,572
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	2,105	2,415,551
Houston TX ISD GO 2.00%, 6/01/29	4,345	4,385,713
Houston TX Util Sys Series 2011D 5.00%, 11/15/27	2,735	3,072,827
Series 2011E 5.00%, 11/15/14	6,900	7,237,686
Lubbock TX GO 5.00%, 2/15/19	1,740	2,041,124
Midlothian TX ISD GO Series 2011B 2.25%, 8/01/51	5,000	5,068,900
North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.25%, 9/01/26	3,625	4,058,260
Rockwall ISD 5.00%, 2/15/19(b)	3,280	3,880,470
San Antonio TX Elec & Gas 5.00%, 2/01/21	7,110	8,450,946
San Antonio TX ISD GO 5.00%, 8/15/26	1,710	1,914,242
Univ of Texas Series 2010A 5.00%, 8/15/22	1,070	1,246,785

		71,656,315

22	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia – 2.9%
Fairfax Cnty VA Econ Dev Dist (Fairfax Cnty VA Trnsp Impt Dist) 5.00%, 4/01/25-4/01/26	$6,000	$6,592,980
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) 5.00%, 2/01/16-2/01/21	13,430	15,278,412
Series 2010B 5.00%, 2/01/14	3,000	3,034,890
Virginia Trnsp Brd (Virginia Lease Trnsp Fund) 5.00%, 5/15/15	1,655	1,774,011

		26,680,293

Washington – 4.7%
Central Puget Sound WA RTA Series 2012P 5.00%, 2/01/23-2/01/25	7,815	9,131,199
Chelan Cnty WA PUD #1 Series 2011B 5.50%, 7/01/25	3,305	3,752,497
Energy Northwest WA (Bonneville Power Admin) Series 2011A 5.00%, 7/01/18	680	799,014
Series 2012A 5.00%, 7/01/19	4,200	4,984,140
King Cnty WA SD #414 GO AGM 5.00%, 12/01/16	3,735	4,219,840
Seattle WA Mun Light & Pwr Series 2010B 5.00%, 2/01/20	4,080	4,820,683
Tacoma WA Elec Sys Series 2013A 5.00%, 1/01/19-1/01/20	4,000	4,649,545
Washington St GO Series 2005R 5.00%,7/01/15 (Pre-refunded/ETM)	1,125	1,211,670
Series 2009 B 5.00%, 1/01/22	710	817,224
Series 2010E 5.00%, 2/01/19	3,295	3,904,937
Series 2013D 5.00%, 2/01/23	3,385	4,039,084

		42,329,833

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin – 2.2%
Wisconsin Clean Wtr (Wisconsin SRF) Series 20131 5.00%, 6/01/24	$4,490	$5,318,450
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) Series 20131 5.00%, 7/01/23-7/01/24	12,000	14,189,385

		19,507,835

Total Municipal Obligations (cost $887,771,177)		884,931,435

CORPORATES – INVESTMENT GRADES – 2.2%
Financial Institutions – 1.9%
Banking – 1.7%
Bank of America Corp. 7.375%, 5/15/14	1,200	1,242,350
Capital One Financial Corp. 2.125%, 7/15/14	736	743,999
Citigroup, Inc. 2.25%, 8/07/15	6,372	6,507,176
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	1,510	1,523,546
6.00%, 5/01/14	1,200	1,232,304
Morgan Stanley 1.75%, 2/25/16	3,362	3,394,988
5.375%, 10/15/15	1,000	1,079,047

		15,723,410

Finance – 0.2%
General Electric Capital Corp. 2.15%, 1/09/15	1,576	1,607,298

		17,330,708

Industrial – 0.2%
Consumer Cyclical - Automotive – 0.1%
Daimler Finance North America LLC 6.50%, 11/15/13	904	905,534

Consumer Cyclical - Entertainment – 0.1%
Viacom, Inc. 1.25%, 2/27/15	800	804,713

		1,710,247

24	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Electric – 0.1%
Exelon Generation Co. LLC 5.35%, 1/15/14	$831	$838,652

Total Corporates – Investment Grades (cost $19,727,839)		19,879,607

AGENCIES – 0.7%
Federal Home Loan Bank Series 656 5.375%, 5/18/16(b) (cost $5,724,484)	5,315	5,971,977

	Shares
SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(d) (cost $4,287,023)	4,287,023	4,287,023

	Principal Amount (000)
U.S. Treasury Bills – 0.1%
U.S. Treasury Bill Zero Coupon, 11/14/13(b) (cost $1,299,956)	$1,300	1,299,956

Total Short-Term Investments (cost $5,586,979)		5,586,979

Total Investments – 101.0% (cost $918,810,479)		916,369,998
Other assets less liabilities – (1.0)%		(8,725,823)

Net Assets – 100.0%		$907,644,175

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$2,000	4/08/15	2.22%	CPI	#	$(51,073)
Barclays Bank PLC	38,000	4/24/15	2.02%	CPI	#	(782,156)
Barclays Bank PLC	5,500	6/01/15	2.0375%	CPI	#	(62,763)
Barclays Bank PLC	6,000	2/26/17	2.37%	CPI	#	(221,647)
Barclays Bank PLC	3,000	7/19/17	2.0375%	CPI	#	(1,289)
Barclays Bank PLC	5,500	6/02/19	2.58%	CPI	#	(259,065)
Barclays Bank PLC	4,000	6/15/20	2.48%	CPI	#	(125,962)

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	25

Portfolio of Investments

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$35,000	7/02/20	2.256%	CPI	#	$(67,123)
Barclays Bank PLC	1,500	8/04/20	2.3075%	CPI	#	(8,700)
Barclays Bank PLC	2,000	11/10/20	2.5%	CPI	#	(35,334)
Barclays Bank PLC	6,000	5/04/21	2.845%	CPI	#	(398,515)
Barclays Bank PLC	3,000	5/12/21	2.815%	CPI	#	(192,423)
Barclays Bank PLC	14,000	4/03/22	2.6625%	CPI	#	(626,560)
Barclays Bank PLC	16,700	10/05/22	2.765%	CPI	#	(624,907)
Barclays Bank PLC	5,400	3/06/27	2.695%	CPI	#	(152,485)
Citibank, NA	2,000	4/15/14	2.06%	CPI	#	(23,635)
Citibank, NA	10,000	5/04/16	2.71%	CPI	#	(494,575)
Citibank, NA	14,000	5/30/17	2.125%	CPI	#	(339,462)
Citibank, NA	11,500	6/21/17	2.1525%	CPI	#	(274,458)
Citibank, NA	22,000	7/02/18	2.084%	CPI	#	(72,538)
Citibank, NA	9,000	6/29/22	2.3975%	CPI	#	(145,692)
Citibank, NA	5,400	7/19/22	2.400%	CPI	#	(69,595)
Citibank, NA	4,000	8/10/22	2.55%	CPI	#	(95,225)
Citibank, NA	15,500	12/07/22	2.748%	CPI	#	(627,402)
Citibank, NA	47,000	5/24/23	2.533%	CPI	#	(858,235)
Citibank, NA	30,000	10/29/23	2.524%	CPI	#	(53,673)
Citibank, NA	15,800	2/08/28	2.940%	CPI	#	(768,336)
Deutsche Bank AG	16,300	6/30/14	1.998%	CPI	#	(241,538)
Deutsche Bank AG	14,200	7/21/14	2.155%	CPI	#	(293,756)
Deutsche Bank AG	11,000	6/20/21	2.655%	CPI	#	(542,192)
Deutsche Bank AG	9,800	9/07/21	2.400%	CPI	#	(168,704)
JPMorgan Chase Bank, NA	32,000	5/30/14	1.575%	CPI	#	(340,351)
JPMorgan Chase Bank, NA	1,000	7/29/20	2.305%	CPI	#	(6,440)
JPMorgan Chase Bank, NA	19,000	8/17/22	2.523%	CPI	#	(375,900)
JPMorgan Chase Bank, NA	1,400	6/30/26	2.890%	CPI	#	(91,029)
JPMorgan Chase Bank, NA	3,300	7/21/26	2.935%	CPI	#	(236,382)
JPMorgan Chase Bank, NA	2,400	10/03/26	2.485%	CPI	#	2,463
JPMorgan Chase Bank, NA	5,400	11/14/26	2.4875%	CPI	#	2,685
JPMorgan Chase Bank, NA	4,850	12/23/26	2.484%	CPI	#	14,250
JPMorgan Chase Bank, NA	21,350	2/20/28	2.899%	CPI	#	(917,728)
JPMorgan Chase Bank, NA	12,000	3/26/28	2.88%	CPI	#	(490,790)
Morgan Stanley Capital Services LLC	22,000	10/03/14	1.53%	CPI	#	66,362
Morgan Stanley Capital Services LLC	6,000	4/05/16	2.535%	CPI	#	(233,097)
Morgan Stanley Capital Services LLC	6,000	4/16/16	2.11%	CPI	#	(119,035)

26	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	$50,000	4/16/18	2.395%	CPI	#	$(1,403,819)
Morgan Stanley Capital Services LLC	2,000	10/14/20	2.37%	CPI	#	(9,302)
Morgan Stanley Capital Services LLC	13,000	5/23/21	2.68%	CPI	#	(659,851)
Morgan Stanley Capital Services LLC	10,000	4/16/23	2.69%	CPI	#	(344,355)
Morgan Stanley Capital Services LLC	5,000	8/15/26	2.885%	CPI	#	(307,035)

						$(14,128,372)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Variable rate coupon, rate shown as of October 31, 2013.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $12,478,860.

(c)	When-Issued or delayed delivery security.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of October 31, 2013, the Fund held 5.8% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CCD – Community College District

CFC – Customer Facility Charge

COP – Certificate of Participation

CPI – Consumer Price Index

EDA – Economic Development Agency

ETM – Escrowed to Maturity

GO – General Obligation

IDA – Industrial Development Authority/Agency

ISD – Independent School District

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring Financial Guaranty Insurance Company

PFC – Passenger Facility Charge

PUD – Public Utility District

RTA – Regional Transportation Authority

SD – School District

SRF – State Revolving Fund

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	27

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $914,523,456)	$912,082,975
Affiliated issuers (cost $4,287,023)	4,287,023
Interest and dividends receivable	11,984,002
Receivable for capital stock sold	4,427,404
Receivable for investment securities sold	95,000
Unrealized appreciation on inflation swaps	85,760

Total assets	932,962,164

Liabilities
Unrealized depreciation on inflation swaps	14,214,132
Payable for investment securities purchased	9,495,543
Payable for capital stock redeemed	1,044,285
Advisory fee payable	337,558
Distribution fee payable	86,378
Administrative fee payable	18,575
Transfer Agent fee payable	2,505
Accrued expenses	119,013

Total liabilities	25,317,989

Net Assets	$907,644,175

Composition of Net Assets
Capital stock, at par	$87,819
Additional paid-in capital	923,568,648
Undistributed net investment income	534,279
Accumulated net realized gain on investment transactions	22,282
Net unrealized depreciation on investments	(16,568,853)

$907,644,175

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$95,466,047	9,227,093	$10.35	*

C	$29,748,150	2,881,151	$10.33

Advisor	$179,620,026	17,351,848	$10.35

1	$419,572,743	40,627,234	$10.33

2	$183,237,209	17,731,269	$10.33

*	The maximum offering price per share for Class A shares was $10.67 which reflects a sales charge of 3.0%.

See notes to financial statements.

28	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2013

Investment Income
Interest	$14,393,997
Dividends—Affiliated issuers	14,113	$14,408,110

Expenses
Advisory fee (see Note B)	3,801,604
Distribution fee—Class A	305,870
Distribution fee—Class C	362,530
Distribution fee—Class 1	336,645
Transfer agency—Class A	42,422
Transfer agency—Class C	15,077
Transfer agency—Advisor Class	58,322
Transfer agency—Class 1	44
Transfer agency—Class 2	14
Custodian	199,925
Registration fees	103,628
Administrative	52,718
Audit	45,440
Legal	41,217
Printing	39,505
Directors’ fees	12,096
Miscellaneous	25,609

Total expenses	5,442,666
Less: expenses waived and reimbursed by the Adviser (see Note B)	(632,966)

Net expenses		4,809,700

Net investment income		9,598,410

Realized and Unrealized Gain (Loss) on Investment Transactions

Net realized gain (loss) on:
Investment transactions		(222,145)
Swaps		268,968
Net change in unrealized appreciation/depreciation of:
Investments		(20,286,394)
Swaps		(15,951,706)

Net loss on investment transactions		(36,191,277)

Net Decrease in Net Assets from Operations		$(26,592,867)

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	29

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,598,410	$6,011,004
Net realized gain on investment transactions	46,823	866,904
Net change in unrealized appreciation/depreciation of investments	(36,238,100)	17,188,927

Net increase (decrease) in net assets from operations	(26,592,867)	24,066,835
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,074,315)	(926,220)
Class C	(132,143)	(186,712)
Advisor Class	(1,802,696)	(1,102,559)
Class 1	(4,310,206)	(2,576,922)
Class 2	(2,053,393)	(1,029,039)
Net realized gain on investment transactions
Class A	(135,299)	(122,501)
Class C	(58,740)	(48,220)
Advisor Class	(140,734)	(91,970)
Class 1	(388,019)	(218,955)
Class 2	(156,157)	(83,342)
Capital Stock Transactions
Net increase	414,744,535	226,653,362

Total increase	377,899,966	244,333,757
Net Assets
Beginning of period	529,744,209	285,410,452

End of period (including undistributed net investment income of $534,279 and $308,622, respectively)	$907,644,175	$529,744,209

See notes to financial statements.

30	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of six portfolios currently in operation: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio, the Limited Duration High Income Portfolio and the Government Reserves Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. The Government Reserves Portfolio commenced operations on May 1, 2013. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Municipal Bond Inflation Strategy Portfolio (the “Strategy”). The Strategy offers Class A, Class B, Class C, Advisor Class, Class 1 and Class 2 shares. Class B shares are not publically offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class R, Class K and Class I shares have been authorized by the Strategy but are not currently being offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	31

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

32	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	33

Notes to Financial Statements

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of October 31, 2013:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$883,524,603		$1,406,832		$884,931,435
Corporates—Investment Grades		– 0	–	19,879,607		– 0	–	19,879,607
Agencies		– 0	–	5,971,977		– 0	–	5,971,977
Short-Term Investments:
Investment Companies		4,287,023		– 0	–	– 0	–	4,287,023
U.S. Treasury Bills		– 0	–	1,299,956		– 0	–	1,299,956

Total Investments in Securities		4,287,023		910,676,143		1,406,832		916,369,998
Other Financial Instruments*:
Assets:
Inflation (CPI) Swaps		– 0	–	85,760		– 0	–	85,760
Liabilities:
Inflation (CPI) Swaps		– 0	–	(14,214,132)		– 0	–	(14,214,132)

Total^		$4,287,023		$896,547,771		$1,406,832		$902,241,626

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Inflation (CPI) Swaps			Total
Balance as of 10/31/12	$896,677			$1,823,334		$2,720,011
Accrued discounts/(premiums)	(11,947)			– 0	–	(11,947)
Realized gain (loss)	1,470			– 0	–	1,470
Change in unrealized appreciation/depreciation	(82,433)			– 0	–	(82,433)
Purchases	1,453,065			– 0	–	1,453,065
Sales	(850,000)			– 0	–	(850,000)
Settlements	– 0	–		– 0	–	– 0	–
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(1,823,334)		(1,823,334)

Balance as of 10/31/13	$1,406,832		$	– 0	–	$1,406,832+

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/13*	$(66,072)		$	– 0	–	$(66,072)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimus transfers under 1% of net assets during the reporting period.

34	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	35

Notes to Financial Statements

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .80%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2014 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2013, such reimbursement amounted to $632,966.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended October 31, 2013, the reimbursement for such services amounted to $52,718.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for

36	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $26,015 for the year ended October 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $0 from the sale of Class A shares and received $36,212 and $10,174 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2013.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2013 is as follows:

Market Value October 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2013 (000)	Dividend Income (000)
$ 5,713	$402,991	$404,417	$4,287	$14

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amount of $278,047 and $1,184,660 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	37

Notes to Financial Statements

Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$544,455,444		$112,192,324
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Cost	$918,810,479

Gross unrealized appreciation	$9,191,889
Gross unrealized depreciation	(11,632,370)

Net unrealized depreciation	$(2,440,481)

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received

38	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended October 31, 2013, the Strategy held inflation (CPI) swaps for hedging purposes.

Documentation governing the Strategy’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of October 31, 2013, the Strategy had OTC derivatives with contingent features in net liability positions in the amount of $14,128,372. The fair value of assets pledged as collateral by the Strategy for such derivatives was $12,478,860. If a trigger event had occurred at October 31, 2013, for those derivatives in a net liability position, an amount of $1,649,512 would be required to be posted by the Strategy.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	39

Notes to Financial Statements

At October 31, 2013, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swaps	$85,760	Unrealized depreciation on inflation swaps	$14,214,132

Total		$85,760		$14,214,132

The effect of derivative instruments on the statement of operations for the year ended October 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$268,968	$(15,951,706)

Total		$268,968	$(15,951,706)

The following table represents the volume of the Strategy’s derivative transactions during the year ended October 30, 2013:

Inflation Swaps:
Average notional amount	$473,676,923

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

Class A
Shares sold	6,974,968	4,102,533	$74,440,982	$43,442,993

Shares issued in reinvestment of dividends and distributions	82,038	72,554	870,145	766,041

Shares redeemed	(5,212,924)	(3,029,718)	(54,662,914)	(31,985,941)

Net increase	1,844,082	1,145,369	$20,648,213	$12,223,093

40	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

Class C
Shares sold	1,146,689	1,433,167	$12,285,428	$15,136,166

Shares issued in reinvestment of dividends and distributions	14,045	17,757	149,967	186,685

Shares redeemed	(1,567,753)	(486,097)	(16,410,571)	(5,152,933)

Net increase (decrease)	(407,019)	964,827	$(3,975,176)	$10,169,918

Advisor Class
Shares sold	15,767,725	5,902,266	$167,340,611	$62,380,255

Shares issued in reinvestment of dividends and distributions	134,229	77,611	1,415,758	821,381

Shares redeemed	(6,488,992)	(2,103,271)	(67,633,418)	(22,379,392)

Net increase	9,412,962	3,876,606	$101,122,951	$40,822,244

Class 1
Shares sold	25,868,903	13,680,419	$274,285,379	$144,989,020

Shares issued in reinvestment of dividends and distributions	335,276	113,453	3,536,271	1,200,618

Shares redeemed	(7,488,984)	(2,741,573)	(78,946,564)	(29,072,156)

Net increase	18,715,195	11,052,299	$198,875,086	$117,117,482

Class 2
Shares sold	12,001,612	5,129,537	$128,058,638	$54,427,562

Shares issued in reinvestment of dividends and distributions	150,930	50,466	1,591,030	533,805

Shares redeemed	(2,994,419)	(815,266)	(31,576,207)	(8,640,742)

Net increase	9,158,123	4,364,737	$98,073,461	$46,320,625

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	41

Notes to Financial Statements

similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

Tax Risk—There is no guarantee that all of the Strategy’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Strategy by increasing taxes on that income. In such event, the Strategy’s NAV

42	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Strategy shares as investors anticipate adverse effects on the Strategy or seek higher yields to offset the potential loss of the tax deduction. As a result, the Strategy would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Strategy’s yield.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended October 31, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$714,057	$892,092
Long-term capital gains	631,579	14,487

Total taxable distributions	1,345,636	906,579
Tax exempt distributions	8,906,066	5,479,861

Total distributions paid	$10,251,702	$6,386,440

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	43

Notes to Financial Statements

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$559,068
Undistributed capital gains	22,282
Unrealized appreciation/(depreciation)	(16,568,853)

Total accumulated earnings/(deficit)	$(15,987,503	)(a)

(a)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of October 31, 2013, the Strategy did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized gain on investment transactions, or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

44	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,			January 26 2010(a) to October 31, 2010
	2013	2012	2011

Net asset value, beginning of period	$ 10.80	$ 10.32	$ 10.09	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.12	.14	.16	.11
Net realized and unrealized gain (loss) on investment transactions	(.44)	.50	.26	.06

Net increase (decrease) in net asset value from operations	(.32)	.64	.42	.17

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.14)	(.17)	(.08)
Distributions from net realized gain on investment transactions	(.02)	(.02)	(.02)	– 0	–

Total dividends and distributions	(.13)	(.16)	(.19)	(.08)

Net asset value, end of period	$ 10.35	$ 10.80	$ 10.32	$ 10.09

Total Return
Total investment return based on net asset value(d)	(2.98)%	6.22%	4.24%	1.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$95,466	$79,735	$64,342	$28,200
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80%	.80%	.80%	.80	%^
Expenses, before waivers/reimbursements	.91%	.95%	1.20%	2.15	%^
Net investment income(b)	1.10%	1.34%	1.57%	1.43	%^
Portfolio turnover rate	15%	10%	26%	1%

See footnote summary on page 49.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	45

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,			January 26 2010(a) to October 31, 2010
	2013	2012	2011

Net asset value, beginning of period	$ 10.78	$ 10.30	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04	.07	.09	.06
Net realized and unrealized gain (loss) on investment transactions	(.43)	.50	.25	.06

Net increase (decrease) in net asset value from operations	(.39)	.57	.34	.12

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.07)	(.10)	(.04)
Distributions from net realized gain on investment transactions	(.02)	(.02)	(.02)	– 0	–

Total dividends and distributions	(.06)	(.09)	(.12)	(.04)

Net asset value, end of period	$ 10.33	$ 10.78	$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(d)	(3.67)%	5.51%	3.45%	1.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,748	$35,436	$23,919	$11,804
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50	%^
Expenses, before waivers/reimbursements	1.61%	1.65%	1.91%	2.76	%^
Net investment income(b)	.41%	.64%	.87%	.78	%^
Portfolio turnover rate	15%	10%	26%	1%

See footnote summary on page 49.

46	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,				January 26 2010(a) to October 31, 2010
	2013		2012	2011

Net asset value, beginning of period	$ 10.81		$ 10.32	$ 10.10	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.15		.17	.19	.12
Net realized and unrealized gain (loss) on investment transactions	(.45)		.51	.25	.08

Net increase (decrease) in net asset value from operations	(.30)		.68	.44	.20

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.17)	(.20)	(.10)
Distributions from net realized gain on investment transactions	(.02)		(.02)	(.02)	– 0	–

Total dividends and distributions	(.16)		(.19)	(.22)	(.10)

Net asset value, end of period	$ 10.35		$ 10.81	$ 10.32	$ 10.10

Total Return
Total investment return based on net asset value(d)	(2.78	) %	6.64%	4.44%	1.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$179,620		$85,781	$41,924	$12,310
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50%		.50%	.50%	.50	%^
Expenses, before waivers/reimbursements	.61%		.65%	.88%	1.57	%^
Net investment income(b)	1.39%		1.63%	1.85%	1.81	%^
Portfolio turnover rate	15%		10%	26%	1%

See footnote summary on page 49.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Year Ended October 31,				January 26 2010(a) to October 31, 2010
	2013		2012	2011

Net asset value, beginning of period	$ 10.78		$ 10.30	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.14		.16	.17	.11
Net realized and unrealized gain (loss) on investment transactions	(.43)		.50	.27	.07

Net increase (decrease) in net asset value from operations	(.29)		.66	.44	.18

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.16)	(.20)	(.10)
Distributions from net realized gain on investment transactions	(.02)		(.02)	(.02)	– 0	–

Total dividends and distributions	(.16)		(.18)	(.22)	(.10)

Net asset value, end of period	$ 10.33		$ 10.78	$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(d)	(2.76	) %	6.45%	4.40%	1.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$419,573		$236,285	$111,857	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%		.60%	.60%	.60	%^
Expenses, before waivers/reimbursements	.67%		.74%	.92%	2.70	%^
Net investment income(b)	1.30%		1.54%	1.66%	1.38	%^
Portfolio turnover rate	15%		10%	26%	1%

See footnote summary on page 49.

48	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
				January 26 2010(a) to October 31,
	Year Ended October 31,
	2013	2012	2011	2010

Net asset value, beginning of period	$ 10.79	$ 10.31	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.15	.17	.17	.11
Net realized and unrealized gain (loss) on investment transactions	(.44)	.50	.28	.07

Net increase (decrease) in net asset value from operations	(.29)	.67	.45	.18

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.17)	(.20)	(.10)
Distributions from net realized gain on investment transactions	(.02)	(.02)	(.02)	0

Total dividends and distributions	(.17)	(.19)	(.22)	(.10)

Net asset value, end of period	$ 10.33	$ 10.79	$ 10.31	$ 10.08

Total Return
Total investment return based on net asset value(d)	(2.75)%	6.54%	4.54%	1.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$183,237	$92,507	$43,368	$10,044
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50%	.50%	.50%	.50%^
Expenses, before waivers/reimbursements	.57%	.64%	.85%	2.61%^
Net investment income(b)	1.39%	1.64%	1.77%	1.49%^
Portfolio turnover rate	15%	10%	26%	1%

(a)	Commencement of operations.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	49

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc. and Shareholders of the AllianceBernstein Municipal Bond Inflation Strategy Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Municipal Bond Inflation Strategy Portfolio (one of the portfolios constituting AllianceBernstein Bond Fund, Inc. (the “Fund”)), as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period January 26, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Municipal Bond Inflation Strategy Portfolio (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of three years in the period then ended and the period January 26, 2010 (commencement of operations) through October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 27, 2013

50	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Report of Independent Registered Public Accounting Firm

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Robert (Guy) B. Davidson III(2), Vice President	Wayne D. Godlin(2), Vice President Terrance T. Hults(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Michael G. Brooks, Robert “Guy” B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	51

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

52	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., ++, # Chairman of the Board 81 (1998)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	100	None

John H. Dobkin, # 71 (1998)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	53

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2008 until 2013

D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011, and Intel Corporation (semi-conductors) until 2008

54	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	55

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is also a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013

56	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 72 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	57

Management of the Fund

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

+	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act,” due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

58	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Michael G. Brooks 65	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Robert “Guy” B. Davidson III 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Wayne D. Godlin 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since December 2009. Prior thereto, he was an investment manager and a Managing Director of Van Kampen Asset Management with which he had been associated since prior to 2008.

Terrance T. Hults 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2008.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS,** with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	59

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Municipal Bond Inflation Strategy (the “Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the

1	The Senior Officer’s fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

60	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Strategy pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Strategy	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/13 ($MM)
Municipal Bond Inflation Strategy	High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$896.5

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s fiscal year ended October 31, 2012, the Adviser received $81,271 (0.02% of the Strategy’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. In addition, set forth below are the Strategy’s gross expense ratios for the most recent semi-annual period:5

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6]	Fiscal Year End
Municipal Bond Inflation Strategy	Advisor Class A Class C Class 1 Class 2	0.50 0.80 1.50 0.60 0.50	% % % % %	0.60% 0.90% 1.60% 0.69% 0.59%	October 31 (ratio as of April 30, 2013)

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	61

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.7 However, with respect to the Strategy, the Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment styles as the Strategy.

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

62	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategy.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)9 and the Strategy’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Municipal Bond Inflation Strategy	0.500	0.500	7/15

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Lipper peer group.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	63

Strategy	Total Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Municipal Bond Inflation Strategy	0.806	0.857	5/15	0.750	29/43

Based on this analysis, the Strategy has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s most recently completed fiscal year, ABI received from the Portfolio $1,300, $692,650 and $44,319 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

12	Most recently completed fiscal year Class A share total expense ratio.

64	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $18,013 in fees from the Strategy.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	65

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics.14 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1 and 3 year performance return and rankings of the Strategy16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended July 31, 2013.18

Municipal Bond Inflation Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-2.31	-1.90	-1.84	13/15	37/46
3 year	2.66	2.83	2.99	11/15	29/39

13	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

14	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

16	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper.

17	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a Strategy in/from a PU are somewhat different from that of an EU.

18	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

66	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Set forth below are the 1, 3 year and since inception net performance returns of the Strategy (in bold)19 versus its benchmark.20 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending July 31, 2013 Annualized Performance
			Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)		Volatility (%)	Sharpe (%)
Municipal Bond Inflation Strategy	-2.31	2.66	2.34	3.12	0.81	3
Barclays Capital 1-10yr TIPS Index	-3.26	3.60	3.68	3.71	0.93	3
Inception Date: January 26, 2010

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

19	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

20	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2013.

21	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be viewed as better performing than a strategy with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	67

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

68	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MBIS-0151-1013

ANNUAL REPORT

AllianceBernstein

Real Asset Strategy

October 31, 2013

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 11, 2013

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Real Asset Strategy (the “Strategy”) for the annual reporting period ended October 31, 2013.

Investment Objective and Policies

The Strategy’s investment objective is to maximize real return. Real return is the rate of return after adjusting for inflation.

The Strategy pursues an aggressive investment strategy involving a variety of asset classes. The Strategy invests primarily in instruments that AllianceBernstein L.P. (the “Adviser”) expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Strategy expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation-protected fixed-income securities, such as Treasury Inflation-Protected Securities (“TIPS”) and similar bonds issued by governments outside of the U.S., commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infrastructure-related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies. The Strategy expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Strategy will seek inflation protection from investments around the globe, both in developed and emerging market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation, and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Strategy. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps. The Strategy anticipates that its investments, other than its investments in inflation-protected securities, will focus roughly equally on commodity-related equity securities, commodities and commodity derivatives, and real estate equity securities to provide a balance between expected return and inflation protection. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Strategy’s investments in real estate equity securities will include real estate investment trusts (“REITs”), other real estate-related securities, and infrastructure-related securities.

The Strategy will invest in both U.S. and non-U.S. dollar-denominated equity or fixed-income securities. The Strategy may invest in currencies for hedging or for investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Strategy does

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	1

not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in U.S. dollar-denominated securities although it may hedge the exposure under certain circumstances. The Strategy may invest significantly, to the extent permitted by applicable law, in derivatives such as options, futures, forwards, swaps or structured notes. The Strategy intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Strategy may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Strategy will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly owned subsidiary of the Strategy organized under the laws of the Cayman

Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Strategy except that the Subsidiary, unlike the Strategy, may invest, without limitation, in commodities and commodities-related instruments. The Strategy will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Strategy limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Strategy with commodity exposure within the limitations of federal tax requirements that apply to the Strategy. The Strategy is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 6 shows the Strategy’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net), for the six- and 12-month periods ended October 31, 2013.

For both periods, all share classes of the Strategy underperformed the benchmark. For the 12-month period, underperformance was driven primarily by the Strategy’s allocation to commodity futures, partially offset by the Strategy’s allocation to real estate stocks. Tactical asset allocation decisions detracted from relative performance. “Bottom-up” decisions contributed positively to relative

2	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

performance, but only partially offset the negative impact from tactical asset allocation decisions. For the six-month period, underperformance was driven primarily by strategic allocations to real estate stocks and commodity futures, both of which posted negative absolute returns when commodity stocks were positive. Tactical asset allocation and “bottom-up” decisions contributed positively to relative performance.

The Strategy utilized derivatives including inflation swaps and purchased options for hedging purposes, which had an immaterial impact on performance during the six-month period, and detracted for the 12-month period; interest rate swaps for investment purposes, which had an immaterial impact for the six-month period and added to returns for the 12-month period; total return swaps for investment purposes, which detracted for both periods; Treasury futures for hedging and investment purposes, which added to returns for both periods; currency forwards for hedging and investment purposes, which had an immaterial impact during both periods; and written options for hedging purposes, which detracted from returns during the six-month periods, and had an immaterial impact during the 12-month period.

Market Review and Investment Strategy

Falling expectations for U.S. inflation and for Chinese growth hurt real assets generally over the six- and 12-month periods ended October 31, 2013. Inflation-sensitive real assets tend to underperform diversified equities in periods of falling inflation expectations. Commodity-related assets can have additional exposure to the Chinese growth outlook. The outlook for both U.S. inflation and Chinese growth have been on a downward trajectory over the past year or more, contributing to the underperformance of most types of real assets.

The Real Asset Strategy Team (the “Team”) kept the strategic allocation to real estate below neutral during both periods, while at times overweighting commodity stocks to maintain a neutral risk exposure and at other times allowing the risk exposure to drop below neutral. As the stretched real estate valuations that prompted the underweight began to normalize mid-year, the Team began to move the real estate weighting back towards neutral. The Team also added direct exposure to changes in inflation expectations as these expectations became unusually depressed.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI AC World Commodity Producers Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Strategy to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. The Strategy invests in derivatives and securities involving substantial market and credit risk, which tend to involve greater liquidity risk.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Strategy is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Strategy and are subject to the same risks that apply to similar investments if held directly by the Strategy. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Strategy wholly owns and controls the Subsidiary, and the Strategy and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Strategy or its shareholders.

Real Estate Risk: The Strategy’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk: The Strategy may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Strategy’s NAV.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Investors should consider the investment objectives, risks, charges and expenses of the Strategy carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com. For Class 1 shares, Click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs, and Shareholder Reports”. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum frontend sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2013 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Real Asset Strategy
Class 1*	-1.17%	-0.19%

Class 2*	-1.06%	0.05%

Class A	-1.25%	-0.27%

Class C	-1.62%	-0.92%

Advisor Class†	-1.07%	0.12%

Class R†	-1.34%	-0.47%

Class K†	-1.16%	-0.19%

Class I†	-1.07%	0.04%

MSCI AC World Commodity Producers Index (net)	5.85%	3.18%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

3/8/10* TO 10/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Asset Strategy’s Class A shares (from 3/8/10* to 10/31/13) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 3/8/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2013 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	-0.19%	-0.19%
Since Inception†	4.55%	4.55%

Class 2 Shares*
1 Year	0.05%	0.05%
Since Inception†	4.80%	4.80%

Class A Shares
1 Year	-0.27%	-4.49%
Since Inception†	4.52%	3.29%

Class C Shares
1 Year	-0.92%	-1.89%
Since Inception†	3.76%	3.76%

Advisor Class Shares‡
1 Year	0.12%	0.12%
Since Inception†	4.81%	4.81%

Class R Shares‡
1 Year	-0.47%	-0.47%
Since Inception†	4.28%	4.28%

Class K Shares‡
1 Year	-0.19%	-0.19%
Since Inception†	4.56%	4.56%

Class I Shares‡
1 Year	0.04%	0.04%
Since Inception†	4.81%	4.81%

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.21%, 0.96%, 1.28%, 1.99%, 0.99%, 1.64%, 1.35% and 0.98% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios (exclusive of interest expense) to 1.00%, 0.75%, 1.05%, 1.75%, 0.75%, 1.25%, 1.00% and 0.75% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through January 31, 2014 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

†	Inception date: 3/8/2010.

‡	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2013 (unaudited)
SEC Returns (reflects applicable sales charges)

Class 1 Shares*
1 Year	-2.77%
Since Inception†	4.18%

Class 2 Shares*
1 Year	-2.59%
Since Inception†	4.42%

Class A Shares
1 Year	-6.99%
Since Inception†	2.90%

Class C Shares
1 Year	-4.45%
Since Inception†	3.40%

Advisor Class Shares‡
1 Year	-2.54%
Since Inception†	4.42%

Class R Shares‡
1 Year	-3.03%
Since Inception†	3.91%

Class K Shares‡
1 Year	-2.76%
Since Inception†	4.19%

Class I Shares‡
1 Year	-2.54%
Since Inception†	4.44%

*	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†	Inception date: 3/8/2010.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy. The inception date for these share classes is listed above.

See Disclosures, Risks and Historical Performance on pages 4-5.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$987.50	$5.26	1.05%
Hypothetical**	$1,000	$1,019.91	$5.35	1.05%
Class C
Actual	$1,000	$983.80	$8.75	1.75%
Hypothetical**	$1,000	$1,016.38	$8.89	1.75%
Advisor Class
Actual	$1,000	$989.30	$3.76	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%
Class R
Actual	$1,000	$986.60	$6.26	1.25%
Hypothetical**	$1,000	$1,018.90	$6.36	1.25%
Class K
Actual	$1,000	$988.40	$5.01	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class I
Actual	$1,000	$989.30	$3.76	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%
Class 1
Actual	$1,000	$988.30	$5.01	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%
Class 2
Actual	$1,000	$989.40	$3.76	0.75%
Hypothetical**	$1,000	$1,021.37	$3.82	0.75%
*	Expenses are equal to the Strategy’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Expense Example

PORTFOLIO SUMMARY

October 31, 2013 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $584.4

*	All data are as of October 31, 2013. The Strategy breakdown is expressed as an approximate percentage of the Strategy’s net assets inclusive of derivative exposure, based on the Advisor’s internal classification guidelines.

**	The Strategy’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	11

Portfolio Summary

TEN LARGEST EQUITY HOLDINGS*

October 31, 2013 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Exxon Mobil Corp.	$19,833,264	3.4%
Royal Dutch Shell PLC	13,768,137	2.4
Chevron Corp.	12,191,535	2.1
Rio Tinto PLC	8,086,917	1.4
BHP Billiton Ltd.	7,548,300	1.3
BP PLC	7,491,377	1.3
Total SA	6,687,409	1.1
Simon Property Group, Inc.	5,718,504	1.0
Vale SA	5,466,882	0.9
Petroleo Brasileiro SA	5,424,554	0.9
	$92,216,879	15.8%

*	Long-term investments.

12	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Ten Largest Equity Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2013

Company	Shares	U.S. $ Value

COMMON STOCKS – 63.3%
Energy – 22.8%
Coal & Consumable Fuels – 0.2%
Adaro Energy Tbk PT	741,200	$67,008
Cameco Corp.	7,220	137,039
China Coal Energy Co., Ltd. – Class H	117,680	72,060
China Shenhua Energy Co., Ltd. – Class H	229,800	697,542
Consol Energy, Inc.	4,200	153,300
Exxaro Resources Ltd.	5,900	90,355
Indo Tambangraya Megah Tbk PT	26,700	70,796
Peabody Energy Corp.	5,000	97,400

		1,385,500

Integrated Oil & Gas – 16.3%
BG Group PLC	264,410	5,393,876
BP PLC	965,060	7,491,377
Chevron Corp.	101,630	12,191,535
China Petroleum & Chemical Corp. – Class H	3,265,350	2,643,326
ENI SpA	199,160	5,056,060
Exxon Mobil Corp.	221,304	19,833,264
Gazprom OAO (Sponsored ADR)	517,980	4,832,754
Hess Corp.	21,040	1,708,448
Imperial Oil Ltd.	6,100	266,372
LUKOIL OAO (London) (Sponsored ADR)	10,494	687,042
MOL Hungarian Oil and Gas PLC	3,500	239,308
OMV AG	6,400	305,297
Origin Energy Ltd.	23,000	317,963
PetroChina Co., Ltd. – Class H	386,600	440,253
Petroleo Brasileiro SA	77,436	673,220
Petroleo Brasileiro SA (ADR)	151,450	2,639,773
Petroleo Brasileiro SA (Preference Shares)	77,000	698,168
Petroleo Brasileiro SA (Sponsored ADR)	77,830	1,413,393
Polskie Gornictwo Naftowe i Gazownictwo SA	195,400	359,385
PTT PCL	82,700	842,278
Repsol SA	15,600	418,249
Rosneft OAO (GDR)(a)	58,803	464,250
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	206,136	6,866,566
Royal Dutch Shell PLC – Class A	85,968	2,863,147
Royal Dutch Shell PLC – Class B	116,650	4,038,424
Sasol Ltd.	10,000	510,978
Statoil ASA	54,260	1,283,856
Suncor Energy, Inc. (Toronto)	119,310	4,335,736
Surgutneftegas OAO (Sponsored ADR)	6,150	53,812
Total SA	108,999	6,687,409

		95,555,519

Oil & Gas Drilling – 0.4%
Diamond Offshore Drilling, Inc.	10,620	657,697
Helmerich & Payne, Inc.	7,410	574,645
Odfjell Drilling Ltd.(b)	83,240	587,275
Seadrill Ltd.	12,390	577,622

		2,397,239

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	13

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Oil & Gas Equipment & Services – 0.7%
Aker Solutions ASA	50,550	$698,378
Halliburton Co.	23,210	1,230,826
Schlumberger Ltd.	20,380	1,910,014

		3,839,218

Oil & Gas Exploration & Production – 5.0%
Anadarko Petroleum Corp.	31,350	2,987,342
Apache Corp.	8,400	745,920
ARC Resources Ltd.	5,300	140,703
Athabasca Oil Corp.(b)	29,000	180,789
Baytex Energy Corp.	3,130	130,646
Bonavista Energy Corp.	12,000	138,455
Cabot Oil & Gas Corp.	25,060	885,119
Canadian Natural Resources Ltd.	23,500	745,806
Canadian Oil Sands Ltd.	8,900	173,450
Chesapeake Energy Corp.	12,100	338,316
Cimarex Energy Co.	12,280	1,293,698
CNOOC Ltd.	374,200	759,200
Cobalt International Energy, Inc.(b)	4,700	109,087
Concho Resources, Inc.(b)	1,800	199,098
ConocoPhillips	26,400	1,935,120
Continental Resources, Inc./OK(b)	2,000	227,800
Crescent Point Energy Corp.	7,900	306,787
Denbury Resources, Inc.(b)	7,200	136,728
Devon Energy Corp.	7,040	445,069
DNO International ASA(b)	272,950	771,341
EnCana Corp.	13,500	241,864
Energen Corp.	287	22,478
Enerplus Corp.	12,900	222,578
EOG Resources, Inc.	15,810	2,820,504
EQT Corp.	2,700	231,147
Inpex Corp.	16,000	184,832
Kunlun Energy Co., Ltd.	79,200	129,764
Lundin Petroleum AB(b)	31,940	658,227
Marathon Oil Corp.	16,150	569,449
Murphy Oil Corp.	17,059	1,028,998
Noble Energy, Inc.	23,600	1,768,348
NovaTek OAO (Sponsored GDR)(a)	1,700	238,850
Occidental Petroleum Corp.	51,610	4,958,689
Pioneer Natural Resources Co.	2,900	593,862
PTT Exploration & Production PCL	48,500	262,562
Range Resources Corp.	3,000	227,130
Santos Ltd.	17,300	247,598
Southwestern Energy Co.(b)	6,400	238,208
Talisman Energy, Inc.	18,900	235,650
Tatneft OAO (Sponsored ADR)	6,500	267,215
Tourmaline Oil Corp.(b)	3,800	147,350
Tullow Oil PLC	16,600	250,912
Vermilion Energy, Inc.	2,300	126,421
Whiting Petroleum Corp.(b)	2,400	160,536
Woodside Petroleum Ltd.	14,400	527,903

		29,011,549

14	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Oil & Gas Refining & Marketing – 0.2%
Valero Energy Corp.	26,810	$1,103,768

		133,292,793

Materials – 12.3%
Aluminum – 0.1%
Alcoa, Inc.	30,910	286,536
Alumina Ltd.(b)	101,600	98,783
Aluminum Corp. of China Ltd.(b)	390,800	144,511
Norsk Hydro ASA	33,540	149,681

		679,511

Commodity Chemicals – 0.2%
LyondellBasell Industries NV – Class A	18,660	1,392,036

Diversified Metals & Mining – 5.8%
Anglo American PLC	50,280	1,195,486
Antofagasta PLC	29,300	400,442
BHP Billiton Ltd.	213,510	7,548,300
BHP Billiton PLC	76,170	2,350,490
Dowa Holdings Co., Ltd.	61,000	575,703
First Quantum Minerals Ltd.	25,300	479,964
Freeport-McMoRan Copper & Gold, Inc.	87,461	3,215,066
Glencore Xstrata PLC(b)	622,696	3,388,847
Grupo Mexico SAB de CV	137,600	436,089
KGHM Polska Miedz SA	8,900	359,311
Minera Frisco SAB de CV(b)	131,200	336,868
MMC Norilsk Nickel OJSC (ADR)	106,775	1,616,573
Rio Tinto Ltd.	15,410	927,253
Rio Tinto PLC	159,820	8,086,917
Southern Copper Corp.	13,600	380,120
Sumitomo Metal Mining Co., Ltd.	25,000	346,265
Teck Resources Ltd.	90,450	2,420,328
Turquoise Hill Resources Ltd.(b)	20,200	97,450

		34,161,472

Fertilizers & Agricultural Chemicals – 1.4%
Agrium, Inc.	12,362	1,055,213
CF Industries Holdings, Inc.	900	194,040
Israel Chemicals Ltd.	110,390	912,626
Israel Corp., Ltd. (The)(b)	300	150,950
K&S AG	3,000	76,229
Monsanto Co.	32,980	3,458,943
Mosaic Co. (The)	5,700	261,345
Potash Corp. of Saskatchewan, Inc.	30,760	955,857
Syngenta AG	1,600	645,786
Yara International ASA	8,800	378,992

		8,089,981

Forest Products – 0.1%
Duratex SA	82,300	511,266

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	15

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Gold – 1.1%
AngloGold Ashanti Ltd.	13,187	$199,314
Barrick Gold Corp.	55,820	1,085,724
Cia de Minas Buenaventura SAA (ADR) – Class B	12,400	179,800
Franco-Nevada Corp.	6,000	269,947
Gold Fields Ltd.	15,900	73,608
Goldcorp, Inc.	89,720	2,285,487
Kinross Gold Corp.	52,900	268,901
Koza Altin Isletmeleri AS	33,160	586,574
New Gold, Inc.(b)	36,540	214,477

Newcrest Mining Ltd.	20,100	194,903
Newmont Mining Corp.	16,200	441,612
Randgold Resources Ltd.	2,900	215,069
Real Gold Mining Ltd.(b)(c)(d)	124,500	2
Yamana Gold, Inc.	18,262	181,105

		6,196,523

Paper Products – 0.4%
Fibria Celulose SA(b)	14,000	181,546
International Paper Co.	7,900	352,419
Mondi PLC	57,610	1,028,680
Nine Dragons Paper Holdings Ltd.	111,600	91,936
OJI Holdings Corp.	28,000	127,961
Sappi Ltd.(b)	109,650	322,874
Stora Enso Oyj – Class R	17,500	162,503
UPM-Kymmene Oyj	9,600	152,422

		2,420,341

Precious Metals & Minerals – 0.3%
Anglo American Platinum Ltd.(b)	3,800	153,616
Dominion Diamond Corp.(b)	29,500	397,070
Fresnillo PLC	4,900	76,600
Industrias Penoles SAB de CV	5,800	168,404
North American Palladium Ltd.(b)	519,030	456,746
Silver Wheaton Corp.	12,200	276,845

		1,529,281

Specialty Chemicals – 0.4%
Johnson Matthey PLC	13,420	645,815
Koninklijke DSM NV	19,248	1,455,006

		2,100,821

Steel – 2.5%
ArcelorMittal (Euronext Amsterdam)	37,561	591,609
Bradespar SA	8,100	96,278
Cia Siderurgica Nacional SA	25,800	140,390
Commercial Metals Co.	66,380	1,218,737
Daido Steel Co., Ltd.	18,200	104,657
Eregli Demir ve Celik Fabrikalari TAS	43,825	60,595
Fortescue Metals Group Ltd.	58,300	285,926
Fosun International Ltd.	170,900	164,929

16	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Gerdau SA	36,200	$285,658
Hitachi Metals Ltd.	10,000	134,656
Hyundai Hysco Co., Ltd.	1,500	59,381
Hyundai Steel Co.	3,000	247,014
Industrias CH SAB de CV(b)	19,322	94,809
JFE Holdings, Inc.	71,772	1,631,714
Kobe Steel Ltd.(b)	88,300	155,970
Kumba Iron Ore Ltd.	4,000	167,281
Maruichi Steel Tube Ltd.	2,800	68,376
Metalurgica Gerdau SA (Preference Shares)	9,400	95,798
Nippon Steel & Sumitomo Metal Corp.	274,495	905,985
Nucor Corp.	11,860	613,992
POSCO	2,421	722,768
Severstal OAO (GDR)(a)	11,612	101,373
Ternium SA (Sponsored ADR)	23,090	602,187
ThyssenKrupp AG(b)	13,600	346,981
Usinas Siderurgicas de Minas Gerais SA (Preference Shares) – Class A(b)	22,600	119,447
Vale SA	47,253	751,344
Vale SA (Preference Shares)	69,633	1,019,231
Vale SA (Sponsored ADR) (Local Preference Shares)	252,480	3,696,307
Voestalpine AG	5,800	273,618

		14,757,011

		71,838,243

Equity: Other – 11.3%
Diversified/Specialty – 9.4%
Acucap Properties Ltd.	32,754	153,490
Agung Podomoro Land Tbk PT	547,000	13,562
Alam Sutera Realty Tbk PT	894,900	48,257
Alexander’s, Inc.	500	160,880
Alexandria Real Estate Equities, Inc.	2,250	148,005
American Assets Trust, Inc.	2,100	69,909
ANF Immobilier	2,650	79,481
Armada Hoffler Properties, Inc.	62,361	599,913
Artis Real Estate Investment Trust	8,200	113,407
Australand Property Group	168,100	592,497
Ayala Land, Inc.	1,026,360	698,715
Azrieli Group	1,386	44,438
Beni Stabili SpA	36,700	25,123
BioMed Realty Trust, Inc.	6,100	121,512
British Land Co. PLC	186,927	1,864,298
Bumi Serpong Damai PT	494,600	68,610
Buzzi Unicem SpA	35,860	620,859
CA Immobilien Anlagen AG(b)	3,100	47,142
Canadian Real Estate Investment Trust	2,150	87,575
Capital Property Fund	288,800	307,823
CapitaLand Ltd.	81,400	203,947
Central Pattana PCL	89,771	138,442
Chambers Street Properties	147,550	1,376,641

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	17

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Cheung Kong Holdings Ltd.	73,000	$1,141,925
Ciputra Property Tbk PT	189,600	13,235
Ciputra Surya Tbk PT	96,200	19,354
City Developments Ltd.	18,900	156,440
Cofinimmo	5,920	715,054
Corrections Corp. of America	31,220	1,155,140
Country Garden Holdings Co., Ltd.	1,916,670	1,319,263
Daejan Holdings PLC	50	3,325
Dexus Property Group	594,404	609,158
DIC Asset AG	1,200	13,251
Digital Realty Trust, Inc.	18,450	879,327
Duke Realty Corp.	10,150	168,186
Dundee Real Estate Investment Trust	24,750	686,254
DuPont Fabros Technology, Inc.	6,400	159,040
Eastern & Oriental Bhd	44,400	28,262
Eurobank Properties Real Estate Investment Co.(b)	2,950	36,128
Evergrande Real Estate Group Ltd.	1,437,250	608,236
F&C Commercial Property Trust Ltd.	7,300	13,753
Fastighets AB Balder(b)	2,300	20,289
Fibra Uno Administracion SA de CV	197,320	610,989
Fonciere Des Regions	1,000	85,641
Forest City Enterprises, Inc.(b)	7,650	154,989
Franshion Properties China Ltd.	318,850	111,175
Gecina SA	700	93,412
Geo Group, Inc. (The)	32,470	1,145,217
Globe Trade Centre SA(b)	14,300	36,939
GPT Group	94,860	330,614
Granite Real Estate Investment Trust	850	29,528
Greentown China Holdings Ltd.	68,900	133,604
Growthpoint Properties Ltd.	281,240	715,161
Guangzhou R&F Properties Co., Ltd.	73,500	128,774
Hamborner REIT AG	1,100	10,940
Hang Lung Properties Ltd.	72,000	237,105
Helbor Empreendimentos SA	11,330	45,164
Helical Bar PLC	2,100	10,101
Henderson Land Development Co., Ltd.	81,210	480,019
Hopson Development Holdings Ltd.(b)	77,600	95,167
Hui Xian Real Estate Investment Trust	367,150	233,742
Hulic Co., Ltd.	9,500	151,167
Hysan Development Co., Ltd.	40,000	187,370
ICADE	12,510	1,150,664
IJM Land Bhd	27,700	24,545
IMMOFINANZ AG(b)	31,050	135,986
Intiland Development Tbk PT	551,500	18,074
Is Gayrimenkul Yatirim Ortakligi AS	23,205	16,698
Japan Hotel REIT Investment Corp.	1,351	637,370
Kawasan Industri Jababeka Tbk PT	1,076,591	23,349
Kennedy-Wilson Holdings, Inc.	34,910	699,596
Keppel Land Ltd.	43,000	128,194
Kerry Properties Ltd.	41,000	178,327

18	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Kiwi Income Property Trust	21,200	$19,164
KLCC Property Holdings Bhd	34,800	71,132
Klovern AB	4,600	20,403
Kungsleden AB	2,800	20,566
Land Securities Group PLC	135,011	2,140,208
Lend Lease Group	56,540	609,720
Lexington Realty Trust	11,500	134,550
Lippo Karawaci Tbk PT(b)	1,353,600	135,539
Londonmetric Property PLC	11,300	23,341
Longfor Properties Co., Ltd.	76,700	125,350
LPN Development PCL	536,599	377,559
Mapletree Commercial Trust	641,040	648,559
Mapletree Greater China Commercial Trust(a)(b)	28,000	20,699
Megaworld Corp.	1,048,900	93,060
Mexico Real Estate Management SA de CV(b)	358,610	658,003
Mingfa Group International Co., Ltd.(b)	314,608	85,197
Mitchells & Butlers PLC(b)	82,890	532,463
Mitsubishi Estate Co., Ltd.	137,600	3,932,554
Mitsui Fudosan Co., Ltd.	121,400	4,021,484
Mobimo Holding AG(b)	200	41,880
Morguard Real Estate Investment Trust	1,850	30,164
Mucklow A & J Group PLC	1,400	10,676
New World China Land Ltd.	424,700	233,734
New World Development Co., Ltd.	484,200	671,092
Nomura Real Estate Holdings, Inc.	3,900	98,676
Nomura Real Estate Master Fund, Inc.	100	102,443
Orco Property Group(b)	6,100	18,388
Pakuwon Jati Tbk PT	853,900	23,431
Poly Property Group Co., Ltd.	190,800	117,470
Pruksa Real Estate PCL	90,600	64,912
Quintain Estates & Development PLC(b)	7,300	11,354
Redefine Properties Ltd.	179,900	184,582
Regal Entertainment Group – Class A	60,570	1,151,436
Resilient Property Income Fund Ltd.	18,900	103,549
Robinsons Land Corp.	77,397	40,600
Royal Mail PLC(b)	12,387	111,223
SA Corporate Real Estate Fund Nominees Pty Ltd.	234,160	93,536
Schroder Real Estate Investment Trust Ltd.	12,600	9,775
Sekisui House SI Investment Co.	56	282,136
Sentul City Tbk PT(b)	1,035,850	19,725
Shui On Land Ltd.	96,700	33,602
Sino Land Co., Ltd.	166,000	232,814
Soho China Ltd.	126,500	111,051
SP Setia Bhd	65,000	63,238
Spirit Realty Capital, Inc.	28,515	298,267
Sponda Oyj	17,450	90,427
ST Modwen Properties PLC	1,800	10,166
Sumitomo Realty & Development Co., Ltd.	58,700	2,777,475

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Summarecon Agung Tbk PT	717,800	$66,745
Sun Hung Kai Properties Ltd.	191,506	2,503,546
Suntec Real Estate Investment Trust	119,000	163,789
Supalai PCL	1,457,750	828,986
Swire Properties Ltd.	380,900	1,031,712
TAG Immobilien AG	1,650	19,931
Tebrau Teguh Bhd(b)	56,900	24,341
Tecnisa SA(b)	9,900	41,099
Tokyu REIT, Inc.	90	556,102
Top REIT, Inc.	74	345,312
Unite Group PLC	1,540	9,789
United Urban Investment Corp.	150	228,935
UOL Group Ltd.	182,734	967,186
Vornado Realty Trust	7,830	697,340
Wallenstam AB	4,800	66,561
Washington Real Estate Investment Trust	5,800	152,018
Wereldhave Belgium NV	200	22,674
WHA Corp. PCL	13,500	16,699
Wharf Holdings Ltd.	253,000	2,138,842
Wheelock & Co., Ltd.	112,000	573,015
Wihlborgs Fastigheter AB	5,450	94,000
WP Carey, Inc.	1,850	123,229
Yuexiu Property Co., Ltd.	455,000	126,832

		54,875,823

Health Care – 1.6%
Chartwell Retirement Residences	64,580	663,979
First Real Estate Investment Trust	23,400	20,866
HCP, Inc.	29,470	1,223,005
Health Care REIT, Inc.	17,740	1,150,439
Healthcare Realty Trust, Inc.	5,950	142,860
LTC Properties, Inc.	34,520	1,361,814
Medical Properties Trust, Inc.	114,790	1,496,862
National Health Investors, Inc.	2,700	168,804
Omega Healthcare Investors, Inc.	49,220	1,636,073
Primary Health Properties PLC	1,540	8,000
Senior Housing Properties Trust	5,950	146,608
Ventas, Inc.	19,100	1,246,083

		9,265,393

Triple Net – 0.3%
EPR Properties	2,700	138,699
National Retail Properties, Inc.	14,950	514,280
Realty Income Corp.	24,790	1,032,504

		1,685,483

		65,826,699

Retail – 5.6%
Regional Mall – 2.0%
BR Malls Participacoes SA	63,840	616,691
CapitaMall Trust	83,000	134,808
CBL & Associates Properties, Inc.	5,200	103,012

20	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

CFS Retail Property Trust Group	138,450	$270,960
General Growth Properties, Inc.	41,720	885,716
Glimcher Realty Trust	14,700	150,675
Macerich Co. (The)	4,300	254,603
Multiplan Empreendimentos Imobiliarios SA	19,580	459,652
Pennsylvania Real Estate Investment Trust	3,500	63,455
Simon Property Group, Inc.	37,001	5,718,504
Taubman Centers, Inc.	2,000	131,580
Westfield Group	274,375	2,807,815

		11,597,471

Shopping Center/Other Retail – 3.6%
Acadia Realty Trust	6,300	168,021
Aeon Mall Co., Ltd.	45,300	1,286,562
Aliansce Shopping Centers SA	27,700	268,809
Atrium European Real Estate Ltd.(b)	16,150	96,613
Calloway Real Estate Investment Trust	4,450	107,126
Capital & Counties Properties PLC	37,570	208,954
CapitaMalls Asia Ltd.	75,000	121,798
CapitaMalls Malaysia Trust	56,600	27,084
Charter Hall Retail REIT	11,150	42,570
Citycon Oyj	9,200	32,797
Cole Real Estate Investment, Inc.	139,950	1,987,290
Corio NV	4,170	181,522
Crombie Real Estate Investment Trust	2,700	34,312
DDR Corp.	68,780	1,165,821
Deutsche Euroshop AG	3,340	148,485
Development Securities PLC	3,100	11,621
Equity One, Inc.	6,250	150,687
Eurocommercial Properties NV	3,750	159,335
Federal Realty Investment Trust	2,050	212,380
Federation Centres Ltd.	293,430	688,635
First Capital Realty, Inc.	6,450	112,093
Fountainhead Property Trust	94,775	72,924
Frontier Real Estate Investment Corp.	58	579,527
Fukuoka REIT Co.	35	288,774
Hammerson PLC	22,750	192,777
Hyprop Investments Ltd.	54,400	403,174
IGB Real Estate Investment Trust	225,200	85,618
Iguatemi Empresa de Shopping Centers SA	4,700	54,024
Inland Real Estate Corp.	60,670	648,562
Intu Properties PLC	42,600	234,952
Japan Retail Fund Investment Corp.	406	822,281

Kimco Realty Corp.	12,850	276,018
Kite Realty Group Trust	99,060	633,984
Klepierre	26,890	1,206,049
Link REIT (The)	107,923	544,310
Mercialys SA	2,060	44,402
Pavilion Real Estate Investment Trust	73,150	31,290
Ramco-Gershenson Properties Trust	41,970	682,432
Regency Centers Corp.	2,900	149,814

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	21

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Renhe Commercial Holdings Co., Ltd.(b)	1,952,700	$109,859
RioCan Real Estate Investment Trust	19,221	469,165
Shaftesbury PLC	28,040	266,999
SM Prime Holdings, Inc.	491,100	217,545
Sonae Sierra Brasil SA	3,700	37,162
Tanger Factory Outlet Centers	4,350	151,597
Unibail-Rodamco SE	14,215	3,713,937
Vastned Retail NV	12,490	577,193
Weingarten Realty Investors	3,450	109,469
Westfield Retail Trust	574,110	1,674,985

		21,491,338

		33,088,809

Residential – 4.9%
Multi-Family – 4.2%
Advance Residence Investment Corp.	266	602,215
Agile Property Holdings Ltd.	105,690	127,139
Apartment Investment & Management Co. – Class A	4,600	128,708
Associated Estates Realty Corp.	78,220	1,199,895
AvalonBay Communities, Inc.	7,090	886,605
Berkeley Group Holdings PLC	14,910	558,903
Boardwalk Real Estate Investment Trust	2,000	113,768
BRE Properties, Inc.	2,400	131,064
Brookfield Residential Properties, Inc.(b)	46,437	1,025,329
Camden Property Trust	2,700	173,340
Canadian Apartment Properties REIT	5,300	109,441
China Overseas Land & Investment Ltd.	880,140	2,721,890
China Resources Land Ltd.	115,380	334,244
China Vanke Co., Ltd. – Class B	434,274	733,288
Comforia Residential REIT, Inc.	54	382,042
Consorcio ARA SAB de CV(b)	76,000	29,649
Corp. GEO SAB de CV(b)(c)(d)	23,600	3,003
Cyrela Brazil Realty SA Empreendimentos e Participacoes	20,200	150,173
Desarrolladora Homex SAB de CV(b)	14,600	3,620
Deutsche Annington Immobilien SE(b)	23,730	618,612
Deutsche Wohnen AG	5,160	97,043
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	43,300	62,015
Equity Lifestyle Properties, Inc.	3,700	140,563
Equity Residential	23,190	1,214,228
Essex Property Trust, Inc.	1,200	193,200
Ez Tec Empreendimentos e Participacoes SA	11,250	164,928
Gafisa SA(b)	34,100	45,904
GAGFAH SA(b)	7,500	106,311
Grainger PLC	6,010	18,768
GSW Immobilien AG	1,060	49,200
Home Properties, Inc.	1,650	99,511
JHSF Participacoes SA	12,800	31,883

KWG Property Holding Ltd.	1,447,050	942,431
Land and Houses PCL	216,000	76,229

22	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

LEG Immobilien AG(b)	18,926	$1,079,264
Mid-America Apartment Communities, Inc.	23,834	1,582,578
Mirvac Group	193,750	318,516
MRV Engenharia e Participacoes SA	113,150	488,421
Northern Property Real Estate Investment Trust	1,200	32,226
Post Properties, Inc.	2,900	132,646
Rossi Residencial SA(b)	507,844	623,024
Sekisui Chemical Co., Ltd.	25,000	290,462
Shenzhen Investment Ltd.	228,950	91,614
Shimao Property Holdings Ltd.	238,760	598,221
Sino-Ocean Land Holdings Ltd.	223,080	141,455
Stockland	608,010	2,304,435
Sun Communities, Inc.	29,990	1,336,654
Sunac China Holdings Ltd.	167,600	116,306
Taylor Wimpey PLC	317,910	560,910
UDR, Inc.	7,900	195,999
UEM Sunrise Bhd	91,350	67,687
Urbi Desarrollos Urbanos SAB de CV(b)(c)(d)	120,400	14,876
Wing Tai Holdings Ltd.	391,900	695,830
Yanlord Land Group Ltd.	176,500	175,091

		24,121,357

Self Storage – 0.6%
Big Yellow Group PLC	1,280	9,591
CubeSmart	8,050	147,074
Extra Space Storage, Inc.	30,655	1,409,823
Public Storage	11,070	1,848,358
Safestore Holdings PLC	3,900	9,270
Sovran Self Storage, Inc.	800	61,192

		3,485,308

Single Family – 0.1%
LIXIL Group Corp.	31,000	727,653

Student Housing – 0.0%
American Campus Communities, Inc.	3,300	114,048

		28,448,366

Office – 3.4%
Office – 3.4%
Allied Properties Real Estate Investment Trust	28,420	914,488
Allreal Holding AG	950	130,562
Alstria Office REIT-AG	990	12,552
Ascendas India Trust	27,800	14,318
Befimmo	1,800	129,114
Boston Properties, Inc.	8,370	866,295
Brandywine Realty Trust	68,600	976,179
Brookfield Office Properties, Inc.	7,900	147,597
CapitaCommercial Trust	819,000	969,113
Castellum AB	5,250	80,612
Champion REIT	81,100	36,146

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	23

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Cominar Real Estate Investment Trust	47,257	$860,701
Commonwealth Property Office Fund	44,650	50,515
CommonWealth REIT	5,650	137,691
Corporate Office Properties Trust	5,700	140,220
Cousins Properties, Inc.	147,545	1,671,685
Derwent London PLC	6,170	247,667

Douglas Emmett, Inc.	4,200	104,706
Dundee International Real Estate Investment Trust	3,050	26,532
Fabege AB	6,400	73,638
Franklin Street Properties Corp.	5,000	66,000
Government Properties Income Trust	6,250	152,813
Great Portland Estates PLC	21,200	194,540
Highwoods Properties, Inc.	4,000	154,400
Hongkong Land Holdings Ltd.	38,000	233,706
Hudson Pacific Properties, Inc.	2,900	60,001
Hufvudstaden AB – Class A	5,890	77,093
ING Office Fund	14,700	43,155
Investa Office Fund	154,550	453,711
Japan Excellent, Inc.	101	624,427
Japan Prime Realty Investment Corp.	83	275,821
Japan Real Estate Investment Corp.	95	1,085,366
Kenedix Realty Investment Corp. – Class A	140	628,910
Keppel REIT	235,500	228,498
Kilroy Realty Corp.	2,400	127,584
Liberty Property Trust	18,290	680,205
Mack-Cali Realty Corp.	6,150	126,444
Mori Trust Sogo Reit, Inc.	34	302,383
Nippon Building Fund, Inc.	21	259,789
Nomura Real Estate Office Fund, Inc.	28	138,320
Norwegian Property ASA	15,400	19,712
NTT Urban Development Corp.	7,600	97,017
Orix JREIT, Inc.	912	1,137,327
Parkway Properties, Inc./MD	72,850	1,319,314
Piedmont Office Realty Trust, Inc. – Class A	7,800	144,144
PS Business Parks, Inc.	2,100	171,129
PSP Swiss Property AG(b)	1,300	111,733
SL Green Realty Corp.	23,671	2,238,566
Swiss Prime Site AG(b)	1,750	132,507
Tokyo Tatemono Co., Ltd.	14,000	131,432
Workspace Group PLC	86,610	679,632

		19,686,010

Industrials – 1.4%
Industrial Warehouse Distribution – 1.3%
Ascendas Real Estate Investment Trust	63,000	119,784
DCT Industrial Trust, Inc.	19,750	153,062
EastGroup Properties, Inc.	900	57,294
First Industrial Realty Trust, Inc.	3,350	60,535
Global Logistic Properties Ltd.	96,450	239,418
GLP J-Reit	100	103,754

24	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Granite Real Estate Investment(b)	32,306	$1,113,911
Hansteen Holdings PLC	253,000	419,491
Hopewell Holdings Ltd.	159,000	536,493
Mapletree Industrial Trust	15,740	17,499
Mapletree Logistics Trust	947,000	833,898
Nippon Prologis REIT, Inc.	70	699,036
ProLogis, Inc.	44,480	1,776,976
Rexford Industrial Realty, Inc.(b)	30,559	416,214
Segro PLC	41,180	215,682
STAG Industrial, Inc.	57,750	1,207,552
Warehouses De Pauw SCA	350	25,972

		7,996,571

Mixed Office Industrial – 0.1%
BR Properties SA	14,040	119,079
Goodman Group	55,140	263,513

		382,592

		8,379,163

Lodging – 1.3%
Lodging – 1.3%
Ashford Hospitality Trust, Inc.	120,630	1,575,428
CDL Hospitality Trusts	11,600	15,536
Chesapeake Lodging Trust	19,290	454,665
DiamondRock Hospitality Co.	126,040	1,435,596
Hersha Hospitality Trust	234,700	1,330,749
Hospitality Properties Trust	4,400	129,272
Host Hotels & Resorts, Inc.	46,750	867,213
InterContinental Hotels Group PLC	17,502	509,951
LaSalle Hotel Properties	32,690	1,015,024
Pebblebrook Hotel Trust	2,000	60,400
RLJ Lodging Trust	6,000	151,560
Strategic Hotels & Resorts, Inc.(b)	17,650	153,555
Sunstone Hotel Investors, Inc.	4,250	56,312

		7,755,261

Food Beverage & Tobacco – 0.3%
Agricultural Products – 0.2%
Archer-Daniels-Midland Co.	12,100	494,890
Bunge Ltd.	3,470	284,991
Charoen Pokphand Indonesia Tbk PT	118,590	40,986
Felda Global Ventures Holdings Bhd	65,418	93,078
Golden Agri-Resources Ltd.	186,000	89,812
Kuala Lumpur Kepong Bhd	14,100	103,176
Wilmar International Ltd.	61,041	169,788

		1,276,721

Packaged Foods & Meats – 0.1%
MHP SA (GDR)(a)	24,690	391,336

		1,668,057

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	25

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Retailing – 0.0%
Automotive Retail – 0.0%
Murphy USA, Inc.(b)	2,955	$119,914

Total Common Stocks (cost $343,188,788)		370,103,315

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 24.6%
United States – 24.6%
U.S. Treasury Inflation Index
0.125%, 4/15/16 (TIPS)(e)	$91,655	94,140,052
0.625%, 7/15/21 (TIPS)	3,644	3,807,612
1.875%, 7/15/15 (TIPS)(e)	43,701	46,015,391

Total Inflation-Linked Securities (cost $145,200,656)		143,963,055

	Shares
WARRANTS – 0.2%
Equity: Other – 0.2%
Diversified/Specialty – 0.2%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 9/24/15(b)	560,770	928,074

Energy – 0.0%
Coal & Consumable Fuels – 0.0%
Coal India Ltd., Merrill Lynch Intl & Co., expiring 11/02/15(b)	16,210	75,599

Oil & Gas Exploration & Production – 0.0%
Oil & Natural Gas Corp. Ltd., Deutsche Bank AG London, expiring 1/17/17(b)	29,500	141,166

		216,765

Total Warrants (cost $974,187)		1,144,839

INVESTMENT COMPANIES – 0.0%
Funds and Investment Trusts – 0.0%
CPN Retail Growth Leasehold Property Fund	89,150	46,338
Medicx Fund Ltd.	13,066	16,780
Picton Property Income Ltd.	12,600	10,808
Standard Life Investment Property Income Trust PLC	8,300	9,054
UK Commercial Property Trust Ltd./fund	4,250	5,145

Total Investment Companies (cost $86,024)		88,125

26	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

RIGHTS – 0.0%
Equity: Other – 0.0%
Real Estate Management & Development – 0.0%
New Hotel, expiring 12/31/13(b) (cost $0)	10,365	$	– 0	–

SHORT-TERM INVESTMENTS – 12.1%
Investment Companies – 2.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.08%(f) (cost $13,659,085)	13,659,085		13,659,085

	Principal Amount (000)
U.S. Treasury Bills – 8.5%
U.S. Treasury Bill Zero Coupon, 4/24/14 (cost $49,774,069)	$49,815		49,774,069

Time Deposit – 1.2%
State Street Time Deposit, 0.01%, 11/01/13 (cost $6,907,928)	6,908		6,907,928

Total Short-Term Investments (cost $70,341,082)			70,341,082

Total Investments – 100.2% (cost $559,790,737)			585,640,416
Other assets less liabilities – (0.2)%			(1,237,345)

Net Assets – 100.0%			$584,403,071

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Aluminum HG Futures	45	November 2013	$2,097,659	$2,050,875	$(46,784)
Brent Crude Oil Futures	18	January 2014	1,919,480	1,947,060	27,580
Cocoa Futures	72	March 2014	1,952,007	1,935,360	(16,647)
Cocoa Futures	93	March 2014	2,539,128	2,540,939	1,811
Copper London Metal Exchange Futures	11	November 2013	2,000,925	1,991,962	(8,963)
Copper London Metal Exchange Futures	3	January 2014	539,613	543,694	4,081
Gas Oil Futures	4	January 2014	361,500	367,800	6,300
Lean Hogs Futures	74	December 2013	2,586,983	2,639,580	52,597
Live Cattle Futures	17	December 2013	908,276	902,530	(5,746)
London Metal Exchange Nickel Futures	34	January 2014	2,966,833	2,980,032	13,199
Natural Gas Futures	37	December 2013	1,478,267	1,355,310	(122,957)
Nickel Futures	10	November 2013	886,522	873,900	(12,622)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	27

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2013	Unrealized Appreciation/ (Depreciation)
Platinum Futures	80	January 2014	$5,809,006	$5,793,600	$(15,406)
Soybean Futures	27	November 2014	1,582,117	1,563,638	(18,479)
Soybean Meal Futures	58	March 2014	2,323,559	2,245,180	(78,379)
Sugar 11 Futures	91	February 2014	1,930,255	1,867,174	(63,081)
WTI Crude Futures	40	January 2014	3,892,898	3,866,400	(26,498)

Sold Contracts
Aluminum HG Futures	45	November 2013	2,005,778	2,050,875	(45,097)
Cattle Feeder Futures	46	January 2014	3,684,636	3,764,525	(79,889)
Copper London Metal Exchange Futures	11	November 2013	1,986,454	1,991,963	(5,509)
Corn Futures	68	March 2014	1,537,807	1,493,450	44,357
Gasoline RBOB Futures	25	December 2013	2,682,572	2,720,865	(38,293)
Gold 100 OZ Futures	22	December 2013	2,941,918	2,912,140	29,778
London Metal Exchange Nickel Futures	10	November 2013	875,979	873,900	2,079
London Metal Exchange PRI Aluminum Futures	78	January 2014	3,657,657	3,611,400	46,257
NY HARB ULSD Futures	30	December 2013	3,658,298	3,725,694	(67,396)
Soybean Oil Futures	48	March 2014	1,202,542	1,209,312	(6,770)

					$(430,477)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	EUR	23,865	USD	31,655	12/17/13	$(750,212)
Barclays Bank PLC Wholesale	JPY	489,469	USD	4,946	12/17/13	(32,835)
Barclays Bank PLC Wholesale	MXN	26,826	USD	2,037	12/17/13	(12,010)
Barclays Bank PLC Wholesale	USD	16,493	CNY	101,797	12/17/13	81,828
Barclays Bank PLC Wholesale	USD	25,321	EUR	18,643	12/17/13	(6,654)
Barclays Bank PLC Wholesale	USD	854	IDR	10,096,953	12/17/13	50,887
Barclays Bank PLC Wholesale	USD	852	KRW	931,615	12/17/13	19,514
BNP Paribas SA	AUD	4,156	USD	3,838	12/17/13	(79,211)
BNP Paribas SA	USD	772	INR	50,591	12/17/13	31,965
Citibank, NA	USD	2,431	HKD	18,850	12/17/13	413
Credit Suisse International	USD	795	MYR	2,611	12/17/13	23,278
Goldman Sachs Capital Markets LP	USD	4,460	BRL	9,733	11/04/13	(114,863)
Goldman Sachs Capital Markets LP	BRL	9,733	USD	4,419	11/04/13	74,167
Goldman Sachs Capital Markets LP	JPY	2,257,039	USD	22,480	12/17/13	(479,151)

28	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Capital Markets LP	BRL	9,733	USD	4,398	1/03/14	$111,607
JPMorgan Chase Bank, NA	USD	3,237	CAD	3,421	12/17/13	40,313
Royal Bank of Scotland PLC	GBP	432	USD	678	12/17/13	(14,879)
Royal Bank of Scotland PLC	USD	6,285	AUD	6,718	12/17/13	46,297
Standard Chartered Bank	BRL	9,733	USD	4,078	11/04/13	(266,857)
Standard Chartered Bank	USD	4,419	BRL	9,733	11/04/13	(74,167)
Standard Chartered Bank	USD	1,720	SGD	2,180	12/17/13	35,474
State Street Bank & Trust Co.	NOK	8,201	USD	1,379	12/17/13	3,455
State Street Bank & Trust Co.	THB	27,621	USD	860	12/17/13	(25,181)
State Street Bank & Trust Co.	USD	1,830	CHF	1,709	12/17/13	54,412
State Street Bank & Trust Co.	USD	1,540	ZAR	15,628	12/17/13	6,446

						$(1,275,964)

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$3,830	3/30/22	2.263%	3 Month LIBOR	$34,027

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Citibank, NA	$1,000	3/27/18	2.45%	CPI	#	$(38,245)
JPMorgan Chase Bank, N.A.	85,342	10/01/16	1.918%	CPI	#	(88,213)

						$(126,458)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	276,582	0.14%	$75,272	12/16/13	Credit Suisse International	$(1,370,231)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	29

Consolidated Portfolio of Investments

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity ex- Industrial Metals	3,477	0.12%	$410	12/16/13	JPMorgan Chase Bank, NA	$(6,278)
Receive	Index Dow Jones-UBS Commodity ex- Industrial Metals	3,714	0.12%	442	12/16/13	JPMorgan Chase Bank, NA	(11,048)
Receive	Index Dow Jones-UBS Commodity ex- Industrial Metals	4,638	0.12%	552	12/16/13	JPMorgan Chase Bank, NA	(13,797)
Receive	Index Dow Jones-UBS Commodity ex- Industrial Metals	87,279	0.12%	10,392	12/16/13	JPMorgan Chase Bank, NA	(259,626)
	Index Dow Jones-UBS Commodity ex- Precious Metals	3,594	0.11%	450	12/16/13	JPMorgan Chase Bank, NA	(5,304)
Receive Receive	Index Dow Jones-UBS Commodity ex- Precious Metals	3,413	0.11%	434	12/16/13	JPMorgan Chase Bank, NA	(11,999)
Receive	Index Dow Jones-UBS Commodity ex- Precious Metals	4,308	0.11%	548	12/16/13	JPMorgan Chase Bank, NA	(15,145)
Receive	Index Dow Jones-UBS Commodity ex- Precious Metals	82,091	0.11%	10,444	12/16/13	JPMorgan Chase Bank, NA	(288,603)
Receive	Index Dow Jones-UBS Commodity Index 2 Month Forward	3,473	0.14%	945	12/16/13	JPMorgan Chase Bank, NA	(17,206)

30	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	20,708	0.14%	$5,600	12/16/13	JPMorgan Chase Bank, NA	$(66,752)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	22,973	0.14%	6,252	12/16/13	JPMorgan Chase Bank, NA	(113,812)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	23,011	0.14%	6,263	12/16/13	JPMorgan Chase Bank, NA	(114,000)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	309,324	0.14%	84,182	12/16/13	JPMorgan Chase Bank, NA	(1,532,440)

							$(3,826,241)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, the aggregate market value of these securities amounted to $1,216,508 or 0.2% of net assets.

(b)	Non-income producing security.

(c)	Fair valued by the Adviser.

(d)	Illiquid security.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $16,335,320.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	31

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

October 31, 2013

Assets
Investments in securities, at value
Unaffiliated issuers (cost $546,131,652)	$571,981,331
Affiliated issuers (cost $13,659,085)	13,659,085
Cash	1,924,102	(a)
Foreign currencies, at value (cost $636,180)	629,895
Receivable for investment securities sold	2,366,460
Receivable for capital stock sold	1,190,076
Dividends and interest receivable	895,405
Unrealized appreciation of forward currency exchange contracts	580,056
Unrealized appreciation on interest rate swaps	34,027

Total assets	593,260,437

Liabilities
Unrealized depreciation on total return swaps	3,826,241
Unrealized depreciation of forward currency exchange contracts	1,856,020
Payable for investment securities purchased and foreign currency transactions	1,838,839
Payable for capital stock redeemed	591,360
Management fee payable	229,025
Unrealized depreciation on inflation swaps	126,458
Distribution fee payable	115,800
Administrative fee payable	18,654
Payable for variation margin on futures	16,874
Transfer Agent fee payable	3,755
Accrued expenses and other liabilities	234,340

Total liabilities	8,857,366

Net Assets	$584,403,071

Composition of Net Assets
Capital stock, at par	$530,648
Additional paid-in capital	578,796,251
Undistributed net investment income	3,766,361
Accumulated net realized loss on investment and foreign currency transactions	(18,881,242)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	20,191,053

	$584,403,071

(a)	An amount of $1,924,100 has been segregated to collateralize margin requirements for open futures outstanding at October 31, 2013.

See notes to consolidated financial statements.

32	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$64,799,424	5,868,922	$11.04	*

C	$13,062,640	1,198,162	$10.90

Advisor	$64,911,323	5,854,864	$11.09

R	$38,258	3,464	$11.04

K	$1,683,575	152,649	$11.03

I	$19,303,336	1,743,407	$11.07

1	$420,593,326	38,242,314	$11.00

2	$11,189	1,000	$11.19

*	The maximum offering price per share for Class A shares was $11.53 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	33

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2013

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $670,812)	$9,149,054
Affiliated issuers	41,958
Interest	225,117	$9,416,129

Expenses
Management fee (see Note B)	3,637,577
Distribution fee—Class A	208,648
Distribution fee—Class C	148,391
Distribution fee—Class R	134
Distribution fee—Class K	3,749
Distribution fee—Class 1	776,503
Transfer agency—Class A	94,192
Transfer agency—Class C	19,794
Transfer agency—Advisor Class	94,222
Transfer agency—Class R	64
Transfer agency—Class K	2,569
Transfer agency—Class I	9,655
Transfer agency—Class 1	6,756
Transfer agency—Class 2	114
Custodian	317,713
Registration fees	136,014
Audit	74,907
Printing	59,045
Administrative	52,467
Legal	47,953
Directors’ fees	12,095
Miscellaneous	81,277

Total expenses	5,783,839
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,008,824)

Net expenses		4,775,015

Net investment income		4,641,114

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(1,399,075	)(a)
Futures		2,125,293
Options written		473,859
Swaps		(18,898,027)
Foreign currency transactions		1,192,697
Net change in unrealized appreciation/depreciation of:
Investments		14,017,156	(b)
Futures		(239,115)
Options written		(394,620)
Swaps		(1,570,935)
Foreign currency denominated assets and liabilities		(1,298,546)

Net loss on investment and foreign currency transactions		(5,991,313)

Net Decrease in Net Assets from Operations		$(1,350,199)

(a)	Net of foreign capital gains taxes of $24,901.

(b)	Net of increase in accrued foreign capital gains taxes of $21,145.

See notes to consolidated financial statements.

34	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2013	Year Ended October 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,641,114	$3,997,290
Net realized loss on investment and foreign currency transactions	(16,505,253)	(5,300,020)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	10,513,940	14,001,057

Net increase (decrease) in net assets from operations	(1,350,199)	12,698,327
Dividends to Shareholders from
Net investment income
Class A	(1,562,186)	(509,447)
Class C	(258,770)	(45,930)
Advisor Class	(1,822,536)	(511,117)
Class R	(348)	(49)
Class K	(30,815)	(2,741)
Class I	(503,361)	(151,472)
Class 1	(5,327,983)	(1,535,734)
Class 2	(295)	– 0	–
Capital Stock Transactions
Net increase	196,692,584	51,614,977

Total increase	185,836,091	61,556,814
Net Assets
Beginning of period	398,566,980	337,010,166

End of period (including undistributed net investment income of $3,766,361 and $4,102,117, respectively)	$584,403,071	$398,566,980

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	35

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2013

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of six portfolios currently in operation: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio, the Limited Duration High Income Portfolio and the Government Reserves Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. The Government Reserves Portfolio commenced operations on May 1, 2013. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Real Asset Strategy Portfolio (the “Strategy”). As part of the Strategy’s investment strategy, the Strategy seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the “Subsidiary”). The Strategy and the Subsidiary commenced operations on March 8, 2010. The Subsidiary was incorporated on February 1, 2010. The Strategy is the sole shareholder of the Subsidiary and it is intended that the Strategy will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2013, net assets of the Strategy were $584,403,071, of which $105,393,730, or approximately 18.03%, represented the Strategy’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AllianceBernstein Real Asset Strategy and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Strategy has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B shares are not publically offered. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial

36	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily,

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	37

Notes to Consolidated Financial Statements

primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates,

38	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	39

Notes to Consolidated Financial Statements

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of October 31, 2013:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Energy	$80,675,175		$52,617,618		$	– 0	–	$133,292,793
Materials	30,137,180		41,701,061			2		71,838,243
Equity: Other	23,792,107		42,034,592			– 0	–	65,826,699
Retail	16,374,128		16,714,681			– 0	–	33,088,809
Residential	14,595,760		13,834,727			17,879		28,448,366
Office	12,058,266		7,627,744			– 0	–	19,686,010
Industrials	4,904,623		3,474,540			– 0	–	8,379,163
Lodging	7,229,774		525,487			– 0	–	7,755,261
Food Beverage & Tobacco	1,171,217		496,840			– 0	–	1,668,057
Retailing	119,914		– 0	–		– 0	–	119,914
Inflation-Linked Securities	– 0	–	143,963,055			– 0	–	143,963,055
Warrants	– 0	–	75,599			1,069,240		1,144,839
Investment Companies	15,953		72,172			– 0	–	88,125
Rights	– 0	–	– 0	–		– 0	– ^	– 0	–
Short-Term Investments:
Investment Companies	13,659,085		– 0	–		– 0	–	13,659,085
U.S. Treasury Bills	– 0	–	49,774,069			– 0	–	49,774,069
Time Deposit	– 0	–	6,907,928			– 0	–	6,907,928

Total Investments in Securities	204,733,182		379,820,113	+		1,087,121		585,640,416
Other Financial Instruments* :
Assets:
Futures	228,039		– 0	–		– 0	–	228,039	#
Forward Currency Exchange Contracts	– 0	–	580,056			– 0	–	580,056
Interest Rate Swaps	– 0	–	34,027			– 0	–	34,027
Liabilities:
Futures	(658,516)		– 0	–		– 0	–	(658,516	)#
Forward Currency Exchange Contracts	– 0	–	(1,856,020)			– 0	–	(1,856,020)
Inflation (CPI) Swaps	– 0	–	(126,458)			– 0	–	(126,458)
Total Return Swaps	– 0	–	(3,826,241)			– 0	–	(3,826,241)

Total(a)	$204,302,705		$374,625,477			$1,087,121		$580,015,303

^	The Strategy held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+

A significant portion of the Strategy’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(a)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

#

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/depreciation of exchange traded derivatives in the consolidated portfolio of investments.

40	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Materials			Residential			Warrants
Balance as of 10/31/12		$22,490		$	– 0	–	$207,113
Accrued discounts/(premiums)		– 0	–		– 0	–	– 0	–
Realized gain (loss)		– 0	–		(11,939)		(8,443)
Change in unrealized appreciation/depreciation		(22,488)			(39,986)		203,871
Purchases		– 0	–		15,139		779,683
Sales		– 0	–		(228,110)		(204,643)
Transfers in to Level 3		– 0	–		282,775		195,990
Transfers out of Level 3		– 0	–		– 0	–	(104,331)

Balance as of 10/31/13**		$2			$17,879		$1,069,240

Net change in unrealized appreciation/depreciationfrom Investments held as of 10/31/13*		$(22,488)			$(39,986)		$203,871

	Rights^			Inflation (CPI) Swaps			Total
Balance as of 10/31/12	$	– 0	–		$(5,724)		$223,879
Accrued discounts/(premiums)		– 0	–		– 0	–	– 0	–
Realized gain (loss)		– 0	–		– 0	–	(20,382)
Change in unrealized appreciation/depreciation		– 0	–		– 0	–	141,397
Purchases		– 0	–		– 0	–	794,822
Sales		– 0	–		– 0	–	(432,753)
Transfers in to Level 3		– 0	–		– 0	–	478,765
Transfers out of Level 3		– 0	–		5,724		(98,607)

Balance as of 10/31/13**	$	– 0	–	$	– 0	–	$1,087,121

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/13*	$	– 0	–	$	– 0	–	$141,397

^	The Strategy held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying consolidated statement of operations.

**	There were de minimis transfers under 1% of net assets during the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	41

Notes to Consolidated Financial Statements

describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

42	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Strategy as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Strategy as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Strategy or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	43

Notes to Consolidated Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser a management fee at an annual rate of .75% of the Strategy’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.05%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75%, 1.00% and 0.75% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2014. For the year ended October 31, 2013, such reimbursement amounted to $1,008,824. Effective February 1, 2014, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.30%, 2.00%, 1.00%, 1.50%, 1.25%, 1.00%, 1.25% and 1.00% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the year ended October 31, 2013, the reimbursement for such services amounted to $52,467.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $68,031 for the year ended October 31, 2013.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $4,924 from the sale of Class A shares and received $0 and $6,807 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2013.

44	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2013 is as follows:

Market Value October 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2013 (000)	Dividend Income (000)
$ 39,448	$195,000	$220,789	$13,659	$42

Brokerage commissions paid on investment transactions for the year ended October 31, 2013 amounted to $547,278, of which $41 and $228, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares, .25% of the Strategy’s average daily net assets attributable to Class K shares and .25% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $132,538, $13,832, $16,630 and $1,221,944 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	45

Notes to Consolidated Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$302,074,843	$149,677,442
U.S. government securities	164,355,199	87,687,662

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$601,085,772

Gross unrealized appreciation	$26,405,136
Gross unrealized depreciation	(43,568,719)

Net unrealized depreciation	$(17,163,583)

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures

The Strategy may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of

46	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2013, the Strategy held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2013, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Strategy may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Strategy may use options transactions for non-hedging

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	47

Notes to Consolidated Financial Statements

purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

During the year ended October 31, 2013, the Strategy held purchased options for hedging purposes. During the year ended October 31, 2013, the Strategy held written options for hedging purposes.

For the year ended October 31, 2013, the Strategy had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/12	1,177			$574,926
Options written	620			424,817
Options expired	(1,062)			(115,274)
Options bought back	(735)			(884,469)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 10/31/13	– 0	–	$	– 0	–

48	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	49

Notes to Consolidated Financial Statements

prevailing market rates, the Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2013, the Strategy held interest rate swaps for non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the year ended October 31, 2013, the Strategy held inflation (CPI) swaps for hedging purposes.

Total Return Swaps:

The Strategy may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Strategy is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Strategy will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2013, the Strategy held total return swaps for non-hedging purposes.

50	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

Documentation governing the Strategy’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of October 31, 2013, the Strategy had OTC derivatives with contingent features in net liability positions in the amount of $5,299,213. The fair value of the assets pledged as collateral by the Strategy for such derivatives was $16,335,320 at October 31, 2013. If a trigger event had occurred at October 31, 2013, for those derivatives in a net liability position, an amount of $1,448,350 would be required to be posted by the Strategy.

At October 31, 2013, the Strategy had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Receivable/Payable for variation margin on futures	$228,039	*	Receivable/Payable for variation margin on futures	$658,516	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	580,056		Unrealized depreciation of forward currency exchange contracts	1,856,020

Interest rate contracts				Unrealized depreciation on inflation swaps	126,458

Interest rate contracts	Unrealized appreciation on interest rate swaps	34,027

Equity contracts				Unrealized depreciation on total return swaps	3,826,241

Total		$842,122			$6,467,235

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the consolidated portfolio of investments.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	51

Notes to Consolidated Financial Statements

The effect of derivative instruments on the consolidated statement of operations for the year ended October 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$184,959	$(238,006)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	1,940,334	(1,109)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	1,229,907	(1,296,204)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,360,665)	597,770

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	473,859	(394,620)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(6,633)	254,278

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(68,469)	(120,734)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(18,822,925)	(1,704,479)

Total		$(17,429,633)	$(2,903,104)

52	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

The following table represents the volume of the Strategy’s derivative transactions during the year ended October 31, 2013:

Futures:
Average original value of buy contracts	$25,035,324
Average original value of sale contracts	$28,014,699

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$48,055,432
Average principal amount of sale contracts	$74,347,732

Purchased Options:
Average monthly cost	$713,212	(a)

Interest Rate Swaps:
Average notional amount	$3,830,000

Inflation Swaps:
Average notional amount	$14,129,538

Total Return Swaps:
Average notional amount	$163,488,304

(a)	Positions were open for nine months during the year.

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class 1 were as follows:

	Shares		Amount
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

Class A
Shares sold	1,972,753	2,608,531	$21,884,520	$28,567,301

Shares issued in reinvestment of dividends	92,311	38,825	1,020,960	394,077

Shares redeemed	(2,198,377)	(2,988,890)	(24,151,459)	(32,355,909)

Net decrease	(133,313)	(341,534)	$(1,245,979)	$(3,394,531)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	53

Notes to Consolidated Financial Statements

Shares	Amount
Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

Class C
Shares sold	317,063	354,713	$3,497,660	$3,879,024

Shares issued in reinvestment of dividends	21,649	4,016	237,922	40,482

Shares redeemed	(568,756)	(524,077)	(6,218,213)	(5,691,101)

Net decrease	(230,044)	(165,348)	$(2,482,631)	$(1,771,595)

Advisor Class
Shares sold	2,733,581	4,543,903	$30,448,510	$49,904,713

Shares issued in reinvestment of dividends	122,260	31,201	1,354,636	317,317

Shares redeemed	(3,378,020)	(2,780,605)	(37,225,296)	(30,660,702)

Net increase (decrease)	(522,179)	1,794,499	$(5,422,150)	$19,561,328

Class R
Shares sold	2,043	465	$22,606	$5,131

Shares issued in reinvestment of dividends	11	– 0	–(a)	120	2

Shares redeemed	(84)	– 0	–	(903)	– 0	–

Net increase	1,970	465	$21,823	$5,133

Class K
Shares sold	54,655	104,007	$604,459	$1,119,362

Shares issued in reinvestment of dividends	2,788	261	30,815	2,644

Shares redeemed	(18,439)	(2,244)	(200,230)	(24,252)

Net increase	39,004	102,024	$435,044	$1,097,754

Class I
Shares sold	508,706	208,844	$5,691,441	$2,346,052

Shares issued in reinvestment of dividends	45,471	14,751	503,361	149,726

Shares redeemed	(464,738)	(1,087)	(5,170,396)	(11,273)

Net increase	89,439	222,508	$1,024,406	$2,484,505

Class 1
Shares sold	22,862,114	6,975,213	$251,401,447	$76,358,201

Shares issued in reinvestment of dividends	405,500	11,816	4,464,553	119,455

Shares redeemed	(4,690,415)	(3,912,630)	(51,503,929)	(42,845,273)

Net increase	18,577,199	3,074,399	$204,362,071	$33,632,383

(a)	Share amount is less than one full share.

54	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategy’s investments or reduce the returns of the Strategy. For example, the value of the Strategy’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategy’s investments denominated in foreign currencies, the Strategy’s positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Strategy to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	55

Notes to Consolidated Financial Statements

traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—When the Strategy borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Strategy, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the year ended October 31, 2013.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$9,506,294	$2,756,490

Total distributions paid	$9,506,294	$2,756,490

56	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,226,694
Accumulated capital and other losses	(14,924,904	)(a)
Unrealized appreciation/(depreciation)	(17,208,754	)(b)

Total accumulated earnings/(deficit)	$(24,906,964)

(a)

On October 31, 2013, the Strategy had a net capital loss carryforward of $14,924,904. During the fiscal year, the Strategy utilized $789,808 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2013, the Strategy had a net capital loss carryforward of $14,924,904 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 8,227	n/a	2018
8,373,586	n/a	2019
3,844,594	$2,698,497	no expiration

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps and passive foreign investment companies (PFICs), reclassifications of foreign currency and foreign capital gains tax, the book/tax differences associated with the treatment of earnings from the Subsidiary, and the tax treatment of Treasury inflation-protected securities resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	57

Notes to Consolidated Financial Statements

assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. In January 2013, the FASB issued an ASU to clarify the scope of disclosures about offsetting assets and liabilities. The ASU limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

58	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 11.33	$ 11.05	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10	.11	.16	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.13)	.25	(.01)	1.21
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.03)	.36	.15	1.25

Less: Dividends
Dividends from net investment income	(.26)	(.08)	(.35)	– 0	–

Net asset value, end of period	$ 11.04	$ 11.33	$ 11.05	$ 11.25

Total Return
Total investment return based on net asset value(e)	(.27)%	3.36%	1.32%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,800	$67,989	$70,081	$1,123
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	1.05%	1.05%	1.05	%^+
Expenses, before waivers/reimbursements	1.34%	1.28%	1.61%	7.68	%^+
Net investment income(c)	.86%	1.02%	1.44%	.80	%^+
Portfolio turnover rate	54%	118%	120%	42%

See footnote summary on page 66.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	59

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 11.18	$ 10.93	$ 11.19	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02	.03	.08	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	.25	(.01)	1.15
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.10)	.28	.07	1.19

Less: Dividends
Dividends from net investment income	(.18)	(.03)	(.33)	– 0	–

Net asset value, end of period	$ 10.90	$ 11.18	$ 10.93	$ 11.19

Total Return
Total investment return based on net asset value(e)	(.92)%	2.58%	.61%	11.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,063	$15,974	$17,414	$280
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.75%	1.75%	1.75%	1.75	%^+
Expenses, before waivers/reimbursements	2.04%	1.99%	2.31%	11.21	%^+
Net investment income(c)	.16%	.32%	.73%	.65	%^+
Portfolio turnover rate	54%	118%	120%	42%

See footnote summary on page 66.

60	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 11.37	$ 11.08	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.13	.15	.19	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	.25	(.01)	1.18
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.01	.40	.18	1.26

Less: Dividends
Dividends from net investment income	(.29)	(.11)	(.36)	– 0	–

Net asset value, end of period	$ 11.09	$ 11.37	$ 11.08	$ 11.26

Total Return
Total investment return based on net asset value(e)	.12%	3.69%	1.55%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,911	$72,529	$50,795	$963
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.75%	.75%	.75	%^+
Expenses, before waivers/reimbursements	1.04%	.99%	1.29%	8.89	%^+
Net investment income(c)	1.18%	1.33%	1.69%	1.46	%^+
Portfolio turnover rate	54%	118%	120%	42%

See footnote summary on page 66.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	61

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 11.32	$ 11.02	$ 11.23	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.08	.09	.16	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.13)	.26	(.04)	1.13
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.05)	.35	.12	1.23

Less: Dividends
Dividends from net investment income	(.23)	(.05)	(.33)	– 0	–

Net asset value, end of period	$ 11.04	$ 11.32	$ 11.02	$ 11.23

Total Return
Total investment return based on net asset value(e)	(.47)%	3.20%	1.03%	12.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38	$17	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%	1.25%	1.25%	1.25	%^+
Expenses, before waivers/reimbursements	1.65%	1.64%	2.87%	8.66	%^+
Net investment income(c)	.76%	.82%	1.39%	1.50	%^+
Portfolio turnover rate	54%	118%	120%	42%

See footnote summary on page 66.

62	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 11.32	$ 11.05	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10	.10	.15	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	.27	0	1.13
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.02)	.37	.15	1.25

Less: Dividends
Dividends from net investment income	(.27)	(.10)	(.35)	– 0	–

Net asset value, end of period	$ 11.03	$ 11.32	$ 11.05	$ 11.25

Total Return
Total investment return based on net asset value(e)	(.19)%	3.43%	1.33%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,684	$1,286	$128	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00%	1.00%	1.00%	1.00	%^+
Expenses, before waivers/reimbursements	1.33%	1.35%	1.91%	8.39	%^+
Net investment income(c)	.95%	.89%	1.38%	1.76	%^+
Portfolio turnover rate	54%	118%	120%	42%

See footnote summary on page 66

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	63

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 11.36	$ 11.07	$ 11.27	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.13	.14	.15	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.13)	.26	.02†	1.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	– 0	–	.40	.17	1.27

Less: Dividends
Dividends from net investment income	(.29)	(.11)	(.37)	– 0	–

Net asset value, end of period	$ 11.07	$ 11.36	$ 11.07	$ 11.27

Total Return
Total investment return based on net asset value(e)	.04%	3.69%	1.53%	12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,303	$18,790	$15,850	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.75%	.75%	.75	%^+
Expenses, before waivers/reimbursements	.97%	.98%	1.38%	8.11	%^+
Net investment income(c)	1.17%	1.32%	1.42%	1.99	%^+
Portfolio turnover rate	54%	118%	120%	42%

See footnote summary on page 66.

64	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 11.29	$ 11.01	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10	.12	.15	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	.25	(.01)	1.13
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase (decrease) in net asset value from operations	(.02)	.37	.14	1.25

Less: Dividends
Dividends from net investment income	(.27)	(.09)	(.38)	– 0	–

Net asset value, end of period	$ 11.00	$ 11.29	$ 11.01	$ 11.25

Total Return
Total investment return based on net asset value(e)	(.19)%	3.47%	1.25%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$420,593	$221,971	$182,720	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00%	1.00%	1.00%	1.00	%^+
Expenses, before waivers/reimbursements	1.16%	1.21%	1.47%	8.39	%^+
Net investment income(c)	.95%	1.07%	1.40%	1.78	%^+
Portfolio turnover rate	54%	118%	120%	42%

See footnote summary on page 66.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	65

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,	March 8, 2010(a) to October 31, 2010
2013	2012	2011

Net asset value, beginning of period	$ 11.48	$ 11.07	$ 11.27	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.13	.15	.14	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)	.26	.03	†	1.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.01	.41	.17	1.27

Less: Dividends
Dividends from net investment income	(.30)	– 0	–	(.37)	– 0	–

Net asset value, end of period	$ 11.19	$ 11.48	$ 11.07	$ 11.27

Total Return
Total investment return based on net asset value(e)	.05%	3.70%	1.50%	12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$11	$11	$11,187
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.75%	.75%	.75	%^+
Expenses, before waivers/reimbursements	1.93%	.96%	3.72%	8.14	%^+
Net investment income(c)	1.16%	1.32%	1.19%	2.01	%^+
Portfolio turnover rate	54%	118%	120%	42%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Strategy’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to consolidated financial statements.

66	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc. and Shareholders of the AllianceBernstein Real Asset Strategy Portfolio

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of AllianceBernstein Real Asset Strategy Portfolio (one of the portfolios constituting AllianceBernstein Bond Fund, Inc. (the “Fund”)), as of October 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for the three years in the period then ended and the period March 8, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AllianceBernstein Real Asset Strategy Portfolio (one of the portfolios constituting the AllianceBernstein Bond Fund, Inc.) at October 31, 2013, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the three years in the period then ended and the period March 8, 2010 (commencement of operations) through October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 30, 2013

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	67

Report of Independent Registered Public Accounting Firm

2013 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Strategy during the taxable year ended October 31, 2013. For corporate shareholders, 10.43% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 1.13% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

For the taxable year ended October 31, 2013, the Strategy designates $5,541,283 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2014.

68	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

2013 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Jonathan E. Ruff(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Real Asset Team. Mr. Jonathan E. Ruff is the investment professional with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	69

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas NewYork, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

70	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., ++, # Chairman of the Board 81 (1998)	Investment Adviser and an Independent Consultant since prior to 2008. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund organizations and committees.	100	None

John H. Dobkin, # 71 (1998)	Independent Consultant since prior to 2008. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	71

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 69 (2005)	Private Investor since prior to 2008. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2008, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2008 until 2013

D. James Guzy, # 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2008. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2008, Cirrus Logic Corporation (semi-conductors) since prior to 2008 until July 2011, and Intel Corporation (semi-conductors) until 2008

72	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

Garry L. Moody, # 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) since August 2013

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	73

Management of the Fund

NAME, ADDRESS* and AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 72 (2005)	Private Investor since prior to 2008. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2008

Earl D. Weiner, # 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for each of the Strategy’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Strategy’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Strategy.

+	Mr. Keith is an “interested person” of the Strategy as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

++	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

74	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Management of the Fund

Officer Information

Certain information concerning the Strategy’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Jonathan E. Ruff 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2008.

Emilie D. Wrapp 57	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2008.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc, (“ABIS”),** with which he has been associated since prior to 2008.

Phyllis J. Clarke 52	Controller	Vice President of ABIS,** with which she has been associated since prior to 2008.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Strategy’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	75

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Bond Fund, Inc. (the “Fund”), in respect of AllianceBernstein Real Asset Strategy (the “Strategy”).2 The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010).

1	The Senior Officer’s fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

76	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Strategy pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Strategy	Net Assets 9/30/13 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
Real Asset Strategy	$563.2	0.75% (flat fee)

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s fiscal year ended October 31, 2012, the Adviser received $76,745 (0.021% of the Strategy’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Strategy’s prospectus update. The Adviser provided notice to the Directors of its intention to modify the expense limitation undertaking of Real Asset Strategy to be effective with the Strategy’s prospectus updates on February 1, 2014. In this regard, the Adviser will eliminate the Strategy’s expense caps, which will have the effect of raising the Strategy’s total expense ratio. In addition, set forth below are the Strategy’s gross expense ratios for the most recent semi-annual period:4

	Expense Cap Pursuant to Expense Limitation Undertaking				Gross Expense Ratio[5]		Fiscal Year End
Strategy	Class	Current		Effective 2/01/14
Real Asset Strategy	Advisor Class A Class C Class R Class K Class I Class 1 Class 2	0.75 1.05 1.75 1.25 1.00 0.75 1.00 0.75	% % % % % % % %	N/A N/A N/A N/A N/A N/A N/A N/A	0.98 1.28 1.98 1.66 1.33 0.97 1.21 0.94	% % % % % % % %	Oct. 31 (ratios as of Apr. 30, 2013)

3	Jones v. Harris at 1427.
4	Semi-annual total expense ratios are unaudited.
5	Annualized.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	77

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.6 In addition to the AllianceBernstein

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

78	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Strategy had the AllianceBernstein Institutional fee schedule been applicable to the Strategy versus the Strategy’s advisory fees based on September 30, 2013 net assets:7

Strategy	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Real Asset Strategy	$563.2	Real Asset Strategy Schedule 0.75% on 1st $150 million 0.60% on next $150 million 0.50% on the balance Minimum acct size: $150 million	0.593%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Real Asset Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Strategy:

Strategy	Luxembourg Fund	Fee[8]
Real Asset Strategy	Real Asset Portfolio
	Class A	1.55%
	Class I (Institutional)	0.75%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Strategy. Also shown are the Strategy’s advisory fee and what would have been the effective advisory fee of the Strategy had the fee schedule of the sub-advisory relationship been applicable to the Strategy based on September 30, 2013 net assets:

Strategy	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee	Portfolio Advisory Fee
Real Asset Strategy	Client #1	0.35% on first $250 million 0.25% on first $250 million 0.23% thereafter	0.292%	0.750%

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, while Class I shares, whose fee is for investment advisory services only.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	79

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Strategy by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment management service generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Strategy’s contractual management fee, estimated at the approximate current asset level of the Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”)10 and the Strategy’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Strategy had the lowest effective fee rate in the Lipper peer group.

80	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Real Asset Strategy	0.750	0.911	4/16

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy. Pro-forma total expense ratio is shown for the Portfolio to reflect the Portfolio’s expense cap level effective February 1, 2014.

Strategy	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Real Asset Strategy	1.051	1.349	3/16	1.298	7/46
Pro-forma	1.281	1.349	7/16	1.298	23/46

Based on this analysis, considering pro-forma information where available, the Strategy has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	81

a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. During the Strategy’s most recently completed fiscal year, ABI received from the Strategy $7,246, $869,356 and $10,137 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $43,589 in fees from the Strategy.

The Strategy effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategy’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategy is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategy. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

82	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics.14 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on

13	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

14	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	83

advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1 and 3 year performance returns and rankings of the Strategy16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended July 31, 2013.18

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Real Asset Strategy
1 year	-1.46	10.29	10.36	15/16	81/87
3 year	4.52	8.40	7.78	9/12	41/54

Set forth below are the 1, 3 year and since inception net performance returns of the Strategy (in bold)19 versus its benchmark.20 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

16	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper.

17	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.

18	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

19	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

20	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2013.

21	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

84	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

	Periods Ending July 31, 2013 Annualized Performance
				Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)
Real Asset Strategy	-1.46	4.52	3.61	16.12	0.34	3
MSCI AC World Commodity Producers Index	1.00	1.84	-0.76	20.68	0.21	3
Inception Date: March 8, 2010

CONCLUSION:

The Senior Officer recommended that the Directors consider discussing with the Adviser the appropriateness of the Strategy’s benchmark, the MSCI AC World Commodity Producers Index, given that the Strategy invests in inflation-protected securities, commodities or commodity related stocks, real estate investments and other securities. In addition, the Senior Officer recommended that the Directors consider asking the Adviser to explain its decision to eliminate the Strategy’s expense caps, given the Strategy’s performance, with full recognition that the total expense ratio for the Strategy’s Class A shares would remain below the Lipper EG and EU medians. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	85

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Growth & Income Fund

Select US Equity Portfolio

US Growth

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

86	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	87

NOTES

88	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

NOTES

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	89

NOTES

90	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

NOTES

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	91

NOTES

92	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

ALLIANCEBERNSTEIN REAL ASSET STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RAS-0151-1013

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in
2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
-AllianceBernstein Intermediate Bond Portfolio	2012	$44,500	$326	$13,348
	2013	$44,500	$—	$13,338
-AllianceBernstein Bond Inflation Strategy	2012	$40,500	$326	$13,347
	2013	$40,500	$—	$13,337
-AllianceBernstein Municipal Bond Inflation Strategy	2012	$31,290	$326	$12,566
	2013	$31,290	$—	$14,149
-AllianceBernstein Real Asset Strategy	2012	$42,000	$326	$30,332
	2013	$42,000	$—	$33,317

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
-AllianceBernstein Intermediate Bond Portfolio	2012	$712,440	$13,674
			$(326)
			$(13,348)
	2013	$334,849	$13,338
			$—
			$(13,338)

-AllianceBernstein Bond Inflation Strategy	2012	$712,438	$13,673
			$(326)
			$(13,347)
	2013	$334,848	$13,337
			$—
			$(13,337)

-AllianceBernstein Municipal Bond Inflation Strategy	2012	$711,657	$12,892
			$(326)
			$(12,566)
	2013	$335,661	$14,149
			$—
			$(14,149)

-AllianceBernstein Real Asset Strategy	2012	$729,424	$30,658
			$(326)
			$(30,332)
	2013	$354,828	$33,317
			$—
			$(33,317)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 23, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 23, 2013